[LOGO] FIRST AMERICAN FUNDS(TM)                      2001
                                                     ANNUAL REPORT




                                           BOND FUNDS








"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

   _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE-MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.

FIRST AMERICAN FUNDS IS A COMPLETE RESOURCE FOR YOUR INVESTMENTS. WE HAVE A WIDE ARRAY OF OPTIONS--MORE THAN 50 MUTUAL FUNDS THAT CROSS ALL ASSET CLASSES. TO FIND OUT HOW FIRST AMERICAN FUNDS CAN HELP YOU MEET YOUR GOALS, CONTACT YOUR INVESTMENT PROFESSIONAL.

     OUR FUND FAMILY

  |  HIGHER RISK AND RETURN POTENTIAL
  |
  |  SECTOR FUNDS
  |  INTERNATIONAL FUNDS
  |  SMALL CAP FUNDS
  |  MID CAP FUNDS
  |  LARGE CAP FUNDS
  |  INDEX FUNDS
  |  GROWTH & INCOME FUNDS
  |  ASSET ALLOCATION FUNDS
> |  INCOME FUNDS
  |    [] SHORT TERM BOND FUND
  |    [] INTERMEDIATE TERM BOND FUND
  |    [] FIXED INCOME FUND
  |    [] BOND IMMDEX(TM)FUND
  |    [] U.S. GOVERNMENT SECURITIES FUND
  |    [] CORPORATE BOND FUND
  |    [] STRATEGIC INCOME BOND FUND
  |    [] HIGH YIELD BOND FUND
  |  TAX FREE INCOME FUNDS
  |  MONEY MARKET FUNDS
  |
  |  LOWER RISK AND RETURN POTENTIAL


TABLE OF CONTENTS

Message to Shareholders                           1
Report of Independent Auditors                   21
Statements of Net Assets                         22
Statements of Operations                         54
Statements of Changes in Net Assets              56
Financial Highlights                             58
Notes to Financial Statements                    64
Notice to Shareholders                           74




Our recent merger created an opportunity for First American Funds to put on a new face--which is exactly what we did. The new logo had to reflect our comprehensive suite of First American Funds and our commitment to providing unparalleled, dedicated client service.

WE CHOSE GEORGE WASHINGTON.
His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American Funds.



MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS November 15, 2001



     DEAR SHAREHOLDERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Piper Jaffray Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for our fund family, as it has grown by combining the funds of the First American family with those from Firstar Funds. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to our shareholders.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended September 30, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the newly expanded First American family of funds. We are committed to helping you achieve your investment goals.



     Sincerely,


     /s/ Virginia L. Stringer                  /s/ Mark Jordahl


     VIRGINIA L. STRINGER                      MARK JORDAHL

     Chairperson of the Board                  Chief Investment Officer
     First American Investment Funds, Inc.     U.S. Bancorp Piper Jaffray Asset
                                               Management


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     1)

A QUICKLY
EVOLVING INVESTMENT
ENVIRONMENT

So much can change in one year. In September 2000, America was just beginning to focus on choosing a new President. The stock market was showing signs of taking an extended breather, but few saw any significant red flags for the economy. However, the environment quickly began to change. Stocks were confronted with substantial volatility, but bond markets managed to hold their own.

By the end of 2000, it was clear that an economic slowdown was beginning to take hold. Recognizing this situation, the Federal Reserve (the Fed) opened 2001 with a surprising cut in short-term interest rates. It represented a change in policy for the Fed, which up to that point had focused its energies on avoiding an overheated economy and the threat of inflation. The Fed remained aggressive about cutting rates through the winter, spring, and summer months, and its concern about a slowdown proved to be well founded. By the second quarter of 2001, the economy was teetering on the brink of a possible recession.



STOCKS STRUGGLE THROUGHOUT THE YEAR

While consumers managed to maintain fairly normal levels of spending for much of 2001, the major problem was that capital spending by businesses slowed significantly. This took a huge bite out of profits for a number of companies, dragging down stock prices. Sectors such as technology and telecommunications, which had been in a correction phase since early 2000, were hardest hit in this environment.

In general, smaller stocks performed better than large-company issues, and stocks with a value orientation were better performers than growth stocks.


(2     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

BONDS ON MORE SOLID GROUND

With signs of a slowing economy and the Fed cutting interest rates, the environment proved generally favorable for bonds. Yields on short- to intermediate-term securities in particular moved lower, helping to produce positive results for bond investors. In fact, interest rates on the shorter end of the yield curve dropped dramatically, while long-term rates tended to stay relatively stable. Corporate bonds started the 12-month period rather slowly, as Treasury securities proved more attractive. In the first six months of 2001, corporate bonds offered better returns, but took a backseat again in the last three months of the fiscal year. Typically, portfolios structured to benefit from falling interest rates and focused on the middle of the yield curve enjoyed the best performance.

The municipal bond market was in a rally mode for most of the 12-month period. As with taxable bonds, yields on shorter- to intermediate-term tax-exempt bonds declined the most. In fact, the bulk of the price appreciation occurred in the closing months of 2000.



SEPTEMBER 11 CREATES A DIFFERENT MARKET

An already difficult investment environment was greatly exacerbated by the terrible atrocities that occurred on September 11. It created an entirely new level of uncertainty that was far different from what the markets had ever seen, and did away with any hopes for an immediate economic recovery.

The volatile nature of the past year in the market provides further evidence of the importance of owning a diversified portfolio. Markets can move quickly, and unforeseen events can rapidly change the direction of the investment world. More than ever, the First American family of funds offers you a wide selection of investment options to help you take full advantage of the opportunities available in today's market.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     3)

SHORT TERM BOND

INVESTMENT OBJECTIVE: CURRENT INCOME WHILE MAINTAINING A HIGH DEGREE OF PRINCIPAL STABILITY



The past fiscal year offered ample opportunity for bond investors to generate solid returns. The First American Short Term Bond Fund rose 10.64% for the 12-month period ending September 30, 2001 (Class A shares were up 10.48% on net asset value). The fund's benchmark, the Lehman MF 1-3 Year Government Credit Index, earned 10.75% during the same period*.

The fund got off to a strong start for the year as investors in the fixed-income market began to anticipate cuts in short-term interest rates by the Federal Reserve (the Fed). Signs of a slowing economy that became evident in the fourth quarter led to this expectation, and it proved to be well founded as the Fed trimmed rates consistently beginning in January through the month of September. By the end of the fiscal year, the Federal Funds rate had been cut by more than one-half from 6.5% to 3%. That trend had a tremendous impact on the fund.

The fund put a heavy emphasis on short-term debt securities issued by corporations beginning in the latter part of 2000. They offered a more attractive yield than government securities, and when interest rates began moving lower, these securities performed extremely well. The fund also benefited from its focus on higher-quality issues, which tended to perform better in the slowing economic environment.

Through August, performance remained solid. The environment changed dramatically on the heels of the September 11 terrorist attacks. With the fear and uncertainty created by these events, investors moved their money to the highest-quality securities available, those issued by the U.S. Treasury. In the wake of the attacks, that sentiment hurt the fund's performance in comparison to the broad market for short-term debt securities.

In the months ahead, we anticipate that an economic slowdown will continue to be the dominant factor in the market. Interest rates are not likely to move either dramatically lower or dramatically higher given what is known of the current environment. The focus of the fund will be on generating the most attractive yield commensurate with its objectives, as it is not likely that the capital appreciation opportunities enjoyed in the past year can be repeated.

-------------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
-------------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                                   SINCE INCEPTION(4)
                                                  -----------------------------------
                                1 YEAR   5 YEARS   12/14/1992   2/4/1994   9/24/2001
-------------------------------------------------------------------------------------
Class A NAV                     10.48%     6.54%        5.79%         --          --
-------------------------------------------------------------------------------------
Class A POP                      7.95%     6.05%        5.52%         --          --
-------------------------------------------------------------------------------------
Class S                             --        --           --         --       0.20%
-------------------------------------------------------------------------------------
Class Y                         10.64%     6.59%           --      6.09%          --
-------------------------------------------------------------------------------------
Lehman MF 1-3 Year
  Government/Credit Index(3)    10.75%     6.95%        6.31%      6.33%          --
-------------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(4    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

SHORT TERM BOND


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

           FIRST AMERICAN   FIRST AMERICAN   FIRST AMERICAN      LEHMAN
             SHORT TERM       SHORT TERM       SHORT TERM      MF 1-3 YEAR
             BOND FUND,       BOND FUND,       BOND FUND,      GOVERNMENT/
             CLASS A NAV     CLASS A POP        CLASS Y      CREDIT INDEX(3)
           -----------------------------------------------------------------

CLASS A

12/1992        10,000           9,775                             10,000
 9/1993        10,361          10,128                             10,485
 9/1994        10,590          10,352                             10,613
 9/1995        11,285          11,031                             11,492
 9/1996        11,953          11,684                             12,150
 9/1997        12,680          12,395                             12,993
 9/1998        13,509          13,205                             14,015
 9/1999        13,971          13,657                             14,483
 9/2000        14,850          14,517                             15,351
 9/2001        16,404          16,035                             17,002

CLASS Y

 2/1994                                          10,000           10,000
 9/1994                                          10,125           10,052
 9/1995                                          10,788           10,885
 9/1996                                          11,427           11,508
 9/1997                                          12,122           12,307
 9/1998                                          12,915           13,275
 9/1999                                          13,370           13,718
 9/2000                                          14,210           14,540
 9/2001                                          15,719           16,104


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class S shares is not presented. Class S share performance will be substantially similar to Class A due to similar expenses.

(3) An unmanaged index of one- to three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class S represents cumulative total return as the class has been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     5)

INTERMEDIATE TERM BOND

INVESTMENT OBJECTIVE: CURRENT INCOME TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL



Bond markets demonstrated consistent strength throughout most of the 12-month period ended September 30, 2001. The First American Intermediate Term Bond Fund enjoyed a gain of 12.08% for the fiscal year (Class A shares were up 12.01% on net asset value). The fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, was up 12.90% during the same 12-month period*.

The fund began the fiscal year by putting increased emphasis on securities issued by government agencies. These securities were very attractively priced compared to 10-year U.S. Treasury notes during the closing months of 2000. They enjoyed solid performance in the early months of 2001, as the Federal Reserve aggressively trimmed short-term interest rates. Corporate bonds also performed well in the first six months of the year. The portfolio was heavily positioned in securities with a maturity of four to six years, allowing the fund to capitalize on positive trends in the interest-rate environment. As interest rates moved lower, the value of the securities we owned appreciated.

As the fiscal year came to a close, the fund shifted some of its emphasis to mortgage-backed and asset-backed securities, and away from corporate bonds, which began to struggle in light of ongoing economic weakness. The fund's maturity structure was shifted from owning a broad range of different maturity issues to focus on both ends of the yield spectrum. This includes securities with a range of one to three years on the short end and U.S. Treasury and high-grade corporate securities on the long end.

The bond market is likely to react to economic trends. The major story of the past year has been a continued slowdown in U.S. economic growth, and the possibility that the events on September 11 will result in a full-blown recession. However, it is expected that efforts by the Federal Reserve and the U.S. government to stimulate economic growth will eventually succeed. The fund's strategy of owning bonds on both the long and short ends of the yield spectrum should help the portfolio capitalize on positive trends in the market while limiting any significant downside risk.

---------------------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
---------------------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                                           SINCE INCEPTION(4)
                                                           ----------------------------------
                                         1 YEAR   5 YEARS   1/5/1993   1/9/1995   11/27/2000
---------------------------------------------------------------------------------------------
Class A NAV                              12.01%     7.16%         --      7.70%           --
---------------------------------------------------------------------------------------------
Class A POP                               9.53%     6.68%         --      7.34%           --
---------------------------------------------------------------------------------------------
Class S                                      --        --         --         --       10.58%
---------------------------------------------------------------------------------------------
Class Y                                  12.08%     7.40%      6.83%         --           --
---------------------------------------------------------------------------------------------
Lehman Intermediate Government/Credit
  Bond Index(3)                          12.90%     7.59%      6.96%      8.07%       10.88%
---------------------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(6     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

INTERMEDIATE TERM BOND


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

        FIRST AMERICAN     FIRST AMERICAN      FIRST AMERICAN       LEHMAN
       INTERMEDIATE TERM  INTERMEDIATE TERM  INTERMEDIATE TERM   INTERMEDIATE
           BOND FUND,         BOND FUND,         BOND FUND,    GOVERNMENT/CREDIT
          CLASS A NAV        CLASS A POP          CLASS Y        BOND INDEX(2)
       -------------------------------------------------------------------------

CLASS A

 1/1995     10,000              9,775                                10,000
10/1995     11,244             10,991                                11,077
10/1996     11,862             11,596                                11,721
10/1997     12,697             12,412                                12,599
10/1998     13,668             13,361                                13,745
10/1999     13,887             13,575                                13,882
10/2000     14,778             14,446                                14,775
 9/2001     16,471             16,101                                16,605

CLASS Y

 1/1993                                            10,000            10,000
10/1993                                            10,858            10,682
10/1994                                            10,677            10,476
10/1995                                            11,977            11,788
10/1996                                            12,667            12,472
10/1997                                            13,606            13,407
10/1998                                            14,669            14,627
10/1999                                            14,953            14,772
10/2000                                            15,952            15,723
 9/2001                                            17,805            17,670


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class S shares is not presented. Class S share performance will be substantially similar to Class A due to similar expenses.

(3) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities, in each case with maturities of one to 10 years.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class S represents cumulative total return as the class has been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     7)

FIXED INCOME

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME CONSISTENT WITH LIMITED RISK TO
CAPITAL



Bond investors enjoyed a solid year of performance, and the First American Fixed Income Fund returned 12.76% for the fiscal year ended September 30, 2001 (Class A shares were up 12.50% on net asset value). The fund's benchmark, the Lehman Aggregate Bond Index, generated a return of 12.96% during the 12-month period*.

In October 2000, it began to become apparent that the U.S. economy was beginning to lose some steam. As a result, yields on U.S. Treasury debt securities dropped in anticipation of the Federal Reserve (the Fed) reducing short-term interest rates to spur economic growth.

In January, the Fed began what would become an aggressive cycle of rate cuts, easing the money supply eight times through the end of the fund's fiscal year. This resulted in yields on short- and intermediate-term instruments dropping dramatically, while interest rates on long-term bonds changed little. Beginning late in 2000, the fund's position in long-term Treasury securities was reduced, and that strategy proved to be effective for the portfolio. Additionally, greater emphasis was put in non-Treasury debt, such as mortgage-backed securities and asset-backed securities tied to credit card, home equity, and auto loan issuers. These two sectors, representing close to two-thirds of the portfolio by the end of September 2001, performed particularly well as the United States faced a slowing economy. Corporate bonds represented close to one-quarter of the fund's weight, and performed particularly well in the first six months of 2001.

Treasury securities enjoyed a significant recovery immediately after the September 11 tragedy. However, no significant changes were made to the portfolio in light of these unusual circumstances. It appears the U.S. economy may be delayed in its recovery, but interest rates are probably coming close to a low point for the current cycle. For at least the near term, the fund will continue to emphasize non-Treasury securities, which appear to offer the best upside potential as 2001 comes to a close.

-----------------------------------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
-----------------------------------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                                                   SINCE INCEPTION(4)
                                                              ---------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS   2/4/1994   8/15/1994   2/1/1999   9/24/2001
-----------------------------------------------------------------------------------------------------------
Class A NAV                      12.50%     7.19%      7.12%         --          --         --          --
-----------------------------------------------------------------------------------------------------------
Class A POP                       7.76%     6.26%      6.66%         --          --         --          --
-----------------------------------------------------------------------------------------------------------
Class B NAV                      11.59%     6.40%         --         --       6.53%         --          --
-----------------------------------------------------------------------------------------------------------
Class B POP                       6.59%     6.09%         --         --       6.53%         --          --
-----------------------------------------------------------------------------------------------------------
Class C NAV                      11.68%        --         --         --          --      5.25%          --
-----------------------------------------------------------------------------------------------------------
Class C POP                       9.55%        --         --         --          --      4.86%          --
-----------------------------------------------------------------------------------------------------------
Class S                              --        --         --         --          --         --       0.80%
-----------------------------------------------------------------------------------------------------------
Class Y                          12.76%     7.47%         --      6.70%          --         --          --
-----------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)   12.96%     8.06%       7.76      8.06%       8.02%      6.79%          --
-----------------------------------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(8     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

FIXED INCOME


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

         FIRST AMERICAN      FIRST AMERICAN     FIRST AMERICAN      LEHMAN
           FIXED INCOME        FIXED INCOME      FIXED INCOME      AGGREGATE
        FUND, CLASS A NAV   FUND, CLASS A POP   FUND, CLASS Y    BOND INDEX(3)
        ----------------------------------------------------------------------

CLASS A

9/1991       10,000               9,575                             10,000
9/1992       11,234              10,756                             11,255
9/1993       12,267              11,746                             12,378
9/1994       11,910              11,404                             11,979
9/1995       13,433              12,862                             13,664
9/1996       14,056              13,459                             14,332
9/1997       15,217              14,570                             15,729
9/1998       17,087              16,361                             17,537
9/1999       16,630              15,924                             17,472
9/2000       17,683              16,931                             18,692
9/2001       19,892              19,047                             21,115

CLASS Y

2/1994                                              10,000          10,000
9/1994                                               9,677           9,712
9/1995                                              10,921          11,078
9/1996                                              11,457          11,620
9/1997                                              12,434          12,752
9/1998                                              14,009          14,219
9/1999                                              13,668          14,165
9/2000                                              14,568          15,155
9/2001                                              16,428          17,119


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class S represents cumulative total return as the class has been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     9)

BOND IMMDEX(TM)

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME CONSISTENT WITH LIMITED RISK TO
CAPITAL



The bond market enjoyed another year of solid performance, and the First American Bond IMMDEX(TM) Fund capitalized on that by generating a return of 12.89% for the fiscal year ended September 30, 2001 (Class A shares were up 12.62% on net asset value). The fund's benchmark, the Lehman Government/Credit Bond Index, gained 13.17% for the same period*.

During the 12-month period, government and corporate bonds generated comparable returns, but each enjoyed different periods of strength. At the end of 2000, a slowing economy, weak stock market, and a deteriorating environment for corporate profits combined to have a negative impact on the performance of corporate bonds. This detracted from the fund's performance, as corporate debt securities represented a large position in the portfolio.

In the early days of 2001, the Federal Reserve took notice of the economy's weakened state and began to reduce short-term interest rates. Corporate bond markets responded positively, which over the subsequent six months proved to be beneficial for the fund's heavy position in that sector of the market. Between the end of July and early September, the markets fluctuated a bit. We recognized an increasing concern about continued negative profit news from the private sector, which began to weigh on the market for corporate bonds. The tragic events on September 11 set into motion a classic "flight to quality," with investors favoring short-term, high-quality government bonds and moving money away from corporate debt issues. As the fiscal year came to a close, Treasury securities had reassumed a leadership position in the market. Nevertheless, the fund continued to enjoy solid performance through year end.

As we begin the new fiscal year, corporate bonds once again appear to be attractively priced in comparison to government securities. The fund may put a greater emphasis on the corporate sector in the near term if there are favorable pricing opportunities. While it seems unlikely that bond yields will decline much further from current levels, we remain encouraged by a healthy outlook for inflation, which should prevent any severe spike upward in interest rates.

-------------------------------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
-------------------------------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                                               SINCE INCEPTION(4)
                                                          ---------------------------------------------
                             1 YEAR   5 YEARS   10 YEARS   1/9/1995   3/1/1999  12/11/2000   9/24/2001
-------------------------------------------------------------------------------------------------------
Class A NAV                  12.62%     7.76%         --      8.47%         --          --          --
-------------------------------------------------------------------------------------------------------
Class A POP                   7.84%     6.83%         --      7.78%         --          --          --
-------------------------------------------------------------------------------------------------------
Class B NAV                  11.81%        --         --         --      6.72%          --          --
-------------------------------------------------------------------------------------------------------
Class B POP                   6.81%        --         --         --      5.67%          --          --
-------------------------------------------------------------------------------------------------------
Class C NAV                      --        --         --         --         --          --       0.69%
-------------------------------------------------------------------------------------------------------
Class C POP                      --        --         --         --         --          --      -1.33%
-------------------------------------------------------------------------------------------------------
Class S                          --        --         --         --         --       9.56%          --
-------------------------------------------------------------------------------------------------------
Class Y                      12.89%     8.03%      7.92%         --         --          --          --
-------------------------------------------------------------------------------------------------------
Lehman Government/Credit
  Bond Index(3)              13.17%     8.00%      7.83%      8.44%      7.56%      11.63%          --
-------------------------------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(10     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

BOND IMMDEX(TM)


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

         FIRST AMERICAN      FIRST AMERICAN     FIRST AMERICAN      LEHMAN
         BOND IMMDEX(TM)     BOND IMMDEX(TM)    BOND IMMDEX(TM)    AGGREGATE
        FUND, CLASS A NAV   FUND, CLASS A POP    FUND, CLASS Y   BOND INDEX(3)
        ----------------------------------------------------------------------

CLASS A

 1/1995      10,000               9,576                             10,000
10/1995      11,570              11,080                             11,344
10/1996      12,155              11,640                             11,955
10/1997      13,210              12,650                             13,008
10/1998      14,414              13,803                             14,344
10/1999      14,407              13,796                             14,249
10/2000      15,414              14,760                             15,262
 9/2001      17,277              16,545                             17,165

CLASS Y

10/1991                                              10,000         10,000
10/1992                                              11,049         11,052
10/1993                                              12,518         12,559
10/1994                                              12,032         11,978
10/1995                                              13,988         13,914
10/1996                                              14,737         14,664
10/1997                                              15,998         15,955
10/1998                                              17,559         17,594
10/1999                                              17,594         17,478
 9/2000                                              18,877         18,721
 9/2001                                              21,205         21,055


(1) Past Performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

     On September 24, 2001, the Bond IMMDEX(TM) Fund became the successor by merger to the Firstar Bond IMMDEX(TM) Fund, a series of Firstar Funds Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001 represents that of the Firstar Bond IMMDEX(TM) Fund.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities and investment-grade corporate-debt securities, in each case with maturities of not less than one year.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class C and Class S represents cumulative total return as the classes have been in operation less than one year.

                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     11)

U.S. GOVERNMENT SECURITIES

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL



With growing uncertainty about the U.S. economy, government bonds became an attractive place for investors. The First American U.S. Government Securities Fund produced a return of 11.67% for the fiscal year ended September 30, 2001 (Class A shares returned 11.37% on net asset value). The fund's benchmark, the Lehman MBS Index, returned 12.34% during the fiscal year*.

As the fiscal year began last October, the portfolio was in the process of emphasizing agency-backed securities, such as those issued by GNMA, FNMA, and FHLMC. Mortgage-related securities were the biggest component of the fund. This was a time when these securities seemed to offer the most attractive yield and pricing opportunities in the government debt marketplace.

Entering 2001, non-U.S. Treasury securities began to enjoy the strongest performance in the government arena, a pattern that remained consistent through August. For most of the year, the portfolio was concentrated in debt issues with a maturity dating out four to six years. Given trends in the interest-rate environment, securities along this part of the yield spectrum appeared to generate some of the most attractive returns. This strategy was shifted in late summer, with a focus turning to bonds on both the high and low extremes of the yield spectrum that fit within the fund's objective.

The environment became far more challenging following the terrorist attacks on September 11. Investors moved money into Treasury securities, seeking bonds backed by the full faith and credit of the U.S. government. This had a negative impact on the fund's non-Treasury holdings, which remained substantial.

The fund is now in the process of moving its focus to mortgage-backed securities issued by U.S. government agencies. Interest rates may be close to a bottom, but a generally positive inflation outlook should prevent them from moving up dramatically. In a rising-rate environment, mortgage-backed securities typically generate more attractive returns than Treasury debt issues. The fund will continue to take advantage of market opportunities with the goal of generating a high current rate of return for its shareholders.

--------------------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                                           SINCE INCEPTION(5)
                                                          ----------------------------------
                             1 YEAR   5 YEARS   10 YEARS   6/7/1994   5/11/1995   9/24/2001
--------------------------------------------------------------------------------------------
Class A NAV                  11.37%     6.55%      6.42%         --          --          --
--------------------------------------------------------------------------------------------
Class A POP                   6.67%     5.62%      5.96%         --          --          --
--------------------------------------------------------------------------------------------
Class B NAV                  10.68%     5.87%         --         --       5.74%          --
--------------------------------------------------------------------------------------------
Class B POP                   5.68%     5.55%         --         --       5.74%          --
--------------------------------------------------------------------------------------------
Class C NAV                      --        --         --         --          --       0.18%
--------------------------------------------------------------------------------------------
Class C POP                      --        --         --         --          --      -1.62%
--------------------------------------------------------------------------------------------
Class S                      11.44%     6.54%         --      6.48%          --          --
--------------------------------------------------------------------------------------------
Class Y                      11.67%     6.86%      6.74%         --          --          --
--------------------------------------------------------------------------------------------
Lehman MBS Index(3)          12.34%     8.09%      7.56%      8.34%       7.75%          --
--------------------------------------------------------------------------------------------
Lehman Intermediate
  Government Bond Index(4)   12.87%     7.58%      7.16%      7.49%       7.16%          --
--------------------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(12     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

U.S. GOVERNMENT SECURITIES


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

          FIRST AMERICAN     FIRST AMERICAN     FIRST AMERICAN                   LEHMAN
         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT                INTERMEDIATE
         SECURITIES FUND,   SECURITIES FUND,   SECURITIES FUND,  LEHMAN MBS    GOVERNMENT
           CLASS A NAV        CLASS A POP          CLASS Y        INDEX(3)    BOND INDEX(4)
         ----------------------------------------------------------------------------------
CLASS A

11/1991      10,000              9,578                             10,000         10,000
11/1992      10,719             10,372                             10,771         10,814
11/1993      11,793             11,296                             11,562         11,799
11/1994      11,423             10,941                             11,378         11,603
11/1995      13,094             12,542                             13,231         13,188
11/1996      13,690             13,113                             14,186         13,935
11/1997      14,403             13,795                             15,312         14,809
11/1998      15,362             14,715                             16,457         16,134
11/1999      15,572             14,915                             16,873         16,327
10/2000      16,515             15,817                             18,142         17,413
 9/2001      18,311             17,539                             20,236         19,521

CLASS Y

11/1991                                             10,000         10,000
11/1992                                             10,751         10,771
11/1993                                             11,863         11,562
11/1994                                             11,525         11,378
11/1995                                             13,250         13,231
11/1996                                             13,895         14,186
11/1997                                             14,662         15,312
11/1998                                             15,685         16,457
11/1999                                             15,948         16,873
10/2000                                             16,959         18,142
 9/2001                                             18,849         20,236

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

     On September 24, 2001, the U.S. Government Securities Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on November 27, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of more than 600,000 individual fixed-rate MBSpools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning. Previously, the fund used the Lehman Intermediate Government/Credit Bond Index as a benchmark. Going forward, the fund will use the Lehman MBS Index as a comparison because its composition better matches the fund's investment objective and strategies.

(4) An unmanaged index comprised of Treasury securities and other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, in each case with maturities of one to 10 years.

(5) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class S represents cumulative total return as the class has been in operation less than one year.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     13)

CORPORATE BOND

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME CONSISTENT WITH PRUDENT RISK TO
CAPITAL



A declining interest-rate environment created positive gains for the bond market. The First American Corporate Bond Fund posted a return of 11.09% for the fiscal year ended September 30, 2001 (Class A shares were up 10.94% on net asset value) for the fiscal year. The fund's benchmark, the Lehman U.S. Credit Index, was up 13.10% during the 12-month period*.

The 12-month period began with yield spreads on corporate bonds widening in comparison to those of comparable U.S. Treasury securities. By the end of 2000, prices of corporate issues became quite attractive. As the Federal Reserve began to lower short-term interest rates in January 2001, we saw corporate bond issues regain favor with investors. This benefited the fund throughout the first six months of the year. During the summer months, it became clear that the U.S. economy was mired in a slowdown, which reduced enthusiasm for corporate debt securities. Corporate bonds lost some ground to U.S. Treasury securities during this period. This situation became even more pronounced following the terrorist attacks on September 11. As is often the case with catastrophic events, investors quickly moved money to securities backed by the U.S. government. By the end of September 2001, corporate bonds once again looked to be attractively priced in the market.

Throughout the year, the portfolio took a more defensive posture. It did own a position of longer-maturity bonds, which are subject to greater interest-rate risk, but primarily limited that exposure to bonds from higher-quality issuers. Holdings from issuers with lower credit ratings (which typically pay higher yields) were generally limited to shorter-maturity securities. In fact, as the year progressed, the fund's higher-yielding component was reduced, given the ongoing weakness in the U.S. economy. A slow economy typically results in a poor environment for bonds from issuers with lower credit quality.

At the outset of the new fiscal year, there is a fair amount of uncertainty in the market as a result of the unprecedented events on September 11 and the potential fallout from the attacks. The fund is taking a more cautious approach in the near term, waiting for a clearer picture to develop before making any significant changes. One encouraging sign is that corporate bonds seem poised for a recovery once confidence in the economy recovers. If that situation occurs, it should prove beneficial for this portfolio.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                               SINCE INCEPTION(4)
                                                  ------------------------------
                                         1 YEAR      2/1/2000     9/24/2001
--------------------------------------------------------------------------------
Class A NAV                              10.94%         9.72%           --
--------------------------------------------------------------------------------
Class A POP                               6.18%         6.92%           --
--------------------------------------------------------------------------------
Class B NAV                              10.06%         8.90%           --
--------------------------------------------------------------------------------
Class B POP                               5.08%         6.04%           --
--------------------------------------------------------------------------------
Class C NAV                              10.10%         8.83%           --
--------------------------------------------------------------------------------
Class C POP                               8.02%         8.18%           --
--------------------------------------------------------------------------------
Class S                                      --            --        0.81%
--------------------------------------------------------------------------------
Class Y                                  11.09%         9.90%           --
--------------------------------------------------------------------------------
Lehman U.S. Credit Index(3)              13.10%        11.63%           --
--------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(14     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

CORPORATE BOND


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

           FIRST AMERICAN   FIRST AMERICAN   FIRST AMERICAN
              CORPORATE        CORPORATE        CORPORATE       LEHMAN
             BOND FUND,       BOND FUND,       BOND FUND,    U.S. CREDIT
             CLASS A NAV     CLASS A POP        CLASS Y        INDEX(3)
           -------------------------------------------------------------

CLASS A

2/2000         10,000            9,579                          10,000
9/2000         10,517           10,074                          10,523
9/2001         11,668           11,176                          11,902

CLASS Y

2/2000                                           10,000         10,000
9/2000                                           10,521         10,523
9/2001                                           11,700         11,902


(1) Past Performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of fixed-rate, dollar-denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class S represents cumulative total return as the class has been in operation less than one year.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     15)

STRATEGIC INCOME

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME



The broad range of bond markets offered mixed results for investors in the past year. The First American Strategic Income Fund returned 2.12% for the fiscal year ended September 30, 2001 (Class A shares rose 1.99% on net asset value). The fund's benchmark, the Lehman Aggregate Bond Index, was up 12.96% for the period*.

The Strategic Income Fund is made up of three subportfolios, each representing about one-third of the fund. The three segments include one focused on high-quality bonds, one devoted to domestic high-yield (below investment grade) debt securities, and one to international bonds, which is subadvised by Federated Investors in New York. Investing in a bond portfolio that combines these three unique segments of the market offers an opportunity to benefit from built-in diversification in the fixed-income marketplace.

The best-performing segment was the domestic high-quality subportfolio. The most notable event affecting this part of the market was a significant slowdown in the U.S. economy that began in the closing months of 2000. By early January, the U.S. Federal Reserve had begun to reduce short-term interest rates in rather dramatic fashion, hoping to give the economy a boost. The bond market began anticipating these moves in the fourth quarter of 2000, and interest rates declined dramatically. This was particularly true of shorter-term securities. Throughout the year, the U.S. economy never quite got back on track. The events on September 11 appeared to set the economy into a decline that was likely to last through the rest of 2001 and possibly into 2002.

The high-quality portion of the portfolio was repositioned into shorter-term securities early in the fiscal year, which worked to the fund's benefit. Mortgage-backed and asset-backed securities were particularly strong performers during the year and represented more than two-thirds of the subportfolio. The rest is invested in corporate bonds and U.S. Treasury securities. The high-quality portfolio is concentrating on a mix of securities on both the short and long ends of the yield spectrum, and preparing for a likely upturn in interest rates once the U.S. economy improves.

The international subportfolio is invested primarily in emerging-market debt securities. The fund's performance was bolstered by this portfolio, which enjoyed solid returns from a number of markets in which the fund had prominent investment positions. The largest holding was in Russia, one of the top-performing emerging bond markets in the past year. Other markets such as Bulgaria and Turkey in Europe, and Mexico, Colombia, and Venezuela in Latin America also performed extremely well. Although many anticipated that emerging markets would be volatile in the days following the disastrous events on September 11, that has not proven to be the case. While some losses were incurred initially, the performance of many emerging debt markets bounced back. As the situation normalizes, these bonds should continue to enjoy solid performance. The rest of this subportfolio is invested in high-yield bonds from the European market which, like their counterparts in the United States, had a difficult year.

The only area of the fund that proved to be a drag on performance was the domestic high-yield portfolio. This segment of the market was hard hit by news of a weakened U.S. economy and difficulties in the stock market. By far the weakest performing sector were bonds issued by telecommunications companies, which were going through a painful profits recession throughout the period. Throughout 2001, default rates on high-yield bonds drifted higher, further complicating the situation for the market. The events on September 11 made matters even worse. The struggles of the past year have created favorable buying opportunities for high-yield bond investors. An improved economic environment should offer more positive opportunities for this segment of the market.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                            SINCE INCEPTION(4)
                                             -----------------------------------
                                   1 YEAR   7/24/1998   2/1/1999   9/24/2001
--------------------------------------------------------------------------------
Class A NAV                         1.99%       2.09%         --          --
--------------------------------------------------------------------------------
Class A POP                        -2.39%       0.72%         --          --
--------------------------------------------------------------------------------
Class B NAV                         1.17%       1.35%         --          --
--------------------------------------------------------------------------------
Class B POP                        -3.53%       0.58%         --          --
--------------------------------------------------------------------------------
Class C NAV                         1.04%          --      2.20%          --
--------------------------------------------------------------------------------
Class C POP                        -0.90%          --      1.80%          --
--------------------------------------------------------------------------------
Class S                                --          --         --      -0.24%
--------------------------------------------------------------------------------
Class Y                             2.12%       2.33%         --          --
--------------------------------------------------------------------------------
Lehman Aggregate
  Bond Index(3)                    12.96%       7.36%      6.79%          --
--------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(16     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STRATEGIC INCOME


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

           FIRST AMERICAN   FIRST AMERICAN   FIRST AMERICAN
             STRATEGIC        STRATEGIC        STRATEGIC         LEHMAN
            INCOME FUND,     INCOME FUND,     INCOME FUND,      AGGREGATE
            CLASS A NAV      CLASS A POP        CLASS Y       BOND INDEX(3)
           ----------------------------------------------------------------

CLASS A

7/1998         10,000           9,579                             10,000
9/1998          9,385           8,989                             10,401
9/1999          9,922           9,504                             10,362
9/2000         10,473          10,032                             11,086
9/2001         10,682          10,231                             12,523

CLASS Y

7/1998                                           10,000           10,000
9/1998                                            9,388           10,401
9/1999                                            9,948           10,362
9/2000                                           10,538           11,086
9/2001                                           10,762           12,523


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The fund may also invest in foreign securities including emerging markets. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class S represents cumulative total return as the class has been in operation less than one year.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     17)

HIGH YIELD BOND

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME



In line with the struggling U.S. economy, high-yield bonds faced difficult challenges in 2001. The First American High Yield Bond Fund was launched on August 30, 2001, and declined 6.47% through the fiscal year ended September 30, 2001 (Class A shares were down 6.55% on net asset value). The fund's benchmark, the Lehman Corporate High Yield Index, declined 6.72% for this time period*.

High-yield bonds, which are debt securities issued by corporations with lower credit worthiness, tend to be influenced as much by factors affecting the stock market as by issues that pertain to high-quality bonds. In the past 12 months, a very negative environment for stocks and a struggling U.S. economy took a toll on the performance of high-yield bonds.

In the last quarter of 2000, the high-yield sector struggled as concerns rose about the slowdown in the growth rate of the U.S. economy. In particular, weakness in the telecommunications sector had a very damaging effect on the market. With the slowdown in technology spending by U.S. corporations, many telecommunications firms faced financial difficulties, which drove down the value of bonds they had issued in the late 1990s when they were in the midst of a boom. Throughout 2001, default rates on high-yield bonds drifted higher, further complicating the situation for the market.

Low-grade bonds enjoyed strong performance in January and February, in reaction to the initiation of short-term interest-rate cuts by the Federal Reserve. The market anticipated that the U.S. economy would react positively to the rate cuts. But as the year progressed, it became clear that the economy was moving in the wrong direction, an environment that usually works against the high-yield market. The events on September 11 made the situation even worse, and that month was one of the worst on record for the high-yield market.

The struggles of the past year have created favorable buying opportunities for high-yield bond investors. The fund is seeking to take advantage of attractively valued bonds, but it is likely that the market will continue to face challenges until the economy can regain its footing. The portfolio will seek to position itself to capture the best opportunities available.

--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                                SINCE INCEPTION(4)
                                                   -----------------------------
                                                     8/30/2001    9/24/2001
--------------------------------------------------------------------------------
Class A NAV                                             -6.55%           --
--------------------------------------------------------------------------------
Class A POP                                            -10.50%           --
--------------------------------------------------------------------------------
Class B NAV                                             -6.47%           --
--------------------------------------------------------------------------------
Class B POP                                            -11.12%           --
--------------------------------------------------------------------------------
Class C NAV                                             -6.50%           --
--------------------------------------------------------------------------------
Class C POP                                             -8.35%           --
--------------------------------------------------------------------------------
Class S                                                     --       -1.90%
--------------------------------------------------------------------------------
Class Y                                                 -6.47%           --
--------------------------------------------------------------------------------
Lehman Corporate High Yield Index(3)                    -6.72%           --
--------------------------------------------------------------------------------

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.


(18     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

HIGH YIELD BOND


VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2001

[PLOT POINTS CHART]

           FIRST AMERICAN   FIRST AMERICAN   FIRST AMERICAN     LEHMAN
             HIGH YIELD       HIGH YIELD       HIGH YIELD     CORPORATE
             BOND FUND,       BOND FUND,       BOND FUND,     HIGH YIELD
             CLASS A NAV     CLASS A POP        CLASS Y        INDEX(3)
           -------------------------------------------------------------

CLASS A

8/2001         10,000           9,579                            10,000
9/2001          9,339           8,945                             9,349

CLASS Y

8/2001                                          10,000           10,000
9/2001                                           9,349            9,328


(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. These bonds are almost always uncollateralized and subordinate to other debt than an issuer may have outstanding. The fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance for Class B, Class C, and Class S shares is not presented. Performance for Class B and Class C is lower due to higher expenses. Performance for Class S is substantially similar to Class A due to similar expenses.

(3) An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity. Pay-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in nonemerging countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. You cannot invest directly in an index.

(4) The performance since inception for the index is calculated from the month end following the inception of the class. Performance for Class S represents cumulative total return as the class has been in operation less than one year.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     19)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS September 30, 2001



To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of net assets of the Short Term Bond, Intermediate Term Bond, Fixed Income, Bond IMMDEX, U.S. Government Securities, Corporate Bond, Strategic Income, and High Yield Bond Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 2001, and the related statements of operations and the statements of changes in net assets and financial highlights for each of the periods indicated herein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Short Term Bond, Fixed Income, Corporate Bond and Strategic Income Funds for the periods presented through September 30, 1998, were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those financial highlights. The statements of operations and changes in net assets and the financial highlights of the Intermediate Term Bond, Bond IMMDEX, and U.S. Government Securities Funds for the periods presented through October 31, 2000 were audited by other auditors whose reports dated December 29, 2000 and January 21, 2000 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting First American Investment Funds, Inc. at September 30, 2001, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young LLP


Minneapolis, Minnesota
November 16, 2001

                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     21)

STATEMENTS OF NET ASSETS September 30, 2001

SHORT TERM BOND FUND

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE BONDS - 29.1%
CONSUMER GOODS - 1.0%
Unilever Capital
   6.750%, 11/01/03                                 $  4,000       $  4,234
                                                                   --------
ENERGY - 1.8%
Dynegy
   6.875%, 07/15/02                                    2,000          2,049
Enron
   9.875%, 06/15/03                                    3,100          3,389
Osprey Trust (B)
   8.310%, 01/15/03                                    1,750          1,816
                                                                   --------
                                                                      7,254
                                                                   --------
FINANCE - 21.7%
ABN AMRO
   6.625%, 10/31/01                                    1,750          1,754
American General Finance
   5.750%, 11/01/03                                    2,887          2,985
Associated P&C Holdings
   6.750%, 07/15/03                                    2,000          2,067
Bankers Trust
   8.125%, 04/01/02                                    1,500          1,536
   8.125%, 05/15/02                                    1,310          1,349
Bear Stearns
   6.150%, 03/02/04                                    3,000          3,124
   6.875%, 10/01/05                                      420            443
   6.500%, 05/01/06                                    2,000          2,073
Beneficial
   8.200%, 03/15/02                                      800            819
Compass Banc Shares
   8.375%, 09/15/04                                    2,000          2,183
Countrywide Funding Series D
   6.875%, 09/15/05                                    1,500          1,580
Countrywide Home Loan
   5.250%, 06/15/04                                    2,000          2,052
Countrywide Home Loan Series F
   6.510%, 02/11/05                                    1,500          1,566
Credit Suisse First Boston
   7.750%, 5/15/06                                     2,050          2,241
Donaldson Lufkin Jenrette
   6.000%, 12/01/01                                    4,000          4,019
First Chicago
   6.875%, 06/15/03                                    3,000          3,148
Fleetboston Financial
   6.875%, 03/01/03                                      950            993
   7.125%, 04/15/06                                    2,425          2,615
Goldman Sachs
   6.250%, 02/01/03                                    2,000          2,057
   6.625%, 12/01/04                                    1,500          1,564
Heller Financial
   6.000%, 03/19/04                                    4,000          4,162
Household Finance
   6.000%, 05/01/04                                    6,500          6,736
   6.125%, 07/15/12                                    1,000          1,019
Key Bank N.A
   7.250%, 06/01/05                                    2,000          2,121
Lehman Brothers Holdings Series E
   8.750%, 05/15/02                                    2,000          2,062
   7.125%, 09/15/03                                    5,370          5,657
   7.500%, 09/01/06                                    3,000          3,236


SHORT TERM BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
MBNA America Bank
   6.875%, 07/15/04                                 $  4,000       $  4,144
Money Store
   8.050%, 04/15/02                                    1,740          1,781
   7.300%, 12/01/02                                    1,350          1,406
Morgan Stanley Dean Witter
   7.750%, 06/15/05                                    2,500          2,719
Nationsbank Series B
   6.200%, 08/15/03                                    2,775          2,895
Paine Webber
   6.450%, 12/01/03                                    1,025          1,078
Reliastar Financial
   6.625%, 09/15/03                                    3,000          3,140
Society
   8.125%, 06/15/02                                    4,750          4,902
Transamerica Financial
   6.125%, 11/01/01                                    1,900          1,904
                                                                   --------
                                                                     89,130
                                                                   --------
MANUFACTURING - 3.3%
Erac USA Finance (B)
   6.375%, 05/15/03                                    3,000          3,075
Ford Motor Credit
   7.600%, 08/01/05                                    3,000          3,172
General Motors Acceptance
   7.500%, 07/15/05                                    5,000          5,263
Textron Financial
   7.125%, 12/09/04                                    2,000          2,101
                                                                   --------
                                                                     13,611
                                                                   --------
TRANSPORTATION - 0.0%
America West Airlines
   8.540%, 01/02/06                                       17             17
                                                                   --------
UTILITY - 0.7%
Sprint Capital (FON)
   7.625%, 06/10/02                                    3,000          3,072
                                                                   --------
YANKEE - 0.6%
Ford Capital BV
   9.875%, 05/15/02                                    1,450          1,497
Household Netherlands BV
   6.200%, 12/01/03                                      780            809
                                                                   --------
                                                                      2,306
                                                                   --------
TOTAL CORPORATE BONDS                                               119,624
                                                                   --------
U.S. AGENCY MORTGAGE-BACKED SECURITIES - 2.5%
ADJUSTABLE RATE (A) - 2.1%
GNMA Pool #8824
   7.750%, 08/20/21                                    1,797          1,841
GNMA Pool #8006
   7.750%, 07/20/22                                    1,931          1,978
GNMA Pool #780081
   10.000%, 02/15/25                                     572            643
GNMA Pool #8699
   7.750%, 09/20/25                                    1,375          1,408
GNMA Pool #8847
   6.375%, 04/20/26                                    1,254          1,280
GNMA Pool #80106
   7.750%, 08/20/27                                      575            588
GNMA Pool #80154
   6.375%, 01/20/28                                      709            719
                                                                   --------
                                                                      8,457
                                                                   --------

The accompanying notes are an integral part of the financial statements.


(22     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
FIXED RATE - 0.4%
FHLMC
   6.000%, 12/15/20                                 $    341       $    354
FHLMC
   7.750%, 07/01/09                                       53             55
GNMA Pool #158777
   9.000%, 05/15/16                                      327            353
GNMA Pool #780398
   9.000%, 04/15/21                                      776            846
                                                                   --------
                                                                      1,608
                                                                   --------
TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES                         10,065
                                                                   --------
ASSET-BACKED SECURITIES - 26.1%
AUTOMOBILES - 7.0%
Auto Bond Receivables Trust
   Series 1993-I Class A (A)(B)
   6.125%, 11/15/21                                      106            102
Capital One Auto Finance Trust
   Series 2001-A Class A4
   5.400%, 05/15/08                                    3,000          3,119
Chase Manhattan Auto Owner Trust
   Series 2001-A Class A3
   4.550%, 08/15/05                                    2,000          2,031
Daimler Chrysler Auto Trust
   Series 2000-E Class A3
   6.110%, 11/08/04                                    6,500          6,778
Distribution Financial Services RV Trust
   Series 1999-3 Class A4
   6.650%, 03/15/11                                    2,600          2,679
Ford Credit Auto Owner Trust
   Series 2000-G Class A4
   6.620%, 07/15/04                                    2,000          2,082
   Series 2001-B Class A5
   5.360%, 06/15/05                                    3,000          3,115
Honda Auto Lease Trust
   Series 1999-A Class A5
   6.650%, 07/15/05                                    3,500          3,576
Household Automobile Rev. Trust
   Series 2001-2 Class A3
   4.830%, 03/17/06                                    3,000          3,077
WFS Financial Owner Trust
   Series 1999-A Class A4
   5.700%, 11/20/03                                    2,000          2,032
                                                                   --------
                                                                     28,591
                                                                   --------
CREDIT CARDS - 3.8%
Citibank Credit Card
   Series 1997 Class 6
   0.00%, 08/15/06                                     1,500          1,322
Discover Card Master Trust
   Series 2000-9 Class A
   6.200%, 05/16/06                                    2,200          2,311
   Series 2000-9 Class A
   6.350%, 07/15/08                                    2,000          2,141
Household Private Label Credit Card Trust
   Series 2001-2 Class A
   4.950%, 06/16/08                                    2,000          2,054
MBNA Master Credit Card Trust
   Series 1999-M Class A
   6.600%, 04/16/07                                    2,000          2,130

SHORT TERM BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Sears Credit Account Master Trust
   Series 1999-2 Class A
   6.350%, 02/16/07                                 $  3,100       $  3,186
   Series 1999-3 Class A
   6.450%, 11/17/09                                    2,000          2,140
   Series 1996-1 Class A
   6.200%, 03/15/02                                      500            504
                                                                   --------
                                                                     15,788
                                                                   --------
EQUIPMENT LEASING & RENTALS - 2.8%
Caterpillar Financial Asset
   Series 1998-A Class A3
   5.850%, 04/25/03                                      476            477
CIT Equipment Collateral
   Series 2001-1 Class A3
   5.230%, 10/20/04                                    2,000          2,054
   Series 2001-1 Class A3
   4.840%, 09/20/12                                    2,500          2,546
DVI Receivables
   Series 2000-2 Class A3
   6.808%, 07/12/04                                    3,000          3,098
First Sierra Receivables
   Series 2000-2 Class A3
   7.490%, 12/18/03                                    3,000          3,092
Icon Receivables Series 1997-A Class A1 (B)
   6.435%, 06/01/05                                      224            196
                                                                   --------
                                                                     11,463
                                                                   --------
HOME EQUITY - 10.6%
Advanta Home Equity Loan Trust
   Series 1992-3 Class A1
   6.050%, 09/25/08                                      486            495
   Series 1993-2 Class A2
   6.150%, 10/25/09                                      789            788
Advanta Mortgage Loan Trust
   Series 1993-3 Class A1
   4.900%, 01/25/10                                      146            146
   Series 1993-4 Class A1
   5.500%, 03/25/10                                      798            807
   Series 1998-2 Class A12
   6.330%, 08/25/19                                    4,000          4,109
AFC Home Equity Loan Trust
   Series 1993-1 Class 1A
   5.900%, 05/20/08                                      850            851
   Series 1993-4 Class 1A
   5.800%, 02/26/24                                      792            791
   Series 1994-1 Class 1A
   6.400%, 05/25/25                                      829            853
   Series 1997-2 Class 1A5
   6.970%, 06/25/27                                    1,863          1,962
Bank One Home Equity Trust
   Series 1999-2 Class A3
   6.940%, 06/25/29                                    4,000          4,108
Conseco Finance
   Series 1998-2 Class A7
   5.030%, 10/15/20                                    2,200          2,239
Contimortgage Home Equity Loan Trust
   Series 1998-2 Class A7
   6.570%, 03/15/23                                    2,000          2,093
Corestates Home Equity Trust
   Series 1996-1 Class A3
   7.000%, 12/15/09                                      501            506


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     23)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
EQCC Home Equity Loan Trust
   Series 1993-4 Class 4
   5.725%, 12/15/08                                 $    792       $    787
   Series 1996-2 Class A2
   7.125%, 12/15/10                                       73             73
Equivantage Home Equity Loan Trust
   Series 1996-1 Class A
   6.550%, 10/25/25                                    1,294          1,345
   Series 1996-4 Class A
   6.750%, 01/25/28                                    2,911          3,018
GE Capital Mortgage Services
   Series 1996-HEI Class A4
   7.300%, 02/25/25                                    2,000          2,052
GE Home Equity Loan Trust
   Series 1991-1 Class B
   8.700%, 09/15/11                                    1,054          1,091
Green Tree Home Equity Loan Trust
   Series 1999-C Class A3
   6.770%, 07/15/30                                    4,500          4,673
Residential Asset Securities
   Series 2000-KS1 Class AI2
   7.700%, 05/25/21                                    5,000          5,075
Prudential Securities Financial
   Series 1994-5 Class A1
   5.660%, 05/25/24                                      846            860
Money Store Home Equity Trust
   Series 1994-A Class A4
   6.275%, 12/15/22                                    1,972          2,028
   Series 1993-B Class A2
   6.975%, 07/15/08                                      438            457
   Series 1993-B Class A3
   6.100%, 05/15/22                                      994          1,018
   Series 1997-B Class A3
   6.900%, 07/15/38                                      860            900
UCFC Home Equity Loan
   Series 1996-C1 Class A4
   7.475%, 03/15/20                                      206            209
                                                                   --------
                                                                     43,334
                                                                   --------
MANUFACTURED HOUSING - 1.9%
BankAmerica Manufactured Housing Contract
   Series 1997-2 Class A6
   6.470%, 04/10/15                                    3,500          3,585
Green Tree Financial
   Series 1995-5 Class A5
   6.900%, 09/15/26                                      573            587
   Series 1992-2 Class A4
   8.150%, 01/15/18                                      432            444
   Series 1996-1 Class A3
   6.200%, 03/15/27                                       56             56
   Series 1997-2 Class A6
   7.240%, 06/15/28                                    2,955          3,154
                                                                   --------
                                                                      7,826
                                                                   --------
TOTAL ASSET-BACKED SECURITIES                                       107,002
                                                                   --------

SHORT TERM BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES - 31.2%
U.S. AGENCY DEBENTURES - 10.8%
FFCB
   6.000%, 06/11/08                                 $  1,000       $  1,037
FHLB
   5.375%, 01/05/04                                    9,725         10,139
   4.875%, 05/14/04                                    2,000          2,064
   5.375%, 05/15/06                                    3,000          3,126
FHLMC
   7.375%, 05/15/03                                    4,000          4,272
   7.000%, 07/15/05                                    3,500          3,862
FNMA
   4.750%, 03/15/04                                    5,000          5,149
   7.000%, 07/15/05                                   13,375         14,758
                                                                   --------
                                                                     44,407
                                                                   --------
U.S. TREASURY SECURITIES - 20.4%
U.S. Treasury Bonds
   10.750%, 02/15/03                                  24,150         26,777
   11.875%, 11/15/03                                  20,850         24,646
   9.375%, 02/15/06                                    4,625          5,660
U.S. Treasury Notes
   7.250%, 05/15/04                                   23,300         25,683
   6.500%, 10/05/06                                    1,000          1,114
                                                                   --------
                                                                     83,880
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                           128,287
                                                                   --------
CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES - 4.6%
FIXED RATE - 3.7%
FHLMC Series 1759 Class E
   8.250%, 08/15/23                                    1,064          1,127
FHLMC Series 2043 Class VB
   6.000%, 04/15/05                                    1,528          1,592
FNMA Pool #415285
   7.673%, 02/01/28                                    3,330          3,413
FNMA Pool #535694
   6.500%, 12/01/03                                    2,238          2,265
FNMA Series 1991-63 Class G
   6.950%, 05/25/06                                      207            212
FNMA Series 1992-150 Class MA
   5.500%, 09/25/22                                    1,000          1,018
FNMA Series 1996-W4 Class A4
   6.743%, 12/25/11                                    3,600          3,638
FNMA Series 1993-163 Class PK
   6.250%, 10/25/21                                    2,000          2,099
                                                                   --------
                                                                     15,364
                                                                   --------
Z-BOND (C) - 0.9%
FHLMC Series 1541 Class Z
   6.750%, 11/15/21                                    3,408          3,584
                                                                   --------
TOTAL CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES                   18,948
                                                                   --------

The accompanying notes are an integral part of the financial statements.


(24     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                 PAR (000)/SHARES    VALUE (000)
---------------------------------------------------------------------------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 4.7%
ADJUSTABLE RATE (A) - 2.0%
Merrill Lynch Mortgage
   Series 1993-C Class A4
   4.813%, 03/15/18                               $    4,850       $  4,852
Patten Series 1995-1A
   7.250%, 09/01/13                                      205            202
Sears Mortgage Securities
   Series 1993-11 Class T5
   7.040%, 07/25/23                                    3,000          3,037
                                                                   --------
                                                                      8,091
                                                                   --------
FIXED RATE - 2.7%
Countrywide Mortgage Backed Securities
   Series 1993-B Class A4
   6.750%, 11/25/23                                      938            943
First Boston Mortgage
   Series 1993-M1 Class 1A
   6.750%, 09/25/06                                    2,313          2,377
GE Capital Mortgage Services
   Series 1998-9 Class A2
   6.500%, 06/25/28                                    2,000          2,032
Morserv Series 1994-1 Class 1A5
   7.000%, 10/25/25                                    1,410          1,408
Residential Asset Mortgage Products
   Series 2000-R53 Class A12
   7.540%, 04/25/21                                    3,000          3,022
PNC Mortgage Securities
   Series 1999-5 Class 1A1
   6.150%, 07/25/29                                    1,167          1,178
                                                                   --------
                                                                     10,960
                                                                   --------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES                       19,051
                                                                   --------
MUNICIPAL BONDS - 0.0%
Florida Housing Financial Agency
   8.625%, 08/01/02                                       90             93
                                                                   --------
TOTAL MUNICIPAL BONDS                                                    93
                                                                   --------
RELATED PARTY MONEY MARKET FUND - 2.1%
First American Prime Obligations Fund (D)          8,745,496         8,745
                                                                   --------
TOTAL RELATED PARTY MONEY MARKET FUND                                 8,745
                                                                   --------
TOTAL INVESTMENTS - 100.3%
   (Cost $399,350)                                                  411,815
                                                                   --------
OTHER ASSETS AND LIABILITIES NET: (E) - (0.3%)                       (1,032)
                                                                   --------

SHORT TERM BOND FUND (CONCLUDED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital                                                  $406,465
Undistributed net investment income                                     233
Accumulated net realized loss on investments                         (8,380)
Net unrealized appreciation of investments                           12,465
                                                                   --------
TOTAL NET ASSETS - 100.0%                                          $410,783
                                                                   --------
CLASS A:
Net asset value and redemption price per
 share (net assets of $133,177,128 and
 12,969,918 shares of capital stock
 issued and outstanding) (G)                                       $  10.27
Maximum sales charge of 2.25% (F)                                      0.24
                                                                   --------
Offering price per share                                           $  10.51
                                                                   --------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $361,654 and 35,221 shares of capital
 stock issued and outstanding) (G)                                 $  10.27
                                                                   --------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $277,244,125 and 26,988,623 shares
 of capital stock issued and outstanding) (G)                      $  10.27
                                                                   --------

(A)Variable Rate Security - The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2001.

(B)Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(C)Z-Bond - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate disclosed represents current yield based upon the cost basis and estimated future cash flows.

(D)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as Advisor for this Fund. See also the notes to the financial statements.

(E)Other assets and liabilities representing greater than five percent of total net assets include the following (000):

     Collateral for securities loaned, at value   $141,489
     Payable upon return of securities loaned     (141,489)

(F)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.25%.

(G)$0.0001 par value - 2 billion authorized

CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     25)

STATEMENTS OF NET ASSETS September 30, 2001

INTERMEDIATE TERM BOND FUND

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE BONDS - 36.2%
CONSUMER GOODS - 0.8%
Brown-Forman
   7.380%, 05/10/05                                 $  1,000       $  1,094
Campbell Soup
   6.900%, 10/15/06                                    1,000          1,071
Cendant
   7.75%, 12/01/03                                     1,880          1,880
Coca-Cola Enterprises
   6.700%, 10/15/36                                    2,000          2,115
General Mills
   8.900%, 03/15/06                                    1,000          1,149
Proctor & Gamble
   8.000%, 11/15/03                                       50             54
Quaker Oats
   9.000%, 12/07/01                                      150            151
   9.000%, 12/10/01                                      125            126
                                                                   --------
                                                                      7,640
                                                                   --------
FINANCE - 17.7%
ABN AMRO
   7.250%, 05/31/05                                    1,600          1,728
   7.550%, 06/28/06                                    5,000          5,510
Aetna Services
   6.750%, 09/15/13                                    1,375          1,405
Amsouth Bancorp
   7.750%, 05/15/04                                    1,500          1,618
Associated P&C Holdings
   6.750%, 07/15/03                                    1,500          1,550
Associates
   6.875%, 02/01/03                                       50             52
   7.230%, 05/17/06                                    1,000          1,081
AT&T Capital
   6.750%, 02/04/02                                    1,075          1,088
Banco Santander
   6.500%, 11/01/05                                    3,450          3,550
Bank of America
   8.125%, 02/01/02                                      200            203
   10.000%, 02/01/03                                   2,000          2,169
   7.125%, 09/15/06                                    5,000          5,441
Bank of Boston
   6.375%, 04/15/08                                    1,450          1,476
Bankers Trust
   8.125%, 05/15/02                                    6,000          6,181
   7.250%, 01/15/03                                      500            522
Bank of Oklahoma
   7.125%, 08/15/07                                    1,300          1,347
Bank One
   6.625%, 04/15/03                                       50             52
Bear Stearns
   8.250%, 02/01/02                                      500            508
   6.875%, 10/01/05                                    5,000          5,274
   6.250%, 07/15/05                                      150            155
Boatmens
   8.625%, 11/15/03                                      400            439
Chase Manhattan
   7.125%, 03/01/05                                      500            535
Cigna
   7.400%, 01/15/03                                    3,075          3,201
Credit Suisse First Boston
   5.875%, 08/01/06                                    3,500          3,585

INTERMEDIATE TERM BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
   5.875%, 04/01/02                                 $  3,000       $  3,037
Dresdner Bank
   7.250%, 09/15/15                                      650            688
Exxon Capital
   6.625%, 08/15/02                                      100            103
First Chicago
   7.625%, 01/15/03                                    5,000          5,247
First Interstate Bancorp
   9.900%, 11/15/01                                      500            504
First National Bank of Omaha
   7.320%, 12/01/10                                    1,600          1,600
GE Capital Mortgage Service
   8.750%, 05/21/07                                    5,000          5,906
General Motors Acceptance
   9.625%, 12/15/01                                    1,000          1,013
   6.750%, 02/07/02                                      500            507
Goldman Sachs
   6.250%, 02/01/03                                    5,000          5,143
Heller Financial
   6.375%, 03/15/06                                    7,000          7,398
Household Finance
   6.500%, 01/24/06                                    5,000          5,219
Key Bank N.A
   7.000%, 02/01/11                                    4,000          4,158
Lehman Brothers Holdings
   8.870%, 03/01/02                                    1,212          1,238
   8.750%, 05/15/02                                      800            825
   11.625%, 05/15/05                                   2,450          2,921
   7.500%, 09/01/06                                    2,700          2,912
Lehman Brothers Holdings
   Putable 08/01/03 @ 100
   7.500%, 08/01/26                                    5,025          5,129
Merrill Lynch
   5.750%, 11/04/02                                    7,000          7,179
   8.000%, 06/01/07                                      500            563
Midland Bank PLC
   6.950%, 03/15/11                                    4,225          4,379
National Bank of Hungary
   8.875%, 11/01/13                                    1,350          1,663
National Rural Utilities
   6.650%, 10/01/05                                      100            106
National Westminster Bank
   9.375%, 11/15/03                                    1,700          1,901
Nationsbank
   7.750%, 08/15/04                                      500            547
   6.875%, 02/15/05                                      600            639
NCNB
   10.200%, 07/15/15                                   2,380          3,091
Newcourt Credit Group
   Series A
   7.125%, 12/17/03                                    1,785          1,891
   Series B
   6.875%, 02/26/05                                    6,800          7,218
Norwest Financial
   6.125%, 08/01/03                                       50             52
Paine Webber
   8.875%, 03/15/05                                      500            557
   7.115%, 01/27/04                                    3,000          3,189
Principal Financial
   8.200%, 08/15/09                                    4,500          5,029
Safeco
   7.875%, 04/01/05                                    1,000          1,028

The accompanying notes are an integral part of the financial statements.


(26     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Salomon Smith Barney Holdings
   5.875%, 03/15/06                                 $  3,500       $  3,599
   6.750%, 02/15/03                                    1,100          1,147
Sanwa Bank
   7.400%, 06/15/11                                    2,000          1,897
Standard Federal Bancorp
   7.750%, 07/17/06                                    2,155          2,352
St. Paul Companies
   7.490%, 11/06/02                                       25             26
   7.500%, 12/20/02                                       50             52
Transamerica Finance
   6.125%, 11/01/01                                    3,225          3,232
Unitedhealth Group
   6.600%, 12/01/03                                    5,000          5,232
Wells Fargo
   8.375%, 05/15/02                                      300            310
   9.125%, 02/01/04                                    3,000          3,328
Westdeutsche Landesbank
   6.750%, 06/15/05                                    3,000          3,205
Wharf Capital International
   8.875%, 11/01/04                                      800            883
                                                                   --------
                                                                    166,513
                                                                   --------
ENERGY - 2.4%
Conoco
   5.900%, 04/15/04                                    6,500          6,704
Dynegy
   6.875%, 07/15/02                                    7,100          7,276
El Paso Energy
   6.750%, 05/15/09                                    5,000          4,976
Osprey Trust
   8.310%, 01/15/03                                    2,300          2,387
Texaco Capital
   7.090%, 02/01/07                                    1,000          1,074
                                                                   --------
                                                                     22,417
                                                                   --------
MANUFACTURING - 4.9%
Applied Materials
   7.000%, 09/06/05                                    1,000          1,060
Computer Associates
   6.250%, 04/15/03                                      275            279
Dupont
   8.125%, 03/15/04                                    1,000          1,094
Electronic Data Systems
   7.125%, 10/15/09                                    5,000          5,344
Ford Motor Credit
   8.200%, 02/15/02                                    2,575          2,615
   7.500%, 01/15/03                                      800            829
   7.600%, 08/01/05                                    5,000          5,286
General Motors Acceptance
   8.500%, 02/04/02                                      500            509
   5.750%, 11/10/03                                    1,000          1,025
   6.150%, 04/05/07                                    6,500          6,492
Georgia Pacific
   9.500%, 12/01/11                                    1,150          1,249
   Callable 05/15/02 @ 104.33
   9.500%, 05/15/22                                      775            800
Honeywell International
   7.000%, 03/15/07                                    6,250          6,742
Lubrizol
   5.875%, 12/01/08                                    1,000            979
McDonnell Douglas
   6.875%, 11/01/06                                    5,000          5,471

INTERMEDIATE TERM BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Praxair
   6.900%, 11/01/06                                 $  1,000       $  1,070
Raytheon
   6.150%, 11/01/08                                    1,000            976
Toll Road Investors (A)
   0.000%, 02/15/04                                    4,800          4,300
                                                                   --------
                                                                     46,120
                                                                   --------
REAL ESTATE - 0.5%
Eop Operating LP
   7.000%, 07/15/11                                    3,000          3,068
Security Capital Group
   7.750%, 11/15/03                                    1,700          1,773
                                                                   --------
                                                                      4,841
                                                                   --------
SERVICES - 2.6%
Bristol Meyer
   4.750%, 10/01/06                                    1,725          1,726
Comcast Cable Communications
   7.125%, 06/15/13                                    3,000          3,107
Continental Cablevision,
   Callable 08/01/05 @ 104.75
   9.500%, 08/01/13                                    4,525          5,267
Dayton Hudson
   5.875%, 11/01/08                                    5,000          4,998
Hertz
   6.300%, 11/15/06                                    4,000          4,075
May Department Stores
   9.875%, 06/15/21                                    2,000          2,100
News America Holdings,
   Callable 10/15/02 @ 104.50
   10.125%, 10/15/12                                     750            828
Wal-Mart Stores
   6.500%, 06/01/03                                      100            105
   7.500%, 05/15/04                                      600            653
Walt Disney
   6.750%, 03/30/06                                    1,000          1,053
                                                                   --------
                                                                     23,912
                                                                   --------
TRANSPORTATION - 2.0%
Air 2 US
   10.127%, 10/01/20                                   1,000          1,037
America West Airlines
   8.540%, 01/02/06                                    1,830          1,861
Continental Airlines
   Series 974C
   6.800%, 07/02/07                                    1,422          1,378
   Series 99-2
   7.056%, 09/15/11                                    3,500          3,398
Delta Air Lines Series 00-1
   7.570%, 11/18/10                                    5,000          4,996
Federal Express
   7.890%, 09/23/08                                      679            696
   9.650%, 06/15/12                                    1,500          1,638
Northwest Airlines
   7.248%, 07/02/14                                      753            656
   8.130%, 02/01/14                                      791            737
United Airlines
   7.270%, 01/30/13                                    2,952          2,390
Union Pacific
   7.875%, 02/15/02                                      200            203
                                                                   --------
                                                                     18,990
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     27)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
UTILITIES - 4.5%
AT&T
   6.750%, 04/01/04                                 $  1,150       $  1,191
   7.000%, 05/15/05                                      100            106
   7.125%, 01/15/02                                       50             50
British Tel
   8.125%, 12/15/10                                    1,000          1,101
Conectiv
   6.730%, 06/01/06                                    3,000          3,138
France Telecom
   7.750%, 03/01/11                                    1,000          1,052
FPL Group Capital
   7.625%, 09/15/06                                    1,500          1,657
GTE California
   6.700%, 09/01/09                                    1,000          1,063
Korea Electric Power
   8.000%, 07/01/02                                    3,000          3,083
   7.750%, 04/01/13                                      820            879
Metronet Communications,
   Callable 06/15/03 @ 104.98
   0.000%, 06/15/08                                    2,000            940
   Callable 11/01/03 @ 105.31
   10.625%, 11/01/08                                   2,000          1,400
Oneok
   7.750%, 08/15/06                                    1,100          1,207
Pacific Bell
   7.250%, 07/01/02                                    1,065          1,095
PG&E
   6.250%, 08/01/03                                       50             50
PSI Energy
   7.850%, 10/15/07                                    1,600          1,748
Rochester Telephone
   9.000%, 08/15/21                                    1,000            663
Southwestern Bell
   6.560%, 11/15/05                                    1,000          1,059
Sprint Capital
   5.700%, 11/15/03                                    5,000          5,110
Union Texas Petroleum
   8.500%, 04/15/07                                    1,000          1,163
Vodafone Group (A)
   7.625%, 02/15/05                                    3,500          3,787
Worldcom
   7.875%, 05/15/03                                    3,500          3,659
   6.250%, 08/15/03                                    1,000          1,025
   6.500%, 05/15/04                                    1,190          1,225
Xcel Energy
   7.000%, 12/01/10                                    5,000          5,247
                                                                   --------
                                                                     42,698
                                                                   --------
YANKEE - 0.8%
Corp Andina De Fomento
   7.750%, 03/01/04                                      750            805
Ford Capital BV
   9.875%, 05/15/02                                      175            181
Hydro-Quebec
   11.750%, 02/01/12                                   2,250          3,279
Korea Electric Power,
   Callable 08/01/04 @ 100
   6.750%, 08/01/27                                      750            783

INTERMEDIATE TERM BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Norsk Hydro
   9.000%, 04/15/12                                 $  1,350       $  1,624
Pohang Iron & Steel
   7.125%, 07/15/04                                      875            926
                                                                   --------
                                                                      7,598
                                                                   --------
TOTAL CORPORATE BONDS                                               340,729
                                                                   --------
U.S. GOVERNMENT & AGENCY SECURITIES - 42.7%
U.S. AGENCY DEBENTURES - 18.3%
FFCB
   4.250%, 07/01/03                                   10,000         10,200
   6.100%, 11/04/04                                    6,350          6,822
   5.750%, 09/01/05                                    5,000          5,283
   5.930%, 06/10/08                                    3,000          3,168
   5.870%, 09/02/08                                    3,000          3,173
   5.240%, 10/01/08                                    5,000          5,106
FHLB
   5.995%, 11/21/01                                    5,000          5,024
   4.500%, 07/07/03                                   10,000         10,240
   6.250%, 08/13/04                                    3,000          3,227
   6.060%, 05/24/06                                    5,000          5,357
   6.375%, 08/15/06                                    6,000          6,549
   5.795%, 06/19/08                                    5,500          5,769
   5.890%, 06/30/08                                    3,000          3,173
   5.540%, 01/08/09                                    4,500          4,611
   6.090%, 06/02/06                                    4,000          4,301
   7.375%, 02/12/10                                    3,000          3,427
FHLMC
   5.750%, 07/15/03                                   10,000         10,460
   6.875%, 01/15/05                                    8,000          8,780
   6.625%, 09/15/09                                    9,000          9,900
   6.000%, 06/15/11                                    4,000          4,213
   5.950%, 01/19/06                                    6,000          6,386
FNMA
   6.250%, 11/15/02                                    5,000          5,196
   4.750%, 11/14/03                                   15,000         15,455
   5.125%, 02/13/04                                    5,000          5,194
   6.400%, 09/27/05                                    6,000          6,499
   6.000%, 12/15/05                                      375            402
TVA
   6.000%, 09/24/02                                    5,000          5,164
   6.375%, 06/15/05                                    8,000          8,582
                                                                   --------
                                                                    171,661
                                                                   --------
U.S. TREASURIES - 24.4%
U.S. Treasury Bond
   11.625%, 11/15/02                                   5,000          5,499
U.S. Treasury Notes
   5.500%, 03/31/03                                   14,000         14,585
   5.500%, 05/31/03                                    5,000          5,226
   7.250%, 05/15/04                                    5,000          5,511
   13.750%, 08/15/04                                   8,000         10,271
   11.625%, 11/15/04                                  74,900         67,019
   7.000%, 07/15/06                                    8,000          9,062
   5.500%, 05/15/09                                    2,500          2,671
   11.250%, 02/15/15                                  54,250         86,439
   9.875%, 11/15/15                                   16,000         23,509
                                                                   --------
                                                                    229,792
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                           401,453
                                                                   --------

The accompanying notes are an integral part of the financial statements.


(28     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 5.6%
AUTOMOBILES - 0.9%
Capital One Auto Finance
   Series 2001-A Class A4
   5.400%, 05/15/08                                 $  5,000       $  5,219
Honda Auto Lease Trust
   Series 1999 Class A
   6.650%, 07/15/05                                    3,000          3,065
                                                                   --------
                                                                      8,284
                                                                   --------
CREDIT CARDS - 0.6%
Chemical Master Credit Card Trust
   Series 1995-3 Class A
   6.230%, 08/15/02                                      633            649
Citibank Credit Card Master Trust
   Series 1997-6 Class A
   0.000%, 08/15/06                                    1,875          1,652
MBNA Master Credit Card Trust
   Series 1998-D Class A
   5.800%, 12/15/05                                    3,000          3,131
                                                                   --------
                                                                      5,432
                                                                   --------
HOME EQUITY - 2.9%
Advanta Home Equity Loan Trust
   Series 1993-1 Class A1
   5.950%, 03/25/09                                      378            388
   Series 1998-1 Class A2
   5.950%, 05/25/09                                      495            496
Advanta Mortgage Loan Trust
   Series 1997-1 Class A5
   7.350%, 05/25/27                                      938            988
AFC Home Equity Loan Trust
   Series 1993-4 Class 1A
   5.800%, 02/26/24                                    1,152          1,150
   Series 1996-4 Class 1A7
   6.860%, 03/25/27                                    1,870          1,967
Amresco Residential Security Mortgage
   Series 1997-3 Class A9
   6.960%, 03/25/27                                    2,628          2,741
Contimortgage Home Equity Loan Trust
   Series 1997-5 Class A5
   6.630%, 12/15/20                                    2,950          3,066
   Series 1997-2 Class A9
   7.090%, 04/15/28                                      839            876
   Series 1997-3 Class A9
   7.120%, 08/15/28                                    2,597          2,710
Corestates Home Equity Loan Trust
   Series 1996-1 Class A3
   7.000%, 12/15/09                                      230            232
Delta Funding Home Equity Loan Trust
   Series 1997-4 Class A5F
   6.670%, 01/25/28                                    1,752          1,853
EQCC Home Equity Loan Trust
   5.750%, 12/15/08                                      523            519
   Series 1994-1 Class A
   5.800%, 03/15/09                                      611            615
   Series 1996-1 Class A4
   6.560%, 03/15/23                                    1,983          2,036
   Series 1997-1 Class A7
   7.120%, 05/15/28                                    1,650          1,737
Mellon Residential Funding
   Series 2001-HEIL1 Class A3
   5.945%, 02/25/11                                    5,000          5,167

INTERMEDIATE TERM BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Residential Asset Securities
   Series 1998-KS1 Class AI9
   6.440%, 03/25/28                                 $    912       $    950
                                                                   --------
                                                                     27,491
                                                                   --------
MANUFACTURED HOUSING - 1.2%
Green Tree Financial
   Series 1994-4 Class A4
   7.950%, 07/15/19                                      433            443
   Series 1996-9 Class A5
   7.200%, 01/15/28                                    4,870          5,054
Green Tree Home Improvement Loan Trust
   Series 1997-E Class HEA6
   6.620%, 01/15/29                                    5,390          5,623
                                                                   --------
                                                                     11,120
                                                                   --------
TOTAL ASSET-BACKED SECURITIES                                        52,327
                                                                   --------
CMO - U.S. AGENCY MORTGAGE-BACKED
 SECURITIES - 0.0%
FHLMC Series 1167 Class E
   7.500%, 11/15/21                                      261            278
                                                                   --------
TOTAL CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES                      278
                                                                   --------
U.S. AGENCY MORTGAGE-BACKED SECURITIES - 9.2%
FIXED RATE - 9.2%
FHLMC Series 1286 Class A
   6.000%, 05/15/22                                      784            811
FHLMC Series 1551 Class E
   6.500%, 09/15/07                                      116            119
FHLMC
   7.000%, 05/15/03                                    1,026          1,054
   6.000%, 11/15/08                                    5,085          5,294
   6.500%, 03/15/26                                    6,681          7,014
FHLMC Gold
   5.500%, 09/01/06                                    6,360          6,509
   5.500%, 03/01/16                                    9,643          9,661
   6.000%, 04/01/29                                    4,211          4,223
   6.000%, 03/01/31                                    4,904          4,892
FNMA
   7.000%, 06/25/03                                      921            946
   6.500%, 11/25/07                                    1,000          1,040
   6.500%, 07/25/20                                      149            156
   6.500%, 12/25/23                                    6,340          6,626
   6.000%, 07/01/06                                    3,070          3,157
   6.000%, 08/01/08                                      742            768
   5.500%, 01/01/14                                    6,834          6,885
   6.000%, 02/01/16                                    9,334          9,523
   5.500%, 04/01/16                                    4,836          4,842
   10.000%, 11/01/18                                     612            690
   9.000%, 12/01/20                                      640            684
   9.500%, 06/01/21                                      424            467
   6.000%, 05/01/29                                    4,318          4,324
   6.000%, 03/01/31                                    4,970          4,971
GNMA
   9.000%, 8/15/21                                       857            935
   9.000%, 5/20/25                                       256            270
   8.500%, 7/20/25                                       476            503
                                                                   --------
TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES                         86,364
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     29)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                 PAR (000)/SHARES    VALUE (000)
---------------------------------------------------------------------------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 2.8%
FIXED RATE - 2.3%
HSBC Mortgage Loan Trust
   Series 2000-HSB1 Class A3
   7.110%, 12/16/30                              $     6,000       $  6,112
Impac Secured Assets CMN Owner Trust
   Series 2000-5 Class A2
   6.730%, 08/25/26                                    4,000          4,040
MDC Asset Investors Trust
   Series VIII Class 8
   7.750%, 09/25/17                                      305            321
Northwest Asset Securities
   Series 1999-15 Class A1
   6.250%, 06/25/14                                    5,937          5,962
Salomon Brothers Mortgage Securities
   Series 1986-1 Class A
   6.000%, 12/25/11                                      554            569
Washington Mutual
   Series 1992-2 Class 2A
   7.000%, 11/19/14                                    4,381          4,548
Westam Mortgage Financial
   Series 11 Class A
   6.360%, 08/26/20                                      457            472
                                                                   --------
                                                                     22,024
                                                                   --------
Z-BOND (C) - 0.5%
GE Capital Mortgage Services
   Series 1994-6 Class A9
   6.500%, 09/25/22                                    4,716          4,841
                                                                   --------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES                       26,865
                                                                   --------
PRIVATE MORTGAGE-BACKED SECURITIES - 0.8%
ADJUSTABLE RATE (B) - 0.2%
Prudential Home Mortgage Securities
   Series 1993-8 Class A
   5.775%, 11/15/14                                      936            954
   Series 1994-5 Class A1
   5.660%, 05/25/24                                    1,034          1,052
                                                                   --------
                                                                      2,006
                                                                   --------
FIXED RATE - 0.6%
Morgan Stanley Capital Investors
   Series 1999-FNV1 Class A1
   6.120%, 03/15/31                                    5,007          5,226
                                                                   --------
TOTAL PRIVATE MORTGAGE-BACKED SECURITIES                              7,232
                                                                   --------
RELATED PARTY MONEY MARKET FUND - 3.9%
First American Prime Obligations Fund (D)         36,515,209         36,515
                                                                   --------
TOTAL RELATED PARTY MONEY MARKET FUND                                36,515
                                                                   --------
TOTAL INVESTMENTS - 101.2%
   (Cost $912,781)                                                  951,763
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET: - (1.2%) (E)                     (11,119)
                                                                   --------

INTERMEDIATE TERM BOND FUND (CONCLUDED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital                                                  $919,828
Undistributed net investment income                                     678
Accumulated net realized loss on investments                        (18,844)
Net unrealized appreciation of investments                           38,982
                                                                   --------
TOTAL NET ASSETS - 100.0%                                          $940,644
                                                                   --------
CLASS A:
Net asset value and redemption price per
 share (net assets of $61,224,846 and
 5,968,238 shares of capital stock issued
 and outstanding) (G)                                              $  10.26
Maximum sales charge of 2.25% (F)                                      0.24
                                                                   --------
Offering price per share                                           $  10.50
                                                                   --------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $723,924 and 70,566 shares of capital
 stock issued and outstanding) (G)                                 $  10.26
                                                                   --------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $878,694,893 and 85,865,062 shares of
 capital stock issued and outstanding) (G)                         $  10.23
                                                                   --------

(A)Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B)Variable Rate Security - The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2001.

(C)Z-Bond - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate disclosed represents current yield based upon the cost basis and estimated future cash flows.

(D)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as an advisor for this Fund. See also the notes to the financial statements.

(E)Other assets and liabilities representing greater than five percent of total net assets include the following (000):

     Collateral for securities loaned, at value   $339,370
     Payable upon return of securities loaned     (339,370)

(F)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.25%.

(G)$0.0001 par value - 2 billion authorized

CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TVA - Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.


(30     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

FIXED INCOME FUND

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE BONDS - 39.0%
CONSUMER GOODS - 0.9%
Campbell Soup
   6.900%, 10/15/06                                 $  1,000       $  1,071
Conagra Foods
   6.750%, 09/15/11                                   10,000         10,232
Proctor & Gamble
   6.600%, 12/15/04                                    2,500          2,650
                                                                   --------
                                                                     13,953
                                                                   --------
ENERGY -- 2.7%
Consolidated Natural Gas
   7.250%, 10/01/04                                   20,000         21,277
Dynegy
   6.875%, 07/15/02                                   10,000         10,248
Enron
   7.375%, 05/15/06                                   10,000         10,446
                                                                   --------
                                                                     41,971
                                                                   --------
FINANCE - 18.1%
ABN AMRO
   7.550%, 06/28/06                                   20,000         22,041
Bank Of America
   7.125%, 09/15/06                                   10,000         10,883
Cigna
   7.400%, 01/15/03                                   10,726         11,166
Countrywide Home Loan
   5.500%, 08/01/06                                   13,000         13,002
Credit Suisse First Boston
   5.875%, 08/01/06                                    9,700          9,936
GE Capital
   8.750%, 03/14/03                                    1,000          1,074
GE Global Insurance
   7.750%, 06/15/30                                   15,000         16,268
Goldman Sachs
   6.650%, 05/15/09                                   21,000         21,425
Household Finance
   7.200%, 07/15/06                                   21,000         22,614
Key Bank N.A
   7.000%, 02/01/11                                   10,000         10,394
Lehman Brothers Holdings
   7.875%, 08/15/10                                   15,000         16,287
MBNA America Bank
   6.875%, 07/15/04                                   15,000         15,539
Merrill Lynch Series B
   6.150%, 01/26/06                                   10,825         11,274
   6.375%, 10/01/01                                    3,000          3,000
Newcourt Credit Series B
   6.875%, 02/16/05                                   20,000         21,230
Norwest
   6.550%, 12/01/06                                   17,000         18,204
Salomon Smith Barney Holdings
   5.875%, 03/15/06                                   22,000         22,622
Money Store
   7.300%, 12/01/02                                   31,795         33,112
                                                                   --------
                                                                    280,071
                                                                   --------

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
MANUFACTURING - 6.3%
Boeing
   7.250%, 06/15/25                                 $ 15,000       $ 14,703
Computer Associates
   6.250%, 04/15/03                                    2,500          2,540
Ford Motor
   7.450%, 07/16/31                                   15,000         13,926
Ford Motor Credit
   5.800%, 01/12/09                                    8,000          7,498
General Motors
   8.875%, 05/15/03                                    2,000          2,148
General Motors Acceptance
   6.150%, 04/05/07                                   15,000         14,983
   6.750%, 01/15/06                                    7,000          7,175
Honeywell International
   7.000%, 03/15/07                                    5,000          5,394
IBM
   4.875%, 10/01/06                                   12,500         12,462
Motorola
   6.750%, 02/01/06                                   13,000         12,669
Raytheon
   6.450%, 08/15/02                                    2,595          2,640
Rockwell International
   6.750%, 09/15/02                                      500            513
                                                                   --------
                                                                     96,651
                                                                   --------
REAL ESTATE - 1.5%
Eop Operating LP
   7.750%, 11/15/07                                   11,325         12,296
Simon Property Group LP (A)
   7.750%, 01/20/11                                   10,000         10,449
                                                                   --------
                                                                     22,745
                                                                   --------
SERVICE - 2.0%
AOL Time Warner
   7.625%, 04/15/31                                   10,000         10,216
Comcast Cable Communications
   7.125%, 06/15/13                                   10,000         10,356
ERAC USA Finance
   7.350%, 06/15/08                                   10,300         10,582
                                                                   --------
                                                                     31,154
                                                                   --------
TRANSPORTATION - 2.1%
Burlington Northern Santa Fe
   6.375%, 12/15/05                                   11,825         12,276
Continental Airlines
   Series 99-2
   7.056%, 09/15/09                                   11,500         11,164
Northwest Airlines
   6.810%, 02/01/20                                    9,400          8,823
                                                                   --------
                                                                     32,263
                                                                   --------
UTILITIES - 4.0%
Alltel
   6.750%, 09/15/05                                   10,000         10,422
AT&T
   5.625%, 03/15/04                                    1,000          1,010
Bell Telephone
   8.750%, 08/15/31                                    1,000          1,180
Nortel Networks
   6.875%, 10/01/02                                    1,000            983
Pacific Bell
   7.250%, 07/01/02                                    1,000          1,028


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     31)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
SBC Communications
   6.500%, 02/15/02                                 $  3,250       $  3,289
Texaco Capital
   6.950%, 10/15/01                                    2,000          2,003
Vodafone Group Series B (A)
   7.875%, 02/15/30                                   10,000         10,737
Worldcom
   7.500%, 05/15/11                                    5,000          5,068
   7.875%, 05/15/03                                   10,000         10,456
XCEL Energy
   7.000%, 12/01/10                                   15,000         15,742
                                                                   --------
                                                                     61,918
                                                                   --------
YANKEE - 1.4%
Quebec Province
   7.000%, 01/30/07                                   10,000         10,974
   7.500%, 09/15/29                                   10,000         11,062
                                                                   --------
                                                                     22,036
                                                                   --------
TOTAL CORPORATE BONDS                                               602,762
                                                                   --------
CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES - 0.5%
FIXED RATE - 0.5%
FNMA
   6.250%, 01/25/08                                    7,500          7,828
                                                                   --------
TOTAL CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES                    7,828
                                                                   --------
U.S. AGENCY MORTGAGE-BACKED SECURITIES - 23.7%
ADJUSTABLE RATE (C) - 2.5%
FNMA (J)
   6.500%, 06/01/15                                   16,000         16,455
FNMA Pool #440780
   5.500%, 02/01/14                                   23,018         23,191
GNMA Pool #8259
   6.750%, 08/20/23                                       14             14
                                                                   --------
                                                                     39,660
                                                                   --------
FIXED RATE - 19.0%
FHLMC Gold TBA
   6.000%, 09/01/16 (J)                               25,000         25,414
FHLMC Gold Pool #E73249
   5.500%, 11/01/13                                    1,874          1,889
FHLMC Gold Pool #E00598
   5.500%, 12/01/13                                    1,518          1,530
FHLMC Gold Pool #E00543
   6.000%, 04/01/13                                    1,297          1,327
FHLMC Gold Pool #E00574
   6.500%, 10/01/13                                    1,314          1,359
FHLMC Gold Pool #E00677
   6.000%, 06/01/14                                    1,605          1,641
FHLMC Gold Pool #G00427
   6.000%, 12/01/25                                    2,224          2,244
FHLMC Gold Pool #C80393
   6.000%, 03/01/26                                    1,571          1,583
FHLMC Gold Pool #C00702
   6.000%, 01/01/29                                    2,448          2,455
FHLMC Gold Pool #C00730
   6.000%, 03/01/29                                    1,682          1,686
FHLMC Gold Pool #C48827
   6.000%, 03/01/31                                    2,943          2,936

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
FHLMC Gold Pool #A01608
   10.000%, 12/01/19                                $  1,142       $  1,292
FHLMC Gold Pool #A00894
   9.500%, 06/01/21                                    1,283          1,407
FHLMC Series 1723 Class PJ
   7.000%, 02/15/24                                    7,133          7,535
FHLMC Series 1699 Class TD
   6.000%, 03/15/24                                   10,000         10,288
FHLMC Gold Pool #C00742
   6.500%, 04/01/29                                   13,494         13,781
FNMA Series 1992-169 Class J
   6.500%, 03/25/21                                    2,069          2,081
FNMA Series 1991-1 Class PG
   6.500%, 04/25/28                                   15,343         15,913
FNMA
   7.000%, 06/01/15 (J)                               11,000         11,437
   6.500%, 06/01/30 (J)                               12,000         12,191
   6.000%, 06/01/30 (J)                               11,500         11,450
FNMA Pool #251501
   6.000%, 01/01/13                                    2,364          2,417
FNMA Pool #482515
   5.500%, 01/01/14                                    1,526          1,538
FNMA Pool #535206
   7.000%, 02/01/15                                    7,622          7,941
FNMA Pool #535206
   6.000%, 02/01/15                                    4,721          4,817
FNMA Pool #572856
   5.500%, 04/01/16                                    2,944          2,947
FNMA Pool #250113
   9.000%, 07/01/24                                      198            214
FNMA Pool #336918
   6.000%, 02/01/26                                    1,942          1,955
FNMA Pool #340798
   7.000%, 04/01/26                                    6,847          7,115
FNMA Pool #250551
   7.000%, 05/01/26                                    6,753          7,016
FNMA Pool #455087
   6.000%, 12/01/28                                    1,618          1,621
FNMA Pool #456276
   6.000%, 12/01/28                                   12,513         12,533
FNMA Pool #481539
   6.000%, 01/01/29                                    1,627          1,630
FNMA Pool #323715
   6.000%, 05/01/29                                   17,920         17,948
FNMA Pool #323812
   6.000%, 07/01/29                                    2,381          2,385
FNMA Pool #252570
   6.500%, 07/01/29                                   14,716         15,001
FNMA Pool #C48827
   6.000%, 03/01/31                                   31,728         31,609
FNMA Pool #535822
   6.000%, 04/01/31                                   14,709         14,654
GNMA Pool #423801
   6.500%, 06/15/26                                    3,622          3,708
GNMA Pool #506639
   7.000%, 04/15/29                                    4,043          4,186
GNMA Pool #537699
   7.500%, 11/15/30                                   20,027         20,878
                                                                   --------
                                                                    293,552
                                                                   --------

The accompanying notes are an integral part of the financial statements.


(32     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Z-BONDS (B) - 2.2%
FHLMC Series 1665 Class KZ
   6.500%, 01/15/24                                 $  9,458       $  9,833
FHLMC Series 1677 Class Z
   7.645%, 07/15/23                                    5,256          5,862
FHLMC Series #1822 Class Z
   6.900%, 03/15/26                                    8,710          8,928
FNMA Series 1996-35 Class Z
   7.900%, 07/25/26                                    8,555          9,067
                                                                   --------
                                                                     33,690
                                                                   --------
TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES                        366,902
                                                                   --------
U.S. GOVERNMENT & AGENCY SECURITIES - 23.9%
U.S. AGENCY DEBENTURES - 9.7%
FHLB
   5.375%, 01/05/04                                   25,000         26,064
   5.375%, 05/15/06                                   10,000         10,419
   6.090%, 06/02/06                                   20,000         21,505
   5.705%, 09/08/08                                    1,000          1,045
   5.790%, 04/27/09                                    3,100          3,225
FHLMC
   5.950%, 01/19/06                                   20,000         21,287
   5.750%, 04/15/08                                    7,100          7,467
   6.000%, 06/15/11                                   20,000         21,063
FNMA
   7.500%, 02/11/02                                    4,970          5,057
   6.500%, 08/15/04                                    5,000          5,388
   6.000%, 12/15/05                                    3,000          3,215
   6.625%, 09/15/09                                    3,000          3,302
   6.250%, 02/01/11                                   10,000         10,510
   6.625%, 11/15/30                                   10,000         10,660
                                                                   --------
                                                                    150,207
                                                                   --------
U.S. TREASURIES - 14.2%
U.S. Treasury Bonds
   11.250%, 02/15/15                                  11,000         17,527
   7.500%, 11/15/16                                    1,250          1,538
   8.750%, 05/15/17                                    1,500          2,049
   8.875%, 08/15/17                                    2,865          3,959
   8.875%, 02/15/19                                    3,150          4,396
   8.125%, 08/15/19                                    6,000          7,883
   8.750%, 08/15/20                                    4,183          5,838
   8.000%, 11/15/21                                    1,050          1,357
   7.625%, 11/15/22                                    4,600          5,856
   6.250%, 08/15/23                                   10,000         10,996
   7.125%, 02/15/23                                   20,000         24,193
   6.875%, 08/15/25                                   25,000         29,639
U.S. Treasury Notes
   5.750%, 11/30/02                                    7,000          7,256
   5.750%, 08/15/03                                    8,430          8,878
   7.250%, 05/15/04                                    1,470          1,620
   5.875%, 11/15/04                                    1,600          1,715
   6.500%, 08/15/05                                   10,250         11,290
   6.500%, 10/15/06                                   17,500         19,489
   6.500%, 02/15/10                                    1,000          1,135
   5.000%, 02/15/11                                    4,000          4,113
U.S. Treasury Notes (TIPS)
   3.500%, 01/15/11                                   24,769         25,452
   3.875%, 04/15/29                                   21,649         23,416
                                                                   --------
                                                                    219,595
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                           369,802
                                                                   --------

FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.3%
AUTOMOBILES - 1.3%
Capital One Auto Finance Trust
   Series 2001-A Class A4
   5.400%, 05/15/08                                 $ 10,000       $ 10,395
Daimler Chrysler Auto Trust
   Series 2000-C Class A3
   6.820%, 09/06/04                                   10,000         10,378
                                                                   --------
                                                                     20,773
                                                                   --------
CREDIT CARDS - 1.4%
Sears Credit Account Master Trust
   Series 1999-2 Class A
   6.350%, 02/16/07                                   20,000         20,557
                                                                   --------
MANUFACTURED HOUSING - 0.6%
Green Tree Financial
   Series 1993-4 Class A4
   6.600%, 01/15/19                                    9,129          9,369
                                                                   --------
TOTAL ASSET-BACKED SECURITIES                                        50,699
                                                                   --------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 7.8%
ADJUSTABLE RATE (C) - 1.1%
J.P. Morgan Commercial Mortgage Finance
   Series 1995-C1 Class B
   7.774%, 07/25/10                                   10,329         10,696
Merrill Lynch Mortgage Investors
   Series 1993-C Class A4
   4.813%, 03/15/18                                    6,000          6,002
                                                                   --------
                                                                     16,698
                                                                   --------
FIXED RATE - 4.5%
Asset Securitization
   Series 1996-MD6 Class A1B
   6.880%, 11/13/26                                   18,600         19,601
Countrywide Mortgage Backed Securities
   Series 1994-G Class A3
   6.500%, 04/25/24                                      285            286
GE Capital Mortgage Services
   Series 1994-17 Class A6
   7.000%, 05/25/24                                    7,000          7,491
   Series 1994-17 Class A7
   7.000%, 05/25/24                                    5,179          5,475
Merrill Lynch Mortgage CMO
   Series 1995-C3 Class A3
   7.088%, 12/26/25                                   16,289         17,084
Morgan Stanley Capital Investments
   Series 1999-FNVI Class A1
   6.120%, 03/15/31                                   10,222         10,669
Washington Mutual
   Series 1999-2 Class 2A
   7.000%, 11/19/14                                    8,621          8,949
                                                                   --------
                                                                     69,555
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     33)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                 PAR (000)/SHARES    VALUE (000)
---------------------------------------------------------------------------
Z-BONDS (B) - 2.2%
GE Capital Mortgage Services
   Series 1994-6 Class A9
   6.500%, 09/25/22                              $    17,921     $   18,395
Vendee Mortgage Trust
   Series 1996-1 Class Z
   6.750%, 02/15/26                                   15,204         16,101
                                                                 ----------
                                                                     34,496
                                                                 ----------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES                      120,749
                                                                 ----------
RELATED PARTY MONEY MARKET FUND - 6.4%
First American Prime Obligations Fund (D)         98,583,528         98,584
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND                                98,584
                                                                 ----------
TOTAL INVESTMENTS - 104.6%
   (Cost $1,547,701)                                              1,617,326
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET: (E) - (4.6%)                     (72,167)
                                                                 ----------
NET ASSETS:
Portfolio Capital                                                 1,523,396
Undistributed net investment income                                     444
Accumulated net realized loss on investments                        (48,306)
Net unrealized appreciation of investments                           69,625
                                                                 ----------
TOTAL NET ASSETS - 100.0%                                        $1,545,159
                                                                 ----------
CLASS A:
Net asset value and redemption price per
 share (net assets of $119,066,686 and
 10,475,579 shares of capital stock
 issued and outstanding) (I)                                     $    11.37
Maximum sales charge of 4.25% (F)                                      0.50
                                                                 ----------
Offering price per share                                         $    11.87
                                                                 ----------
CLASS B:
Net asset value and offering price per
 share (net assets of $15,070,977 and
 1,334,309 shares of capital stock
 issued and outstanding) (G) (I)                                 $    11.29
                                                                 ----------
CLASS C:
Net asset value per share (net assets
 of $7,147,845 and 630,570 shares
 of capital stock issued and
 outstanding) (G) (I)                                            $    11.34
Maximum sales charge of 1.00% (H)                                      0.11
                                                                 ----------
Offering price per share                                         $    11.45
                                                                 ----------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $35,061,764 and 3,084,817 shares of
 capital stock issued and outstanding) (I)                       $    11.37
                                                                 ----------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $1,368,812,037 and 120,435,165
 shares of capital stock issued and
 outstanding) (I)                                                $    11.37
                                                                 ----------

FIXED INCOME FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------------
(A)Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B)Z-Bond - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate disclosed represents current yield based upon the cost basis and estimated future cash flows.

(C)Variable Rate Security - The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2001.

(D)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as Advisor for this Fund. See also the notes to the financial statements.

(E)Other assets and liabilities representing greater than five percent of total net assets include the following (000):

     Collateral for securities loaned, at value   $503,400
     Payable upon return of securities loaned     (503,400)

(F)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(G)Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(H)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

(I)$0.0001 par value - 2 billion authorized

(J)On September 30, 2001, the total cost of investments purchased on a when-issued basis was (000) $76,371.

CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TIPS - Treasury Inflation Protection Security

The accompanying notes are an integral part of the financial statements.


(34     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

BOND IMMDEX(TM) FUND

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE BONDS - 47.5%
CONSUMER GOODS - 1.1%
Cendant
   7.750%, 12/01/03                                 $  4,500       $  4,500
Pepsico
   4.500%, 09/15/04                                    1,500          1,533
Tenneco
   7.950%, 12/15/25                                    2,150          1,992
                                                                   --------
                                                                      8,025
                                                                   --------
ENERGY - 1.9%
Dynegy
   7.450%, 07/15/06                                    2,600          2,818
Enron
   7.375%, 05/15/06                                    2,000          2,089
Osprey Trust
   8.310%, 01/15/03                                    3,750          3,891
Sunoco
   9.375%, 06/01/16                                    2,802          3,105
Williams
   7.625%, 07/15/19                                    2,675          2,591
                                                                   --------
                                                                     14,494
                                                                   --------
FINANCE - 22.1%
Aetna Services
   6.750%, 09/15/13                                    1,800          1,840
Associated P&C Holdings
   6.750%, 07/15/03                                    4,895          5,059
Banco Santander
   6.500%, 11/01/05                                    4,925          5,067
Bank of America
   10.000%, 02/01/03                                   3,539          3,838
Bank of Boston
   6.375%, 04/15/08                                    2,500          2,545
Dresdner Bank
   7.250%, 09/15/15                                    3,500          3,703
First National Bank of Chicago
   8.080%, 01/05/18                                    1,500          1,654
First National Bank of Omaha
   7.320%, 12/01/10                                    3,100          3,100
First Union
   8.125%, 06/24/02                                    3,000          3,106
General Electric Capital
   6.875%, 11/15/10                                    5,000          5,454
General Motors Acceptance
   8.750%, 07/15/05                                    3,000          3,298
   9.625%, 12/15/01                                    2,694          2,728
Goldman Sachs
   6.250%, 02/01/03                                   10,000         10,285
Heller Financial
   8.000%, 06/15/05                                    1,285          1,421
Household Netherlands BV
   6.200%, 12/01/03                                   10,000         10,369
Korea Development Bank
   7.900%, 02/01/02                                    3,600          3,651
Lehman Brothers Holdings
   8.750%, 05/15/02                                    1,500          1,546
   11.625%, 05/15/05                                   2,620          3,123
   7.500%, 09/01/06                                    5,000          5,393
Merrill Lynch
   5.880%, 01/15/04                                    5,000          5,160

BOND IMMDEX(TM) FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Morgan Stanley Dean Witter
   6.100%, 04/15/06                                 $  2,725       $  2,816
   6.750%, 04/15/11                                    4,000          4,113
National Bank of Hungary
   8.875%, 11/01/13                                    2,490          3,067
National Westminster Bancorp
   9.375%, 11/15/03                                    1,000          1,118
NCNB
   10.200%, 07/15/15                                   5,155          6,695
Newcourt Credit
   6.875%, 02/16/05                                    3,490          3,705
Paine Webber
   8.875%, 03/15/05                                    1,540          1,714
   6.450%, 12/01/03                                    2,500          2,629
   6.730%, 01/20/04                                    2,450          2,587
Principal Financial
   8.200%, 08/15/09                                    7,000          7,823
Salomon Smith Barney Holdings
   7.000%, 06/15/03                                    3,450          3,642
   6.750%, 02/15/03                                    2,100          2,190
   6.250%, 06/15/05                                    5,000          5,187
   7.200%, 03/03/03                                    1,000          1,048
Sanwa Bank
   8.350%, 07/15/09                                    5,000          5,452
Sumitomo Bank International
   8.500%, 06/15/09                                    3,000          3,382
Transamerica Financial
   6.125%, 11/01/01                                    5,675          5,688
Unitedhealth Group
   6.600%, 12/01/03                                   10,000         10,463
Verizon Global Funding
   7.250%, 12/01/10                                    7,000          7,541
Western National
   7.125%, 02/15/04                                    2,456          2,606
                                                                   --------
                                                                    165,806
                                                                   --------
MANUFACTURING - 4.8%
Delphi Auto Systems
   6.550%, 06/15/06                                    3,500          3,557
Ford Motor,
   Callable 11/15/02 @ 104.15
   8.875%, 11/15/22                                    1,000          1,019
   9.215%, 09/15/21                                    2,934          3,246
   6.700%, 07/16/04                                    5,000          5,143
General Motors
   6.750%, 05/01/28                                    5,000          4,386
Georgia Pacific,
   Callable 11/23/01 @ 104.70
   9.875%, 11/01/21                                    4,605          4,818
   Callable 05/15/02 @ 104.33
   9.500%, 05/15/22                                      975          1,006
   9.500%, 12/01/11                                    1,011          1,098
Toll Road Investors (A)
   0.000%, 02/15/04                                    5,800          5,196
   0.000%, 02/15/05                                    1,000            837
TRW
   6.625%, 06/01/04                                    3,360          3,432
   7.625%, 03/15/06                                    2,000          2,102
                                                                   --------
                                                                     35,840
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     35)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
REAL ESTATE - 0.4%
Security Capital
   7.750%, 11/15/03                                 $  2,850       $  2,972
                                                                   --------
SERVICE - 3.8%
British Sky Broadcasting
   6.875%, 02/23/09                                    2,500          2,315
Continental Cablevision,
   Callable 08/01/05 @ 104.75
   9.500%, 08/01/13                                    8,200          9,545
Duty Free International
   7.000%, 01/15/04                                    6,450          6,758
May Department Stores
   9.875%, 06/15/21                                    1,725          1,812
Metronet Communications,
   Callable 11/01/03 @ 105.31
   10.625%, 11/01/08                                   1,000            700
News America Holdings,
   Callable 10/15/02 @104.50
   10.125%, 10/15/12                                   2,200          2,430
Penny (JC),
   Callable 06/15/02 @ 104.12
   9.750%, 06/15/21                                    3,000          2,745
Time Warner
   9.125%, 01/15/13                                    2,200          2,621
                                                                   --------
                                                                     28,926
                                                                   --------
TRANSPORTATION - 4.1%
Air 2 US (A)
   8.627%, 10/01/20                                    5,000          5,202
   10.127%, 10/01/20                                   1,000          1,037
America West Airlines (A)
   7.930%, 01/02/19                                    2,848          2,656
   8.540%, 01/02/05                                    2,416          2,456
American Airlines
   10.210%, 01/01/10                                   1,500          1,555
Continental Airlines
   6.800%, 07/02/07                                    2,510          2,431
CSX
   5.850%, 12/01/03                                    3,000          3,098
Federal Express
   9.650%, 06/15/12                                    4,400          4,805
Northwest Airlines
   7.248%, 07/02/14                                    6,344          5,523
Stagecoach Holdings
   8.625%, 11/15/09                                    2,500          2,435
                                                                   --------
                                                                     31,198
                                                                   --------
UTILITIES - 6.2%
AT&T
   6.500%, 03/15/29                                    2,000          1,778
British Telecom
   8.375%, 12/15/10                                    2,000          2,201
Conectiv
   6.730%, 06/01/06                                    3,760          3,933
Deutsche Telecom
   7.750%, 06/15/05                                      500            532
   8.250%, 06/15/30                                    3,000          3,151
France Telecom
   7.750%, 03/01/11                                    2,000          2,104
GTE North,
   Callable 07/01/02 @ 104
   9.600%, 01/01/21                                    1,100          1,157

BOND IMMDEX(TM) FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Old Dominion Electric Co-op First Mortgage,
   Callable 12/01/02 @ 108.76
   8.760%, 12/01/22                                 $  6,850       $  7,651
PSI Energy
   7.850%, 10/15/07                                    3,100          3,387
Sprint
   9.000%, 10/15/19                                    1,750          1,897
Sprint Capital
   5.700%, 11/15/03                                    5,250          5,366
Qwest,
   7.200%, 11/01/04                                    4,900          5,091
   Callable 11/23/01 @ 105.92
   8.875%, 06/01/31                                    1,000          1,068
Utilicorp United
   7.625%, 11/15/09                                    3,000          3,152
Worldcom
   7.375%, 01/15/06                                    2,000          2,087
   6.500%, 05/15/04                                    2,000          2,054
                                                                   --------
                                                                     46,609
                                                                   --------
YANKEE - 3.1%
Ford Capital BV
   9.875%, 05/15/02                                      560            578
   9.500%, 06/01/10                                    1,400          1,602
Hydro-Quebec
   11.750%, 02/01/12                                   3,500          5,101
   Callable 01/15/03 @ 100
   9.750%, 01/15/18                                      750            799
Korea Electric Power,
   Putable 08/01/04 @ 100
   6.750%, 08/01/27                                    1,400          1,462
Newfoundland (Province of) Canada
   10.000%, 12/01/20                                   1,975          2,710
Norsk Hydro
   9.000%, 04/15/12                                    2,900          3,489
Sweden (Kingdom of)
   11.125%, 06/01/15                                   1,100          1,514
Wharf Capital International
   8.875%, 11/01/04                                    2,700          2,978
   7.625%, 03/13/07                                    2,675          2,787
                                                                   --------
                                                                     23,020
                                                                   --------
TOTAL CORPORATE BONDS                                               356,890
                                                                   --------
U.S. GOVERNMENT AND AGENCY SECURITIES - 39.0%
U.S. AGENCY DEBENTURES - 9.0%
FHLB
   5.370%, 01/16/03                                    1,005          1,032
   5.785%, 02/09/05                                    6,000          6,310
   6.365%, 11/05/07                                    1,500          1,639
   5.750%, 05/15/08                                    7,500          7,840
   6.625%, 11/15/10                                    3,000          3,267
FHLMC
   6.625%, 09/15/09                                    7,500          8,250
   7.000%, 03/15/10                                    5,000          5,627
FNMA
   5.450%, 10/10/03                                      300            313
   5.250%, 06/15/06                                    5,000          5,201
   7.125%, 03/15/07                                   20,000         22,568
   6.210%, 11/07/07                                    2,090          2,267
   7.250%, 01/15/10                                    2,600          2,966
                                                                   --------
                                                                     67,280
                                                                   --------

The accompanying notes are an integral part of the financial statements.


(36     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
U.S. TREASURY SECURITIES - 30.0%
U.S. Treasury Bonds
   6.000%, 08/15/09                                 $  8,000       $  8,800
   9.875%, 11/15/15                                   16,050         23,581
   9.250%, 02/15/16                                   53,680         75,496
   8.000%, 11/15/21                                   57,373         74,168
U.S. Treasury Notes
   7.250%, 08/15/04                                   11,300         12,516
   6.625%, 05/15/07                                    8,825          9,935
   5.000%, 02/15/11                                    1,650          1,696
   5.000%, 02/15/11                                   19,000         19,539
                                                                   --------
                                                                    225,731
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                           293,011
                                                                   --------
ASSET BACKED SECURITIES - 2.2%
CREDIT CARD - 0.8%
Chemical Master Credit Card
   Series 1995-3 Class A
   6.230%, 08/15/02                                    1,520          1,558
Citibank Credit Card Master Trust
   Series 1997-6 Class A
   0.000%, 08/15/06                                    5,000          4,406
                                                                   --------
                                                                      5,964
                                                                   --------
HOME EQUITY - 1.4%
Amresco Residential Security Mortgage
   Series 1997-3 Class A9
   6.960%, 03/25/27                                    4,315          4,499
Delta Home Equity Loan Trust
   Series 1997-3 Class A6F
   6.860%, 10/25/28                                    1,638          1,728
Contimortgage Home Equity Loan
   Series 1997-3 Class A8
   7.580%, 08/15/28                                    3,000          3,177
   Series 1998-1 Class A6
   6.580%, 12/15/18                                    1,050          1,090
                                                                   --------
                                                                     10,494
                                                                   --------
TOTAL ASSET-BACKED SECURITIES                                        16,458
                                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 2.4%
FIXED RATE - 2.4%
FHLMC Pool #140151
   7.500%, 04/01/07                                       42             44
FHLMC Series 1022, Class J
   6.000%, 12/15/20                                      345            358
FHLMC Series 1118, Class Z
   8.250%, 07/15/21                                      772            833
FHLMC Series 1201, Class E
   7.400%, 12/15/21                                      349            362
FHLMC Series 1790-A, Class A
   7.000%, 04/15/22                                      830            859
FHLMC Gold Pool #C47895
   6.500%, 02/01/31                                    1,959          1,999
FHLMC Gold Pool #C51020
   6.500%, 05/01/31                                   13,449         13,693
FNMA Series 317
   7.500%, 08/01/07                                      182            189
FNMA Series 1464
   7.750%, 06/01/08                                       54             56
                                                                   --------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES              18,393
                                                                   --------

BOND IMMDEX(TM) FUND (CONTINUED)

DESCRIPTION                                 PAR (000)/SHARES    VALUE (000)
---------------------------------------------------------------------------
CMO - U.S. AGENCY MORTGAGE-BACKED
 SECURITIES - 4.5%
FIXED RATE - 4.5%
FNMA Series 1992-145, Class N
   10.060%, 01/25/06                             $         6       $     19
FNMA Series 1988-24, Class G
   7.000%, 10/25/18                                      424            450
FNMA Series 1989-44, Class H
   9.000%, 07/25/19                                      407            447
FNMA Series 1989-90, Class E
   8.700%, 12/25/19                                       95            104
FNMA Series 1990-30, Class E
   6.500%, 03/25/20                                      410            428
FNMA Series 1990-61, Class H
   7.000%, 06/25/20                                      397            421
FNMA Series 1990-72, Class B
   9.000%, 07/25/20                                      237            261
FNMA Series 1990-102, Class J
   6.500%, 08/25/20                                      313            326
FNMA Series 1990-105, Class J
   6.500%, 09/25/20                                    1,457          1,517
FNMA Series 1990-106, Class J
   8.500%, 09/25/20                                      249            270
FNMA Series 1991-56, Class M
   6.750%, 06/25/21                                    1,319          1,383
FNMA Series 1991-134, Class Z
   7.000%, 10/25/21                                    2,581          2,700
FNMA Series 1992-120, Class C
   6.500%, 07/25/22                                      546            567
FNMA Series 252645,
   6.500%, 08/01/29                                      107            109
FNMA Series 535300,
   6.500%, 05/01/30                                   11,294         11,513
FDIC REMIC Series 1996-C1, Class 1A
   6.750%, 05/25/26                                    2,644          2,709
FHLMC Series 6, Class C
   9.050%, 06/15/19                                      214            235
FHLMC Series 162, Class F
   7.000%, 05/15/21                                      999          1,055
FHLMC Series 188, Class H
   7.000%, 09/15/21                                      736            778
GNMA Pool #541302
   6.000%, 03/15/31                                    3,424          3,433
GNMA Pool #554675
   6.000%, 03/15/31                                    4,960          4,972
                                                                   --------
TOTAL CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES                   33,697
                                                                   --------
RELATED PARTY MONEY MARKET FUND - 3.9%
First American Prime Obligations Fund (B)         29,527,151         29,527
                                                                   --------
TOTAL RELATED PARTY MONEY MARKET FUND                                29,527
                                                                   --------
TOTAL INVESTMENTS - 99.5%
   (Cost $704,664)                                                  747,976
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET: (C) - 0.5%                         3,814
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     37)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital                                                  $705,819
Undistributed net investment income                                   1,308
Accumulated net realized gain on investments                          1,351
Net unrealized appreciation of investments                           43,312
                                                                   --------
TOTAL NET ASSETS - 100.0%                                          $751,790
                                                                   --------
CLASS A:
Net asset value and redemption price per
 share (net assets of $87,775,292 and
 3,011,589 shares of capital stock issued
 and outstanding) (G)                                              $  29.15
Maximum sales charge of 4.25% (D)                                      1.29
                                                                   --------
Offering price per share                                           $  30.44
                                                                   --------
CLASS B:
Net asset value and offering price per
 share (E) (net assets of $8,505,089 and
 292,012 shares of capital stock issued
 and outstanding) (G)                                              $  29.13
                                                                   --------
CLASS C:
Net asset value per share (E) (net assets
 of $46,666 and 1,601 shares of capital
 stock issued and outstanding) (G)                                 $  29.15
Maximum sales charge of 1.00% (F)                                      0.29
                                                                   --------
Offering price per share                                           $  29.44
                                                                   --------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $10,329,627 and 354,331 shares of
 capital stock issued and outstanding) (G)                         $  29.15
                                                                   --------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $645,133,581 and 22,118,904 shares of
 capital stock issued and
 outstanding) (G)                                                  $  29.17
                                                                   --------

BOND IMMDEX(TM) FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------------
(A)Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as Advisor for this Fund. See also the notes to the financial statements.

(C)Other assets and liabilities representing greater than five percent of total net assets include the following (000):

     Collateral for securities loaned, at value   $297,938
     Payable upon return of securities loaned     (297,938)

(D)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(E)Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

(G)$0.0001 par value - 2 billion authorized

CMO - Collateralized Mortgage Obligation
FDIC - Federal Deposit Insurance Corporation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.


(38     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

U.S. GOVERNMENT SECURITIES BOND FUND

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE BONDS - 5.8%
ENERGY - 1.5%
Occidental Petroleum
   8.500%, 11/09/01                                 $  3,000       $  3,194
                                                                   --------
FINANCE - 4.0%
Citigroup
   9.500%, 03/01/02                                    2,000          2,054
Household Finance
   8.000%, 05/09/05                                    2,350          2,568
Huntington National Bank
   6.750%, 06/15/03                                    1,400          1,465
International Lease Finance
   8.375%, 12/15/04                                      250            281
Salomon Smith Barney Holdings
   6.250%, 01/15/05                                    2,000          2,106
                                                                   --------
                                                                      8,474
                                                                   --------
MANUFACTURING - 0.3%
Dow Chemical
   7.600%, 01/02/02                                       87             88
Ford Motor Credit
   6.110%, 12/28/01                                      500            504
                                                                   --------
                                                                        592
                                                                   --------
UTILITIES - 0.0%
Koninklijke Philips Electronics N.V
   8.375%, 09/15/06                                      100            111
                                                                   --------
TOTAL CORPORATE BONDS                                                12,371
                                                                   --------
U.S. GOVERNMENT & AGENCY SECURITIES - 28.6%
U.S. AGENCY DEBENTURES - 12.0%
FHLB
   7.250%, 05/15/03                                    5,000          5,338
   6.875%, 08/15/03                                    2,000          2,136
   7.125%, 02/15/05                                    2,500          2,759
   5.038%, 10/14/08                                    1,000          1,004
   5.705%, 03/02/09                                    2,000          2,084
   6.300%, 06/03/09                                    3,000          3,239
FNMA
   5.410%, 12/15/03                                    3,000          3,125
   6.500%, 04/29/09                                    1,000          1,022
   6.625%, 09/15/09                                    4,500          4,957
                                                                   --------
                                                                     25,664
                                                                   --------
U.S. TREASURIES - 16.6%
U.S. Treasury Notes
   7.500%, 05/15/02                                    6,000          6,186
   5.500%, 05/31/03                                    2,000          2,089
   5.625%, 05/15/08                                    1,000          1,076
   6.500%, 02/15/10                                      500            567
   5.750%, 08/15/10                                    5,000          5,417
   11.250%, 02/15/15                                   6,500         10,355
U.S. Treasury Bonds
   5.500%, 03/31/03                                    5,000          5,205
   6.000%, 08/15/09                                    4,000          4,399
                                                                   --------
                                                                     35,294
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                            60,958
                                                                   --------

U.S. GOVERNMENT SECURITIES BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED SECURITIES - 58.0%
FIXED RATE - 58.0%
FFCB
   5.750%, 02/09/05                                 $  5,000       $  5,269
FHLB
   6.000%, 08/15/02                                    9,500          9,788
   5.400%, 01/15/03                                    1,500          1,551
FHLMC
   6.220%, 03/24/03                                    2,075          2,176
   5.750%, 03/15/09                                    2,000          2,095
FHLMC Pool #380053
   9.500%, 09/01/04                                        3              3
FHLMC Gold Pool #E00022
   8.500%, 03/01/06                                       66             69
FHLMC Gold Pool #E45929
   7.500%, 04/01/08                                      115            120
FHLMC Gold Pool #E62600
   6.000%, 02/01/11                                      218            225
FHLMC Gold Pool #E00419
   6.500% 02/01/11                                       342            356
FHLMC Gold Pool #31335K
   7.000%, 07/01/11                                      324            340
FHLMC Gold Pool #E65619
   7.000%, 11/01/11                                      168            176
FHLMC Gold Pool #E00465
   6.500%, 01/01/12                                      481            501
FHLMC Gold Pool #E66172
   6.500%, 02/01/12                                      277            287
FHLMC Gold Pool #E66272
   6.500%, 02/01/12                                      470            489
FHLMC Gold Pool #E66284
   6.000%, 02/01/12                                      608            625
FHLMC Gold Pool #E66474
   6.000%, 03/01/12                                      667            685
FHLMC Gold Pool #G10735
   7.500%, 09/01/12                                    1,532          1,608
FHLMC Gold Pool #E68353
   5.500%, 12/01/12                                    3,089          3,129
FHLMC Gold Pool #E69338
   6.000%, 03/01/13                                      658            675
FHLMC Gold Pool #E00543
   6.000%, 04/01/13                                    1,297          1,330
FHLMC Gold Pool #E70028
   6.000%, 04/01/13                                      605            621
FHLMC Gold Pool #G10814
   5.500%, 05/01/13                                    1,390          1,403
FHLMC Gold Pool #E00549
   6.000%, 05/01/13                                    3,365          3,451
FHLMC Pool #C90033
   6.000%, 08/01/13                                      217            221
FHLMC Gold Pool #E72802
   6.000%, 10/01/13                                    4,374          4,486
FHLMC Gold Pool #E00465
   6.500%, 10/01/13                                      657            682
FHLMC Gold Pool #E00617
   5.500%, 01/01/14                                    5,566          5,618
FHLMC Gold Pool #E00633
   5.500%, 03/01/14                                    1,172          1,183
FHLMC Gold Pool #E77812
   6.500%, 07/01/14                                      775            802
FHLMC Gold Pool #E00746
   7.000%, 09/01/14                                    2,235          2,330


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     39)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
FHLMC Gold Pool #E00960
   5.500%, 03/01/16                                 $  4,821       $  4,835
FHLMC Series 200, Class B
   6.500%, 03/15/26                                    2,000          2,049
FHLMC Gold Pool #C35768
   7.500%, 01/01/30                                    2,265          2,363
FNMA
   5.125%, 02/13/04                                    5,318          5,525
FNMA Pool #340503
   6.000%, 03/01/11                                      486            501
FNMA Pool #335713
   6.500%, 05/01/11                                      421            437
FNMA Pool #346276
   6.500%, 05/01/11                                      273            284
FNMA Pool #250613
   6.500%, 07/01/11                                      885            920
FNMA Pool #351761
   6.500%, 07/01/11                                      342            355
FNMA Pool #250738
   7.000%, 11/01/11                                      141            148
FNMA Pool #349630
   7.000%, 11/01/11                                      145            152
FNMA Pool #351122
   7.000%, 11/01/11                                       95             99
FNMA Pool #250781
   6.500%, 12/01/11                                      842            876
FNMA Pool #367868
   6.500%, 12/01/11                                      543            564
FNMA Pool #368127
   6.500%, 12/01/11                                      553            575
FNMA Pool #420158
   5.500%, 03/01/13                                    1,332          1,344
FNMA Pool #251656
   6.000%, 04/01/13                                      634            649
FNMA Pool #425550
   6.000%, 04/01/13                                    2,087          2,137
FNMA Pool #556340
   6.000%, 07/01/13                                    2,683          2,747
FNMA Pool #251901
   6.500%, 08/01/13                                    1,587          1,645
FNMA Pool #323379
   6.000%, 11/01/13                                      674            690
FNMA Pool #556195
   6.000%, 11/01/13                                    4,300          4,410
FNMA Pool #449173
   6.000%, 12/01/13                                    3,931          4,026
FNMA Pool #482515
   5.500%, 01/01/14                                      763            770
FNMA Pool #432444
   6.000%, 02/01/14                                    4,357          4,462
FNMA Pool #492264
   6.500%, 04/01/14                                      809            837
FNMA Pool #252637
   7.000%, 07/01/14                                    2,101          2,189
FNMA Pool #252799
   7.000%, 10/01/14                                    1,486          1,549
FNMA Pool #556196
   6.000%, 07/01/15                                    4,479          4,581
FNMA Pool #535791
   6.000%, 02/01/16                                    2,800          2,858
FNMA Pool #576738
   5.500%, 04/01/16                                      981            984

U.S. GOVERNMENT SECURITIES BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
FNMA Pool #576975
   5.500%, 04/01/16                                 $    979       $    982
FNMA Pool #190264
   8.000%, 07/01/24                                      389            413
FNMA Pool #400141
   6.500%, 10/01/27                                      622            637
GNMA Pool #315126
   8.000%, 01/15/07                                       37             39
GNMA Pool #340791
   6.500%, 05/15/08                                       24             25
GNMA Pool #390782
   9.000%, 07/15/09                                       93            102
GNMA Pool #359559
   9.000%, 11/15/09                                      104            114
GNMA Pool #414750
   8.000%, 10/15/10                                      216            228
GNMA Pool #414786
   6.500%, 11/15/10                                       54             56
GNMA Pool #373569
   6.500%, 02/15/11                                      167            175
GNMA Pool #344973
   6.500%, 03/15/11                                      162            169
GNMA Pool #406466
   6.500%, 03/15/11                                      202            212
GNMA Pool #408253
   6.500%, 03/15/11                                      171            179
GNMA Pool #410935
   6.500%, 03/15/11                                      298            312
GNMA Pool #416179
   6.500%, 03/15/11                                       26             27
GNMA Pool #416160
   6.500%, 04/15/11                                      317            332
GNMA Pool #422652
   6.500%, 04/15/11                                      231            241
GNMA Pool #408304
   6.500%, 05/15/11                                      165            173
GNMA Pool #422814
   6.500%, 05/15/11                                       32             34
GNMA Pool #433036
   6.500%, 05/15/11                                       77             81
GNMA Pool #421731
   6.500%, 06/15/11                                      115            120
GNMA Pool #432993
   6.500%, 06/15/11                                       64             67
GNMA Pool #424521
   6.500%, 07/15/11                                      143            149
GNMA Pool #433088
   6.500%, 07/15/11                                      400            419
GNMA Pool #462746
   6.500%, 05/15/13                                    1,768          1,845
GNMA Pool #462638
   6.500%, 07/15/13                                    2,607          2,720
GNMA Pool #219152
   8.500%, 05/15/17                                       59             63
GNMA Pool #307921
   8.500%, 06/15/21                                       88             95
GNMA Pool #347332
   7.500%, 12/15/22                                      774            814
GNMA Pool #352469
   8.000%, 05/15/23                                      170            181
GNMA Pool #384421
   9.500%, 01/15/25                                       14             16

The accompanying notes are an integral part of the financial statements.


(40     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                 PAR (000)/SHARES    VALUE (000)
---------------------------------------------------------------------------
GNMA Pool #365292
   9.500%, 02/15/25                               $      233       $    258
GNMA Pool #392967
   9.500%, 02/15/25                                        2              2
GNMA Pool #401796
   9.500%, 02/15/25                                       18             20
GNMA Pool #407257
   9.500%, 03/15/25                                       81             90
GNMA Pool #386741
   9.500%, 04/15/25                                       62             69
GNMA Pool #455304
   7.000%, 09/15/27                                      196            203
GNMA Pool #C48827
   6.000%, 03/01/31                                    3,924          3,919
                                                                   --------
TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES                        123,436
                                                                   --------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 4.5%
FIXED RATE - 4.5%
FNMA Pool #199621
   6.000%, 02/25/11                                    5,000          5,143
FNMA Pool #001993
   6.500%, 04/25/23                                    4,250          4,444
                                                                   --------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES                        9,587
                                                                   --------
RELATED PARTY MONEY MARKET FUND - 2.1%
First American Prime Obligations Fund (A)          4,430,892          4,431
                                                                   --------
TOTAL RELATED PARTY MONEY MARKET FUND                                 4,431
                                                                   --------
TOTAL INVESTMENTS - 99.0%
   (Cost $201,132)                                                  210,783
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET: - 1.0%                             2,087
                                                                   --------

U.S. GOVERNMENT SECURITIES BOND FUND (CONCLUDED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital                                                  $207,472
Undistributed net investment income                                     794
Accumulated net realized loss on investments                         (5,047)
Net unrealized appreciation of investments                            9,651
                                                                   --------
TOTAL NET ASSETS - 100.0%                                          $212,870
                                                                   --------
CLASS A:
Net asset value and redemption price per
 share (net assets of $7,751,175 and
 703,874 shares of capital stock issued
 and outstanding) (E)                                              $  11.01
Maximum sales charge of 4.25% (B)                                      0.49
                                                                   --------
Offering price per share                                           $  11.50
                                                                   --------
CLASS B:
Net asset value and offering price per
 share (C) (net assets of $2,038,570 and
 184,861 shares of capital stock issued
 and outstanding) (E)                                              $  11.03
                                                                   --------
CLASS C:
Net asset value per share (C) (net assets
 of $105,064 and 9,555 shares of capital
 stock issued and outstanding) (E)                                 $  11.00
Maximum sales charge of 1.00% (D)                                      0.11
                                                                   --------
Offering price per share                                           $  11.11
                                                                   --------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $19,091,875 and 1,740,230 shares of
 capital stock issued and outstanding) (E)                         $  10.97
                                                                   --------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $183,883,100 and 16,701,670 shares of
 capital stock issued and outstanding) (E)                         $  11.01
                                                                   --------

(A)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as Advisor for this Fund. See also the notes to the financial statements.

(B)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(C)Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(D)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

(E)$0.0001 par value - 2 billion authorized

CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     41)

STATEMENTS OF NET ASSETS September 30, 2001

CORPORATE BOND FUND

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE BONDS - 75.2%
CONSUMER GOODS - 2.6%
Cedant
   6.875%, 08/15/06                                 $  3,000       $  2,832
Tyson Foods
   8.250%, 10/01/11                                    3,000          2,994
                                                                   --------
                                                                      5,826
                                                                   --------
ENERGY - 5.1%
El Paso Energy
   7.800%, 08/01/31                                    2,000          1,964
Enron
   7.375%, 05/15/06                                    3,000          3,134
Kerr-McGee
   6.875%, 09/15/11                                    2,000          2,014
Parker Drilling,
   Callable 11/15/01 @ 104.88                          1,000            930
   9.750%, 11/15/06
Pemex Project
   9.125%, 10/13/10                                    1,500          1,552
Williams
   7.750%, 06/15/31                                    2,000          1,975
                                                                   --------
                                                                     11,569
                                                                   --------
FINANCE - 23.0%
Abbey National Capital Trust,
   Callable 06/30/30 @ 100
   8.963%, 12/29/49                                    3,500          3,943
Amerco
   8.800%, 02/04/05                                    1,000            959
Banc One
   8.000%, 04/29/27                                    2,000          2,174
BB&T
   6.500%, 08/01/11                                    2,000          2,041
Capital One Bank
   6.700%, 05/15/08                                    1,500          1,379
Countrywide Home Loan
   5.500%, 08/01/06                                    2,000          2,000
Credit Suisse First Boston
   5.875%, 08/01/06                                    4,000          4,097
Erac USA Finance (A)
   7.350%, 06/15/08                                    3,000          3,082
First Union Institution Capital I,
   Callable 12/01/06 @ 104.02
   8.040%, 12/01/26                                    2,000          2,028
GATX Capital
   8.250%, 09/01/03                                    1,500          1,447
ING Capital Funding Trust III,
   Callable 12/31/10 @ 100
   8.439%, 12/31/10                                    4,000          4,401
International Lease Finance
   8.375%, 12/15/04                                    1,500          1,677
Lehman Brothers Holdings
   7.875%, 08/15/10                                    2,000          2,172
MBNA America Bank
   7.750%, 09/15/05                                    3,000          3,182
NB Capital Trust IV,
   Callable 04/15/17 @ 103.85
   8.250%, 04/15/27                                    2,100          2,185
Ohio National Life Insurance (A)
   8.875%, 07/15/04                                    2,000          2,234
Royal Bank of Scotland
   7.648%, 09/30/31                                    4,000          4,029

CORPORATE BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Socgen Real Estate,
   Callable 09/30/07 @ 100 (A)
   7.640%, 12/29/49                                 $  1,500       $  1,516
Sovereign Bancorp
   10.500%, 11/15/06                                   1,000          1,087
Wells Fargo,
   Callable 12/15/06 @ 103.98
   7.960%, 12/15/26                                    2,000          2,097
Zurich Capital Trust,
   Callable 06/01/07 @ 104.19
   8.376%, 06/01/37                                    4,500          4,408
                                                                   --------
                                                                     52,138
                                                                   --------
MANUFACTURING - 10.4%
AK Steel,
   Callable 12/15/01 @ 104.56
   9.125%, 12/15/06                                    1,000            985
D.R. Horton
   8.375%, 06/15/04                                    1,000            950
Ford Motor
   7.450%, 07/16/31                                    4,000          3,714
GMAC
   7.750%, 01/19/10                                    2,000          2,099
   6.125%, 09/15/06                                    2,000          1,996
Hasbro
   7.950%, 03/15/03                                    1,000            955
Lockheed Martin,
   Callable 03/15/03 @ 103.74
   7.875%, 03/15/23                                    2,000          2,091
Motorola
   6.750%, 02/01/06                                    2,000          1,949
Phelps Dodge
   8.750%, 06/01/11                                    1,500          1,516
TRW
   8.750%, 05/15/06                                    3,000          3,282
Tyco International
   5.800%, 08/01/06                                    4,000          4,051
                                                                   --------
                                                                     23,588
                                                                   --------
REAL ESTATE - 7.1%
Avalon Bay Communities
   6.800%, 07/15/06                                    2,000          2,095
Eop Operating LP
   7.000%, 07/15/11                                    4,000          4,090
Highwoods Forsyth LP
   7.190%, 06/15/04                                    2,000          2,077
Post Apartment Homes LP
   7.300%, 04/01/04                                    1,000          1,055
Prologis Trust
   7.050%, 07/15/06                                    4,000          4,231
Simon Property Group LP (A)
   7.750%, 01/20/11                                    1,500          1,567
Spieker Properties LP
   7.350%, 12/01/17                                    1,000            966
                                                                   --------
                                                                     16,081
                                                                   --------
SERVICES - 11.9%
AOL Time Warner
   7.625%, 04/15/31                                    4,000          4,046
Aramark Services
   6.750%, 08/01/04                                    2,000          2,043
Autonation
   9.000%, 08/01/08                                    1,000            950

The accompanying notes are an integral part of the financial statements.


(42     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
British Sky Broadcasting
   8.200%, 07/15/09                                 $  1,000       $    995
Charter Communications Holdings
   9.625%, 11/15/09                                    1,000            950
Delhaize America
   8.125%, 04/15/11                                    4,000          4,409
HCA Columbia Healthcare
   8.750%, 09/01/10                                    1,000          1,080
Kmart
   8.375%, 12/01/04                                    1,000            930
May Dept Stores
   7.625%, 08/15/13                                    1,000          1,092
MGM Mirage
   8.375%, 02/01/11                                    1,000            900
Park Place Entertainment
   7.875%, 12/15/05                                    1,000            970
Royal Caribbean Cruises
   8.250%, 04/01/05                                    1,000            800
Safeway
   8.570%, 04/01/03                                    3,000          3,211
Sbarro,
   Callable 09/15/04 @ 105.50
   11.000%, 09/15/09                                   1,000            920
Sears & Roebuck
   8.660%, 10/02/06                                      725            798
Service Corporate International
   6.000%, 12/15/05                                    1,000            843
Tricon Global Restaurant
   7.650%, 05/15/08                                    1,000            968
Waste Management
   7.375%, 08/01/10                                    1,000          1,049
                                                                   --------
                                                                     26,954
                                                                   --------
TRANSPORTATION - 4.5%
American Airlines (A)
   6.817%, 05/23/11                                    4,000          3,744
American Airlines Pass Through
   Series 1999-1 Class A2
   7.024%, 10/15/09                                    1,100          1,057
Delta Air Lines
   6.711%, 09/18/11                                    3,500          3,471
United Air Lines
   Series 2000-1 Class B
   8.030%, 07/01/11                                    1,927          1,751
                                                                   --------
                                                                     10,023
                                                                   --------
UTILITIES - 10.6%
AES
   9.375%, 09/15/10                                    1,000            850
AT&T Wireless (A)
   7.875%, 03/01/11                                    3,000          3,151
Calpine
   8.500%, 02/15/11                                    1,000            970
CMS Energy
   7.625%, 11/15/04                                    1,000          1,016
Global Crossing Holdings,
   Callable 11/01/04 @ 104.75
   9.500%, 11/15/09                                    1,000            420
GTE,
   Callable 05/01/03 @ 103.92
   7.830%, 05/01/23                                    3,500          3,619

CORPORATE BOND FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Limestone Electron Trust (A)
   8.625%, 03/15/03                                 $  1,000       $  1,049
NRG Northeast Generating (A)
   8.842%, 06/15/15                                    1,000          1,102
PG&E National Energy (A)
   10.375%, 05/16/11                                   1,500          1,605
Qwest Capital Funding (A)
   7.000%, 08/03/09                                    4,000          4,029
Sempra Energy
   7.950%, 03/01/10                                    3,000          3,173
Western Resources
   6.250%, 08/15/03                                    1,000            973
Worldcom
   8.250%, 05/15/31                                    2,000          1,966
                                                                   --------
                                                                     23,923
                                                                   --------
TOTAL CORPORATE BONDS                                               170,102
                                                                   --------
U.S. GOVERNMENT & AGENCY SECURITIES - 5.8%
U.S. AGENCY DEBENTURES - 3.2%
FHLB
   5.250%, 05/13/05                                    5,000          5,200
FNMA
   5.500%, 05/02/24                                    2,000          2,087
                                                                   --------
                                                                      7,287
                                                                   --------
U.S. TREASURIES - 2.6%
U.S. Treasury Bond
   6.250%, 08/15/23                                    2,000          2,199
U.S. Treasury Notes
   6.500%, 10/15/06                                      500            557
   5.500%, 05/15/09                                    3,000          3,206
                                                                   --------
                                                                      5,962
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                            13,249
                                                                   --------
CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES - 1.7%
FIXED RATE - 1.7%
GNMA Series 1996-20 Class C
   7.500%, 05/16/23                                    3,857          3,950
                                                                   --------
TOTAL CMO - U.S. AGENCY MORTGAGE-BACKED SECURITIES                    3,950
                                                                   --------
U.S. AGENCY MORTGAGE-BACKED SECURITIES - 0.9%
FIXED RATE - 0.9%
FHLMC Series 1378 Class H
   10.000%, 01/15/21                                   1,913          1,986
FHLMC Series 00853
   7.500%, 05/20/24                                      122            123
                                                                   --------
TOTAL U.S. AGENCY MORTGAGE-BACKED SECURITIES                          2,109
                                                                   --------
ASSET-BACKED SECURITIES - 6.1%
COMMERCIAL - 2.0%
GMAC Commercial Mortgage Securities
   Series 1999-C1 Class A2
   6.175%, 05/15/33                                    4,325          4,494
                                                                   --------
EQUIPMENT LOANS - 1.4%
Citec Series 2001-A Class A4
   4.840%, 09/20/12                                    3,000          3,055
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     43)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                 PAR (000)/SHARES    VALUE (000)
---------------------------------------------------------------------------
HOME EQUITY 1.3%
GRMT Mortgage Loan Trust
   Series 2001-1 Class M1
   7.772%, 07/20/31                                 $  1,500       $  1,553
Green Tree Home Improvement Loan Trust
   Series 1997-A Class HEM2
   7.900%, 03/15/28                                    1,300          1,371
                                                                   --------
                                                                      2,924
                                                                   --------
MANUFACTURED HOUSING - 0.5%
Green Tree Financial
   Series 1996-8 Class A7
   8.050%, 10/15/27                                    1,000          1,105
                                                                   --------
OTHER - 0.9%
Aircraft Finance Trust Series 1999
   Series 1A Class C (A)
   8.000%, 05/15/24                                    1,000            935
Juniper Series 2000-1 Class A3
   8.220%, 04/15/12                                    1,000          1,025
                                                                   --------
                                                                      1,960
                                                                   --------
TOTAL ASSET-BACKED SECURITIES                                        13,538
                                                                   --------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 5.8%
FIXED RATE - 4.9%
Impac Secured Assets CMO
   Series 2000-5 Class A2
   6.730%, 08/25/26                                    2,000          2,020
Norwest Asset Securities
   Series 1998-16 Class A1
   6.500%, 06/25/13                                    3,697          3,764
Salomon Brothers Mortgage Securities VII
   Series 2001-C1 Class A3
   6.428%, 12/18/35                                    5,000          5,205
                                                                   --------
                                                                     10,989
                                                                   --------
Z-BOND (B) - 0.9%
GE Capital Mortgage Services
   Series 1994-6 Class A9
   6.500%, 09/25/22                                    2,068          2,123
                                                                   --------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES                       13,112
                                                                   --------
PREFERRED STOCK - 0.2%
Public Storage Series F                               14,600            395
                                                                   --------
TOTAL PREFERRED STOCK                                                   395
                                                                   --------
RELATED PARTY MONEY MARKET FUND - 0.2%
First American Prime Obligations Fund (C)            466,897            467
                                                                   --------
TOTAL RELATED PARTY MONEY MARKET FUND                                   467
                                                                   --------
TOTAL INVESTMENTS - 95.9%
   (Cost $215,067)                                                  216,922
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET: (D) - 4.1%                         9,344
                                                                   --------

CORPORATE BOND FUND (CONCLUDED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital                                                  $252,189
Undistributed net investment income                                     226
Accumulated net realized loss on investments                        (28,004)
Net unrealized appreciation of investments                            1,855
                                                                   --------
TOTAL NET ASSETS - 100.0%                                          $226,266
                                                                   --------
CLASS A:
Net asset value and redemption price per
 share (net assets of $9,820,143 and
 981,215 shares of capital stock issued
 and outstanding) (H)                                              $  10.01
Maximum sales charge of 4.25% (E)                                      0.44
                                                                   --------
Offering price per share                                           $  10.45
                                                                   --------
CLASS B:
Net asset value and offering price per
 share (F) (net assets of $22,607,801 and
 2,266,065 shares of capital stock
 issued and outstanding) (H)                                       $   9.98
                                                                   --------
CLASS C:
Net asset value per share (F) (net assets
 of $5,208,666 and 522,284 shares of
 capital stock issued and outstanding) (H)                         $   9.97
Maximum sales charge of 1.00% (G)                                      0.10
                                                                   --------
Offering price per share                                           $  10.07
                                                                   --------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $3,236,975 and 323,453 shares of
 capital stock issued and outstanding) (H)                         $  10.01
                                                                   --------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $185,392,260 and 18,532,315 shares of
 capital stock issued and outstanding) (H)                         $  10.00
                                                                   --------

(A)Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B)Z-Bond - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate disclosed represents current yield based upon the cost basis and estimated future cash flows.

(C)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as an Advisor for this fund. See also the notes to the financial statements.

(D)Other assets and liabilities representing greater than five percent of total net assets include the following (000):

     Collateral for securities loaned, at value   $17,961
     Payable upon return of securities loaned     (17,961)

(E)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(F)Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(G)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

(H)$0.0001 par value - 2 billion authorized

CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
HLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TIPS - Treasury Inflation Protection Security

The accompanying notes are an integral part of the financial statements.


(44     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STRATEGIC INCOME FUND

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
HIGH YIELD CORPORATE SECURITIES - 43.0%
CONSUMER GOODS - 1.3%
Agrilink Foods,
   Callable 11/01/03 @ 105.938
   11.875%, 11/01/08                                $    500       $    475
Canandaigua Brands,
   Callable 03/01/04 @ 104.250
   8.500%, 03/01/09                                      500            505
Playtex Family Products,
   Callable 06/01/06 @ 104.688
   9.375%, 06/01/11                                      500            505
Sealy Mattress Series B,
   Callable 12/15/02 @ 105.437 (D)
   12.241%, 12/15/07                                     500            395
Simmons,
   Callable 03/15/04 @ 105.125
   10.250%, 03/15/09                                     500            440
                                                                   --------
                                                                      2,320
                                                                   --------
ENERGY - 3.7%
Eott Energy Partners,
   Callable 10/01/04 @ 105.500
   11.000%, 10/01/09                                   1,000          1,050
Ocean Energy Series B,
   Callable 07/15/02 @ 104.438
   8.875%, 07/15/07                                    1,000          1,041
Parker Drilling,
   Callable 11/15/06 @ 104.870
   9.750%, 11/15/06                                    1,000            930
Petroplus Funding,
   Callable 10/15/05 @ 105.250 (C) (E) (F)
   10.500%, 10/15/10                                   2,750          2,629
Pogo Producing Series B,
   Callable 05/15/02 @ 104.375
   8.750%, 05/15/07                                      500            500
Vintage Petroleum,
   Callable 02/01/02 @ 104.313
   8.625%, 02/01/09                                      500            510
                                                                   --------
                                                                      6,660
                                                                   --------
FINANCE - 3.9%
BBVA Bancomer Capital Trust,
   Callable 02/16/06 @ 100.000 (C) (F)
   10.500%, 02/16/11                                   1,450          1,544
Cellco Finance,
   Callable 08/01/02 @ 107.500 (F)
   15.000%, 08/01/05                                  EU 900            616
Finova Group
   7.500%, 11/15/09                                    1,000            400
Golden State Holdings
   7.125%, 08/01/05                                    1,000          1,017
Sovereign Bancorp
   10.500%, 11/15/06                                   1,000          1,087
United Rentals Series B,
   Callable 01/15/04 @ 104.625
   9.250%, 01/15/09                                    1,000            900
Yell Finance BV,
   Callable 08/01/06 @ 105.370 (C)
   10.750%, 08/01/11                                   1,000            990
Yell Finance BV,
   Callable 08/01/06 @ 106.750 (C) (D)
   11.500%, 08/01/11                                   1,000            490
                                                                   --------
                                                                      7,044
                                                                   --------

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
MANUFACTURING - 5.6%
Aftermarket Technology,
   Callable 11/23/01 @ 102.000 (E)
   12.000%, 08/01/04                                $    412       $    399
AK Steel,
   Callable 12/15/01 @ 104.560
   9.125%, 12/15/06                                    1,000            985
American Standard
   7.375%, 02/01/08                                    1,000            980
Amkor Technologies,
   Callable 05/01/03 @ 104.625
   9.250%, 05/01/06                                      500            405
Applied Extrusion Tech,
   Callable 07/01/06 @ 105.370 (E)
   10.750%, 07/01/11                                     500            500
Buckeye Technologies,
   Callable 09/15/02 @ 103.080
   9.250%, 09/15/08                                    1,000            980
Collins & Aikman Products,
   Callable 11/23/01@ 105.750
   11.500%, 04/15/06                                     425            378
Diamond Brands Operating,
   Callable 04/15/03 @ 105.063 (B)
   10.125%, 04/15/08                                      50              7
D.R. Horton
   8.375%, 06/15/04                                    1,000            950
Glenoit,
   Callable 04/15/02 @ 105.500 (B) (C)
   11.000%, 04/15/07                                     100              2
Huntsman,
   Callable 07/01/02 @ 104.750 (E)
   9.500%, 07/01/07                                      800            224
Lear Series B
   8.110%, 05/15/09                                    1,000            987
Lyondell Chemical,
   Callable 05/01/04 @ 105.440
   10.875%, 05/01/09                                   1,000            830
Polymer Group Series B,
   Callable 03/01/03 @ 104.375
   8.750%, 03/01/08                                      500            188
Schuler Homes
   9.375%, 07/15/09                                    1,000            940
Sequa
   9.000%, 08/01/09                                    1,000            800
Telecommunications Techniques,
   Callable 05/15/03 @ 104.875
   9.750%, 05/15/08                                      725            508
                                                                   --------
                                                                     10,063
                                                                   --------
SERVICE - 16.1%
Acme Television Series B,
   Callable 09/30/01@ 105.438 (C) (D)
   10.875%, 09/30/04                                     500            440
Adelphia Communications Series B
   9.875%, 03/01/07                                    1,000            913
Allied Waste North America Series B,
   Callable 08/01/04 @ 105.000
   10.000%, 08/01/09                                   1,000          1,000
AMFM Operating,
   Callable 01/15/02 @ 106.313
   12.625%, 10/31/06                                      80             86
Autonation (C)
   9.000%, 08/01/08                                    1,000            950


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     45)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
Charter Communications Holdings,
   Callable 01/15/05 @ 105.875 (D)
   11.750%, 01/15/10                                $  2,000       $  1,260
Crown Castle International,
   Callable 05/15/04 @ 105.187 (D)
   10.649%, 05/15/11                                     625            363
   Callable 08/01/04 @ 105.625 (D)
   11.250%, 08/01/11                                     700            406
CSC Holdings,
   Callable 11/01/01 @ 103.100
   9.250%, 11/01/05                                      550            556
   Callable 02/15/03 @ 104.800
   9.875%, 02/15/13                                      750            780
Dominos Series B,
   Callable 01/15/04 @ 105.188
   10.375%, 01/15/09                                     600            603
Echostar DBS,
   Callable 02/01/04 @ 104.688
   9.375%, 02/01/09                                    1,000            980
Fisher Scientific International,
   Callable 02/01/03 @ 104.500
   9.000%, 02/01/08                                      450            450
   Callable 02/01/03 @ 104.500
   9.000%, 02/01/08                                      550            550
Florida Panthers Holdings,
   Callable 04/15/04 @ 104.938
   9.875%, 04/15/09                                    1,000            995
Fox Sports Networks,
   Callable 08/15/02 @ 104.875 (D)
   9.595%, 08/15/07                                      575            529
Grupo Elektra SA,
   Callable 04/01/04 @ 106.000 (F)
   12.000%, 04/01/08                                   4,300          3,978
Hasbro
   7.950%, 03/15/03                                    1,000            955
Healthsouth,
   Callable 10/01/04 @ 105.375 (E)
   10.750%, 10/01/08                                     500            540
Hollinger International Publishing,
   Callable 02/01/02 @ 103.090*
   9.250%, 02/01/06                                      700            644
HMH Properties Series B,
   Callable 08/01/03 @ 103.990
   7.875%, 08/01/08                                    1,025            856
Isle of Capri Casinos,
   Callable 04/15/04 @ 104.375
   8.750%, 04/15/09                                    1,000            890
Lamar Media,
   Callable 09/15/02 @ 104.313
   8.625%, 09/15/07                                      500            498
Mandalay Resort Group Series B
   10.250%, 08/01/07                                   1,000            925
Mohegan Tribal Gaming
   8.125%, 01/01/06                                    1,000          1,000
NTL Series B,
   Callable 04/01/03 @ 104.875 (D)
   10.242%, 04/01/08                                   1,475            502
Pegasus Communications Series B,
   Callable 12/01/02 @ 104.875 (C)
   9.750%, 12/01/06                                      300            255

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
Premier International Foods,
   Callable 09/01/04 @ 106.000
   12.000%, 09/01/09                                $  1,500       $  1,538
Premier Parks,
   Callable 04/01/03 @ 105.000 (D)
   10.000%, 04/01/08                                   1,500          1,151
Sbarro,
   Callable 09/15/04 @ 105.500
   11.000%, 09/15/09                                   1,000            920
Service Corp International
   6.000%, 12/15/05                                    1,000            843
Sinclair Broadcast Group,
   Callable 12/15/02 @ 104.375*
   8.750%, 12/15/07                                    1,000            885
Telewest Communications,
   Callable 11/23/01 @ 100.000 (D)
   11.000%, 10/01/07                                     575            374
Triad Hospital Holdings Series B,
   Callable 05/15/04 @ 105.500
   11.000%, 05/15/09                                     500            540
Tricon Global Restaurant
   7.650%, 05/15/08                                    1,000            968
United Pan-Europe Communication Series B,
   Callable 11/01/04 @ 106.688 (D) (F)
   13.375%, 11/01/09                                     200             13
   Callable 08/01/04 @ 106.250 (D) (F)
   12.500%, 08/01/09                                     800             52
                                                                   --------
                                                                     29,188
                                                                   --------
TRANSPORTATION - 2.8%
CHC Helicopter,
   Callable 07/15/04 @ 105.875
   11.750%, 07/15/07                                EU 2,000          1,924
Gearbulk Holding,
   Callable 12/01/01 @ 101.875
   11.250%, 12/01/04                                     400            404
Mrs Logistica,
   Callable 08/14/02 @ 103.984
   10.625%, 08/15/05                                EU 2,650          2,106
Stena,
   Callable 12/15/01 @ 103.940
   10.500%, 12/15/05                                     150            140
   Callable 06/15/02 @ 104.375
   8.750%, 06/15/07                                      525            431
                                                                   --------
                                                                      5,005
                                                                   --------
UTILITIES - 9.6%
AES
   9.375%, 09/15/10                                    1,000            850
Allegiance Telecom Series B,
   Callable 02/15/03 @ 105.875 (D)
   12.595%, 02/15/08                                   1,000            360
Calpine
   7.625%, 04/15/06                                    1,000            985
CMS Energy
   7.500%, 01/15/09                                    1,000            919
Global Crossing Holdings,
   Callable 11/01/04 @ 104.750
   9.500%, 11/15/09                                    1,000            420

The accompanying notes are an integral part of the financial statements.


(46     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
Innova S de R.L.,
   Callable 04/01/02 @ 106.438 (F)
   12.875%, 04/01/07                                $  2,500       $  2,150
Jazztel,
   Callable 04/01/04 @ 107.000
   14.000%, 04/01/09                                EU 2,000            539
Level 3 Communications,
   Callable 12/01/03 @ 105.250 (D)
   10.993%, 12/01/08                                   2,000            500
Maxcom Telecommunications (D)
   13.750%, 04/01/07                                   2,000            440
McLeodusa,
   Callable 03/01/02 @ 105.250 (D)
   8.054%, 03/01/07                                    1,000            260
Millicom International Cellular,
   Callable 06/01/02 @ 104.500 (D)
   13.500%, 06/01/06                                     625            428
Netia Holdings Series B,
   Callable 11/01/02 @ 105.625 (B)
   15.076%, 11/01/07                                   2,600            156
Nextel Communications,
   Callable 02/15/03 @ 104.975 (C) (D)
   11.455%, 02/15/08                                   1,400            728
Nextel International,
   Callable 04/15/03 @ 106.063 (D)
   12.348%, 04/15/08                                      75             11
Nextlink Communications,
   Callable 01/15/03 @ 104.72 (D)
   9.450%, 04/15/08                                      775             78
   Callable 06/01/04 @ 106.125 (D)
   12.250%, 06/01/09                                     800             64
Nuevo Grupo Iusacell
   14.250%, 12/01/06                                   2,000          1,990
Partner Communications Series DTC,
   Callable 08/15/05 @ 106.500
   13.000%, 08/15/10                                   2,100          1,785
PG&E National Energy
   10.375%, 05/16/11 (E)                                 500            535
Satelites Mexicanos Series B,
   Callable 02/01/02 @ 105.063 (F)
   10.125%, 11/01/04                                   2,500          1,525
VersaTel Telecom International,
   Callable 07/15/04 @ 105.937 (F)
   11.875%, 07/15/09                                   1,200            276
   Callable 07/15/04 @ 105.937 (F)
   11.875%, 07/15/09                                EU 1,000            218
Viatel,
   Callable 04/15/03 @ 105.625
   11.250%, 04/15/08                                      75             --
Voicestream Wireless,
   Callable 11/15/04 @ 105.938 (D)
   10.875%, 11/15/09                                   1,000            830
Western Resources
   6.250%, 08/15/03                                    1,000            973
Williams Communications,
   Callable 10/01/04 @ 105.438
   10.875%, 10/01/09                                   1,000            415
                                                                   --------
                                                                     17,435
                                                                   --------
TOTAL HIGH YIELD CORPORATE SECURITIES                                77,715
                                                                   --------

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE SECURITIES - 7.5%
ENERGY - 0.6%
Enron
   8.375%, 05/23/05                                 $  1,000       $  1,092
                                                                   --------
FINANCE - 3.1%
Cit Group
   5.500%, 02/15/04                                    1,000          1,026
Capital One Bank
   6.700%, 05/15/08                                      750            689
GATX Capital
   8.250%, 09/01/03                                      750            724
Heller Financial
   6.375%, 03/15/06                                    1,000          1,056
Lehman Brothers Holdings
   7.375%, 05/15/04                                    1,000          1,067
MBNA America Bank
   7.750%, 09/15/05                                    1,000          1,061
                                                                   --------
                                                                      5,623
                                                                   --------
MANUFACTURING - 0.5%
Ford Motor Credit
   5.800%, 01/12/09                                    1,000            937
                                                                   --------
SERVICE - 1.5%
Comcast Cable Communications
   7.125%, 06/15/13                                      500            518
Motorola
   6.750%, 02/01/06                                      750            731
Royal Caribbean Cruises
   8.125%, 07/28/04                                      750            630
Lowe's
   8.250%, 06/01/10                                      750            847
                                                                   --------
                                                                      2,726
                                                                   --------
TRANSPORTATION - 1.2%
Boeing
   8.100%, 11/15/06                                      500            558
Continental Airlines Series 99-2
   7.056%, 09/15/09                                    1,000            971
Northwest Airlines Series 991A
   6.810%, 02/01/20                                      705            662
                                                                   --------
                                                                      2,191
                                                                   --------
UTILITY - 0.6%
Sprint Capital
   5.700%, 11/15/03                                    1,000          1,022
                                                                   --------
TOTAL CORPORATE SECURITIES                                           13,591
                                                                   --------
FOREIGN GOVERNMENT BONDS - 17.8%
BRAZIL - 3.9%
Republic of Brazil (F)
   8.000%, 04/15/14                                    1,786          1,201
   14.500%, 10/15/09                                   3,000          2,820
   12.250%, 03/06/30                                   2,850          2,058
   Callable 08/17/15 @ 100.000
   11.000%, 08/17/40                                   1,534          1,002
                                                                   --------
                                                                      7,081
                                                                   --------
BULGARIA - 0.6%
Bulgaria Government,
   Callable 01/28/02 @ 100.000 (C) (F)
   6.313%, 07/28/11                                    1,485          1,146
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     47)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
COLOMBIA - 1.1%
Republic of Colombia (F)
   11.750%, 02/25/20                                $  2,100       $  2,000
                                                                   --------
DOMINICAN REPUBLIC - 2.2%
Dominican Republic (F) (G)
   6.000%, 08/30/24                                    2,000          1,578
   9.500%, 09/27/06                                    2,500          2,485
                                                                   --------
                                                                      4,063
                                                                   --------
ECUADOR - 1.5%
Republic of Ecuador,
   Callable 05/15/02 @ 100.000 (F)
   12.000%, 11/15/12                                EU 4,125          2,671
                                                                   --------
PHILIPPINES - 1.2%
Philippines Republic (C) (F)
   9.875%, 01/15/19                                    2,500          2,091
                                                                   --------
POLAND - 1.0%
Poland Government Sovereign Bond Series 0604
   10.000%, 06/12/04                                   8,250          1,821
                                                                   --------
RUSSIA - 5.3%
Russian Federation (F)
   5.000%, 03/31/30                                    1,500            678
   8.250%, 03/31/10                                    5,300          4,016
   12.750%, 06/24/28                                   5,050          4,939
                                                                   --------
                                                                      9,633
                                                                   --------
SOUTH AFRICA - 1.0%
Republic of South Africa Series 157
   13.500%, 09/15/15                               ZR 13,000          1,742
                                                                   --------
TOTAL FOREIGN GOVERNMENT BONDS                                       32,248
                                                                   --------
CMO - PRIVATE MORTGAGE-BACKED SECURITIES - 2.9%
FIXED RATE - 2.0%
Advanta Mortgage Loan Trust
   Series 1998-2 Class - A12
   6.330%, 08/25/19                                    1,000          1,027
Countrywide Mortgage Backed Securities
   Series 1993-B Class A4
   6.750%, 11/25/23                                      938            943
HSBC Mortgage Loan Trust
   Series 2000-HSB1 Class A3,
   Callable 07/15/04 @ 100.000
   7.110%, 12/16/30                                    1,000          1,019
Wells Fargo Mortgage Backed Securities
   Series 2000-1 Class 2A1,
   Callable 07/25/12 @ 100.000
   7.000%, 05/25/30                                      695            724
                                                                   --------
                                                                      3,713
                                                                   --------

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
Z BONDS (H) - 0.9%
GE Capital Mortgage Services
   Series 1994-6 Class A9
   6.500%, 09/25/22                                 $  1,515       $  1,555
                                                                   --------
TOTAL CMO - PRIVATE MORTGAGE-BACKED SECURITIES                        5,268
                                                                   --------
CMO - U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 3.6%
FIXED RATE - 3.6%
FHLMC Series 2126 Class C
   6.000%, 02/15/29                                    1,500          1,336
FNMA Series 1993-50 Class PY
   5.500%, 10/25/22                                    2,000          2,014
FNMA Series 1999-11 Class C
   5.500%, 10/25/12                                    2,000          1,950
FNMA Series G93-1 Class H
   6.700%, 02/25/21                                      323            327
FNMA Series #1993-22
   4.092%, 11/25/13                                      964            960
                                                                   --------
TOTAL CMO - U.S. GOVERNMENT AGENCY
 MORTGAGE-BACKED SECURITIES                                           6,587
                                                                   --------
U.S. GOVERNMENT AGENCY MORTAGE-BACKED
 SECURITIES - 12.4%
FIXED RATE - 12.4%
FHLMC
   7.000%, 07/15/05                                      250            276
FHLMC Gold Pool #C18204
   7.500%, 11/01/28                                      761            792
FHLMC Gold Pool #E65045
   7.500%, 08/01/11                                      378            397
FHLMC Gold Pool #E69977
   5.500%, 04/01/13                                      874            881
FNMA Pool #367977
   6.500%, 02/01/04                                      482            492
FNMA Pool #109031
   6.695%, 08/01/05                                    2,000          2,132
FNMA Pool #381517
   5.950%, 04/01/07                                    1,500          1,559
FNMA Pool #326580
   8.000%, 03/01/08                                      351            367
FNMA Pool #380781
   5.805%, 10/01/08                                    1,184          1,219
FNMA Pool #380791
   5.850%, 10/01/08                                      965            995
FNMA Pool #380859
   6.095%, 12/01/08                                      969          1,010
FNMA Pool #329569
   6.000%, 03/01/11                                      427            440
FNMA Pool #313386
   7.000%, 03/01/12                                      913            954
FNMA Pool #250113
   9.000%, 07/01/24                                      180            194
FNMA Pool # 339839
   6.000%, 03/01/26                                      581            585
FNMA Pool #252334
   6.500%, 02/01/29                                    1,249          1,264
FNMA Pool #323681
   7.000%, 04/01/29                                    1,480          1,531
FNMA Pool #323702
   6.000%, 05/01/29                                    1,379          1,382

The accompanying notes are an integral part of the financial statements.


(48     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
FNMA Pool #535006
   7.000%, 11/01/14                                 $  1,463       $  1,523
FNMA Pool #535143
   7.500%, 02/01/30                                      675            702
FNMA Pool #535256
   6.000%, 12/01/13                                    1,590          1,623
FNMA (I)
   6.000%, 09/01/16                                    2,000          2,031
GNMA Pool #160376
   9.000%, 06/15/16                                       41             44
                                                                   --------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES              22,393
                                                                   --------
U.S. GOVERNMENT & AGENCY SECURITIES - 4.8%
U.S. AGENCY DEBENTURES - 1.1%
FNMA
   6.250%, 05/15/29                                    2,000          2,018
                                                                   --------
U.S. TREASURY SECURITIES - 3.7%
U.S. Treasury Bonds
   5.875%, 11/15/04                                      500            536
   7.500%, 11/15/16                                    1,000          1,230
   8.500%, 02/15/20                                    1,000          1,361
   6.250%, 8/15/23                                     1,000          1,100
   5.250%, 11/15/28                                      250            242
   6.125%, 8/15/29                                     2,000          2,182
                                                                   --------
                                                                      6,651
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                             8,669
                                                                   --------
ASSET-BACKED SECURITIES - 4.5%
AUTOMOBILES - 1.2%
Capital One Auto Finance Trust
   Series 2001-A Class A4
   5.400%, 05/15/08                                    1,000          1,040
GMAC Commercial Mortgage Securities
   Series 1998-C2 Class A2
   6.420%, 8/15/08                                     1,000          1,051
                                                                   --------
                                                                      2,091
                                                                   --------
CREDIT CARDS - 0.6%
MBNA Master Credit Card Trust
   Series 1999-1 Class A
   6.350%, 12/15/06                                    1,000          1,061
                                                                   --------
HOME EQUITY - 1.0%
Mellon Residential Funding
   Series 2001-HEIL-1 Class A3 (C)
   5.945%, 02/25/11                                    1,000          1,033
The Money Store Equity Trust
   Series 1994-A Class A4,
   Callable 02/15/04 @ 100.000
   6.275%, 12/15/22                                      717            737
                                                                   --------
                                                                      1,770
                                                                   --------

STRATEGIC INCOME FUND (CONTINUED)

DESCRIPTION                              PAR (000)(A)/SHARES    VALUE (000)
---------------------------------------------------------------------------
OTHER - 1.7%
Aircraft Finance Trust
   Series 1999-1A Class C,
   Callable 07/15/16 @ 100.000 (D) (C) (E)
   8.000%, 05/15/24                               $    1,000       $    935
Green Tree Financial
   Series 1998-1 Class A1
   6.040%, 11/01/29                                      978          1,000
Morgan Stanley Capital Investments
   Series 1999-RMI Class A2
   6.710%, 12/15/31                                    1,000          1,065
                                                                   --------
                                                                      3,000
                                                                   --------
TOTAL ASSET-BACKED SECURITIES                                         7,922
                                                                   --------
PREFERRED STOCK - 0.3%
UNITED STATES - 0.3%
Nebco Evans Holdings PIK* (B)                            300             --
Nextel Communications PIK Series D*                       73             39
Pegasus Communications PIK Series A*                 152,116            116
Primedia Series D*                                     3,000            120
Primedia Series F*                                     2,350            101
Primedia Series H*                                     2,150             86
Sinclair Capital                                         750             67
                                                                   --------
TOTAL PREFERRED STOCK                                                   529
                                                                   --------
WARRANTS - 0.0%
UNITED STATES - 0.0%
AT&T Canada, Expires 08/15/07*                           100             10
Electronic Retailing Systems International,
 Expires 02/01/04*                                        75             --
Enitel, Expires 04/03/05*                              1,000             --
Maxcom Telecommunications, Expires 04/01/07*           2,000             --
Sterling Chemical Holdings, Expires 08/15/08*            100             --
UIH Australia Pacific, Expires 05/15/06* (E)             150             --
                                                                   --------
TOTAL WARRANTS                                                           10
                                                                   --------
RIGHTS - 0.0%
United Mexican States VRR*
   0.000%, 06/30/03                                    5,383             29
                                                                   --------
TOTAL RIGHTS                                                             29
                                                                   --------
RELATED PARTY MONEY MARKET FUND - 2.1%
First American Prime Obligations Fund (J)          3,849,028          3,849
                                                                   --------
TOTAL RELATED PARTY MONEY MARKET FUND                                 3,849
                                                                   --------
TOTAL INVESTMENTS - 98.9%
   (Cost $195,007)                                                  178,810
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET: - 1.1%                             2,017
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     49)

STATEMENTS OF NET ASSETS September 30, 2001

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital                                                  $224,909
Undistributed net investment income                                      60
Accumulated net realized loss on investments                        (27,946)
Net unrealized depreciation of investments                          (16,197)
Net unrealized appreciation of forward
 foreign currency contracts, foreign
 currency and translation of other assets
 and liabilities in foreign currency                                      1
                                                                   --------
TOTAL NET ASSETS - 100.0%                                          $180,827
                                                                   --------
CLASS A:
Net asset value and redemption price per
 share (net assets of $19,014,344 and
 2,270,485 shares of capital stock issued
 and outstanding) (N)                                              $   8.37
Maximum sales charge of 4.25% (K)                                      0.37
                                                                   --------
Offering price per share                                           $   8.74
                                                                   --------
CLASS B:
Net asset value and offering price per
 share (L) (net assets of $2,426,230 and
 290,755 shares of capital stock issued
 and outstanding) (N)                                              $   8.35
                                                                   --------
CLASS C:
Net asset value per share (L) (net assets
 of $4,240,198 and 508,018 shares of
 capital stock issued and outstanding)                             $   8.35
Maximum sales charge of 1.00% (M)                                      0.08
                                                                   --------
Offering price per share                                           $   8.43
                                                                   --------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $10 and 1 shares of capital stock
 issued and outstanding) (N)                                       $   8.38
                                                                   --------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $155,145,944 and 18,515,459 shares of
 capital stock issued and outstanding) (N)                         $   8.38
                                                                   --------

STRATEGIC INCOME FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------------
*Non-income producing security.

(A)In U.S. dollars unless otherwise indicated.

(B)Security currently in default.

(C)Securities considered illiquid or restricted, see the notes to the financial statements.

(D)Delayed Interest (Step-Bonds) - Represents securities that remain zero-coupon securities until a predetermined data at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rates disclosed represent current yields at September 30, 2001, based upon the estimated timing and amount of future interest and principal payments.

(E)Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors, except as noted.

(F)Represents a foreign high yield (non-investment grade) bond. On September 30, 2001, the total market value of these investments was $41,686 or 23% of net assets.

(G)Variable Rate Security - The rate disclosed is the rate in effect as of September 30, 2001.

(H)Z-Bond - Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate disclosed represents current yield based upon the cost basis and estimated future cash flows.

(I)On September 30, 2001, the total cost of investments purchased on a when issued basis was (000) $2,024.

(J)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as Advisor for this Fund. See also the notes to the financial statements.

(K)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(L)Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(M)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

(N)$0.0001 par value - 2 billion authorized

EU - Euro
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
HF - Hungarian Forint
PIK - Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
VRR - Value Recovery Right
ZR - South African Rand

The accompanying notes are an integral part of the financial statements.


(50     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

HIGH YIELD BOND FUND

DESCRIPTION                                    PAR (000) (A)    VALUE (000)
---------------------------------------------------------------------------
CORPORATE BONDS - 61.9%
CONSUMER GOODS - 3.6%
Simmons,
   Callable 03/15/04 @ 105.130
   10.250%, 03/15/09                                $    500       $    440
                                                                   --------
ENERGY - 3.8%
Parker Drilling,
   Callable 11/26/01 @ 104.870
   9.750%, 11/15/06                                      500            465
                                                                   --------
FINANCE - 6.0%
Finova Group
   7.500%, 11/15/09                                      500            200
Sovereign Bancorp
   10.500%, 11/15/06                                     500            535
                                                                   --------
                                                                        735
                                                                   --------
MANUFACTURING - 3.8%
Schuler Homes,
   Callable 07/15/05 @ 104.690 (A)
   9.375%, 07/15/09                                      500            470
                                                                   --------
SERVICES - 29.2%
Allied Waste North America,
   Callable 08/01/04 @ 105.000
   10.000%, 08/01/09                                     500            500
Charter Communications Holdings,
   Callable 01/15/05 @ 105.870 (B)
   11.750%, 01/15/10                                     500            315
Healthsouth,
   Callable 10/01/04 @ 105.370
   10.750%, 10/01/08                                   1,000          1,080
Mandalay Resort
   10.250%, 08/01/07                                     500            463
Sbarro,
   Callable 09/15/04 @ 105.500
   11.000%, 09/15/09                                     500            460
Service International
   6.000%, 12/15/05                                      500            421
Time Warner Telecom LLC,
   Callable 7/15/03 @ 104.870
   9.750%, 07/15/08                                      500            345
                                                                   --------
                                                                      3,584
                                                                   --------
UTILITIES - 15.5%
AES
   9.375%, 09/15/10                                      500            425
Calpine
   8.500%, 02/15/11                                      500            485
Crown Castle,
   Callable 08/01/05 @ 105.380
   10.750%, 08/01/11                                     500            465
Global Crossing Holdings,
   Callable 11/01/04 @ 104.750
   9.500%, 11/15/09                                      500            210
Nextel Communications,
   Callable 11/15/04 @ 104.690
   9.375%, 11/15/09                                      500            310
                                                                   --------
                                                                      1,895
                                                                   --------
TOTAL CORPORATE BONDS                                                 7,589
                                                                   --------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                                 PAR (000)/SHARES    VALUE (000)
---------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES - 35.0%
U.S. TREASURY SECURITIES - 35.0%
U.S. Treasury Notes
   5.500%, 05/15/09                               $    1,500       $  1,603
   5.750%, 11/15/05                                    2,500          2,689
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES                             4,292
                                                                   --------
RELATED PARTY MONEY MARKET FUND - 8.9%
First American Prime Obligations Fund (C)          1,096,485          1,096
                                                                   --------
TOTAL RELATED PARTY MONEY MARKET FUND                                 1,096
                                                                   --------
TOTAL INVESTMENTS - 105.8%
   (Cost $13,757)                                                    12,977
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET: - (5.8%)                            (719)
                                                                   --------
NET ASSETS:
Portfolio Capital                                                    13,065
Undistributed net investment income                                       3
Accumulated net realized loss on investments                            (30)
Net unrealized depreciation of investments                             (780)
                                                                   --------
TOTAL NET ASSETS - 100.0%                                          $ 12,258
                                                                   --------
CLASS A:
Net asset value and redemption price per
 share (net assets of $161,422 and
 17,354 shares of capital stock issued
 and outstanding) (G)                                              $   9.30
Maximum sales charge of 4.25% (D)                                      0.41
                                                                   --------
Offering price per share                                           $   9.71
                                                                   --------
CLASS B:
Net asset value and offering price per
 share (E) (net assets of $40,015 and
 4,299 shares of capital stock issued and
 outstanding) (G)                                                  $   9.31
                                                                   --------
CLASS C:
Net asset value per share (E) (net assets
 of $3,748,732 and 402,640 shares of
 capital stock issued and outstanding) (G)                         $   9.31
Maximum sales charge of 1.00% (F)                                      0.09
                                                                   --------
Offering price per share                                           $   9.40
                                                                   --------
CLASS S:
Net asset value, offering price and
 redemption price per share (net assets
 of $10 and 1 shares of capital stock
 issued and outstanding) (G)                                       $   9.30
                                                                   --------
CLASS Y:
Net asset value, offering price and
 redemption price per share (net assets
 of $8,308,189 and 892,004 shares of
 capital stock issued and outstanding) (G)                         $   9.31
                                                                   --------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     51)

STATEMENTS OF NET ASSETS September 30, 2001

HIGH YIELD BOND FUND (CONCLUDED)

DESCRIPTION
--------------------------------------------------------------------------------
(A)Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B)Delayed Interest (Step-Bonds) - Represents securities that remain zero-coupon securities until a predetermined data at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rates disclosed represent current yields at September 30, 2001, based upon the estimated timing and amount of future interest and principal payments.

(C)This money market fund is advised by U.S. Bancorp Piper Jaffray Asset Management who also serves as Advisor for this Fund. See also the notes to the financial statements.

(D)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(E)Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements

(F)The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

(G)$0.0001 par value - 2 billion authorized

The accompanying notes are an integral part of the financial statements.


(52     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                 (This page has been left blank intentionally.)

STATEMENTS OF OPERATIONS in thousands

                                                            SHORT TERM        INTERMEDIATE TERM  FIXED INCOME
                                                             BOND FUND                BOND FUND          FUND
                                                            ----------   ----------------------  ------------
                                                               10/1/00      11/1/00     11/1/99       10/1/00
                                                                    to           to          to            to
                                                               9/30/01      9/30/01    10/31/00       9/30/01
                                                            ----------   ----------   ---------  ------------
INVESTMENT INCOME:
Interest                                                      $ 11,942     $ 30,063     $ 26,781     $ 86,709
Dividends                                                           --           --           --           --
Less: foreign taxes withheld                                        --           --           --           --
Securities lending                                                  19          126           --          566
Other Income                                                        --           --           --           --
----------------------------------------------------------    --------     --------     --------     --------
TOTAL INVESTMENT INCOME                                         11,961       30,189       26,781       87,275
==========================================================    ========     ========     ========     ========
EXPENSES:
Investment advisory fees                                         1,264        2,340        1,944        9,467
Administrator fees                                                 204          677          541        1,526
Transfer agent fees                                                260           93           62          333
Custodian fees                                                      54           48           54          405
Directors' fees                                                      2            1            8           14
Registration fees                                                    4           49           42           14
Professional fees                                                    5           48           44           41
Printing                                                            11           25           13           81
Distribution and service fees -- Class A                           125           71           76          280
Distribution and service fees -- Class B                            --            3            3          124
Distribution and service fees -- Class C                            --           --           --           26
Distribution and shareholder servicing fees -- Class S              --            1           --            1
Distribution and service fees -- Class Y                            --           --           --           --
Other                                                                2            6            8           19
----------------------------------------------------------    --------     --------     --------     --------
TOTAL EXPENSES                                                   1,931        3,362        2,795       12,331
==========================================================    ========     ========     ========     ========
Less: Waiver of expenses                                          (994)        (489)        (500)      (2,418)
----------------------------------------------------------    --------     --------     --------     --------
TOTAL NET EXPENSES                                                 937        2,873        2,295        9,913
==========================================================    ========     ========     ========     ========
INVESTMENT INCOME - NET                                         11,024       27,316       24,486       77,362
==========================================================    ========     ========     ========     ========
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized gain (loss) on investments                          2,094        2,860           26       16,716
Net realized loss on forward foreign currency contracts
 and foreign currency transactions                                  --           --           --           --
Net change in unrealized appreciation or depreciation
 of investments                                                  5,010       26,021        1,534       70,958
Net change in unrealized appreciation or depreciation
 of forward foreign currency contracts, foreign
 currency and translation of other assets and liabilities
 denominated in foreign currency                                    --           --           --           --
----------------------------------------------------------    --------     --------     --------     --------
NET GAIN (LOSS) ON INVESTMENTS                                   7,104       28,881        1,560       87,674
==========================================================    ========     ========     ========     ========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                              $ 18,128     $ 56,197     $ 26,046     $165,036
==========================================================    ========     ========     ========     ========

(1)Commencement of operations.


The accompanying notes are an integral part of the financial statements.

(54     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

      BOND IMMDEX(TM)           U.S. GOVERNMENT    CORPORATE    STRATEGIC   HIGH YIELD
                 FUND           SECURITIES FUND    BOND FUND  INCOME FUND    BOND FUND
---------------------    ----------------------   ----------  -----------  -----------
  11/1/00     11/1/99      11/1/00      11/1/99      10/1/00      10/1/00   8/30/01(1)
       to          to           to           to           to           to           to
  9/30/01    10/31/00      9/30/01     10/31/00      9/30/01      9/30/01      9/30/01
---------   ---------    ---------    ---------   ----------  -----------  -----------

$ 40,062     $ 37,244     $ 11,478     $  3,865     $  7,809     $ 22,228     $     65
      --           --           --           --           --           28           --
      --           --           --           --           --          (50)          --
     237           --           --           --           22           --           --
       9           --            2            2           --           41           --
--------     --------     --------     --------     --------     --------     --------
  40,308       37,244       11,480        3,867        7,831       22,247           65
========     ========     ========     ========     ========     ========     ========

   1,848        1,593        1,083          273          711        1,593            6
     852          712          299          137          113          255            1
     180           85           66           30           84          127            1
      56           69           28           30           30           72           --
       1            9            8            2            1            4           --
      72           31           20           10            3           12            1
      54           46           80            4            2            5           --
      67           38           21           18            7           14           --
     194          217           15           11            5           53           --
      46           24           15            2           13           18           --
      --           --           --           --           21           20            2
       7           --           19           19           --           --           --
      --           --           --          151           --           --           --
       8           11            4            8            3            2            1
--------     --------     --------     --------     --------     --------     --------
   3,385        2,835        1,658          695          993        2,175           12
========     ========     ========     ========     ========     ========     ========
    (177)         (14)        (264)        (218)        (445)         (37)          (2)
--------     --------     --------     --------     --------     --------     --------
   3,208        2,821        1,394          477          548        2,138           10
========     ========     ========     ========     ========     ========     ========
  37,100       34,423       10,086        3,390        7,283       20,109           55
========     ========     ========     ========     ========     ========     ========



   1,370        2,419          955         (680)       3,358       (6,944)         (30)

      --           --           --           --           --         (864)          --

  38,145          148       10,717        1,015        1,601       (4,637)        (780)



      --           --           --           --           --           27           --
--------     --------     --------     --------     --------     --------     --------
  39,515        2,567       11,672          335        4,959      (12,418)        (810)
========     ========     ========     ========     ========     ========     ========

$ 76,615     $ 36,990     $ 21,758     $  3,725     $ 12,242     $  7,691     $   (755)
========     ========     ========     ========     ========     ========     ========


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     55)

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                                                                SHORT TERM
                                                                                                                 BOND FUND
                                                                                                    ----------------------
                                                                                                       10/1/00     10/1/99
                                                                                                            to          to
                                                                                                       9/30/01     9/30/00
                                                                                                    ----------  ----------
OPERATIONS:
Investment income - net                                                                               $ 11,024    $  9,728
Net realized gain (loss) on investments                                                                  2,094        (965)
Net realized gain (loss) on forward foreign currency contracts and foreign currency                         --          --
  transactions
Net change in unrealized appreciation or depreciation of investments                                     5,010       1,545
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign
 currency, and translation of other assets and liabilities denominated in foreign currency                  --          --
----------------------------------------------------------------------------------------------------  --------    --------
Net increase (decrease) in net assets resulting from operations                                         18,128      10,308
----------------------------------------------------------------------------------------------------  --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                                               (5,226)     (3,039)
  Class B                                                                                                   --          --
  Class C                                                                                                   --          --
  Class S                                                                                                   --          --
  Class Y                                                                                               (6,095)     (6,167)
Net realized gain on investments:
  Class A                                                                                                   --          --
  Class B                                                                                                   --          --
  Class C                                                                                                   --          --
  Class S                                                                                                   --          --
  Class Y                                                                                                   --          --
----------------------------------------------------------------------------------------------------  --------    --------
Total distributions                                                                                    (11,321)     (9,206)
----------------------------------------------------------------------------------------------------  --------    --------
CAPITAL SHARE TRANSACTIONS (1):
Class A:
  Proceeds from sales                                                                                   17,897       2,397
  Reinvestment of distributions                                                                          3,209       1,759
  Payments for redemptions                                                                             (22,302)    (15,468)
  Shares issued in connection with the acquisition of Fund net assets                                   50,335      86,234
----------------------------------------------------------------------------------------------------  --------    --------
Increase (decrease) in net assets from Class A transactions                                             49,139      74,922
----------------------------------------------------------------------------------------------------  --------    --------
Class B:
  Proceeds from sales                                                                                       --          --
  Reinvestment of distributions                                                                             --          --
  Payments for redemptions                                                                                  --          --
  Shares issued in connection with the acquisition of Fund net assets                                       --          --
----------------------------------------------------------------------------------------------------  --------    --------
Increase (decrease) in net assets from Class B transactions                                                 --          --
----------------------------------------------------------------------------------------------------  --------    --------
Class C:
  Proceeds from sales                                                                                       --          --
  Reinvestment of distributions                                                                             --          --
  Payments for redemptions                                                                                  --          --
  Shares issued in connection with the acquisition of Fund net assets                                       --          --
----------------------------------------------------------------------------------------------------  --------    --------
Increase (decrease) in net assets from Class C transactions                                                 --          --
----------------------------------------------------------------------------------------------------  --------    --------
Class S:
  Proceeds from sales                                                                                       42          --
  Reinvestment of distributions                                                                             --          --
  Payments for redemptions                                                                                  --          --
  Shares issued in connection with the acquisition of Fund net assets                                      318          --
----------------------------------------------------------------------------------------------------  --------    --------
Increase (decrease) in net assets from Class S transactions                                                360          --
----------------------------------------------------------------------------------------------------  --------    --------
Class Y:
  Proceeds from sales                                                                                   32,174      24,674
  Reinvestment of distributions                                                                          2,005       1,978
  Payments for redemptions                                                                             (32,407)    (54,862)
  Shares issued in connection with the acquisition of Fund net assets                                  179,621         430
----------------------------------------------------------------------------------------------------  --------    --------
Increase (decrease) in net assets from Class Y transactions                                            181,393     (27,780)
----------------------------------------------------------------------------------------------------  --------    --------
Increase (decrease) in net assets from capital share transactions                                      230,892      47,142
----------------------------------------------------------------------------------------------------  --------    --------
Total increase (decrease) in net assets                                                                237,699      48,244
NET ASSETS AT BEGINNING OF PERIOD                                                                      173,084     124,840
====================================================================================================  ========    ========
NET ASSETS AT END OF PERIOD                                                                           $410,783    $173,084
====================================================================================================  ========    ========
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                                      $    233    $    558
====================================================================================================  ========    ========

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                                                  INTERMEDIATE TERM
                                                                                                                          BOND FUND
                                                                                                    -------------------------------
                                                                                                      11/1/00    11/1/99    11/1/98
                                                                                                           to         to         to
                                                                                                      9/30/01   10/31/00   10/31/99
                                                                                                    ---------  ---------  ---------
OPERATIONS:
Investment income - net                                                                              $ 27,316   $ 24,486   $ 18,045
Net realized gain (loss) on investments                                                                 2,860         26       (230)
Net realized gain (loss) on forward foreign currency contracts and foreign currency                        --         --         --
  transactions
Net change in unrealized appreciation or depreciation of investments                                   26,021      1,534     11,981
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign
 currency, and translation of other assets and liabilities denominated in foreign currency                 --         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Net increase (decrease) in net assets resulting from operations                                        56,197     26,046      5,834
---------------------------------------------------------------------------------------------------- --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                                              (1,521)    (1,806)    (1,821)
  Class B                                                                                                 (16)       (15)        (5)
  Class C                                                                                                  --         --         --
  Class S                                                                                                 (13)        --         --
  Class Y                                                                                             (25,016)   (22,569)   (16,154)
Net realized gain on investments:
  Class A                                                                                                 (59)        --        (30)
  Class B                                                                                                  --         --         --
  Class C                                                                                                  --         --         --
  Class S                                                                                                  (1)        --         --
  Class Y                                                                                                (963)        --       (271)
---------------------------------------------------------------------------------------------------- --------   --------   --------
Total distributions                                                                                   (27,589)   (24,390)   (18,281)
---------------------------------------------------------------------------------------------------- --------   --------   --------
CAPITAL SHARE TRANSACTIONS (1):
Class A:
  Proceeds from sales                                                                                  13,049      2,820     11,144
  Reinvestment of distributions                                                                         1,044      1,235      1,312
  Payments for redemptions                                                                            (12,241)   (10,422)    (6,903)
  Shares issued in connection with the acquisition of Fund net assets                                  30,157         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Increase (decrease) in net assets from Class A transactions                                            32,009     (6,367)     5,553
---------------------------------------------------------------------------------------------------- --------   --------   --------
Class B:
  Proceeds from sales                                                                                     513        160        298
  Reinvestment of distributions                                                                            14         14          5
  Payments for redemptions                                                                               (834)       (86)       (92)
  Shares issued in connection with the acquisition of Fund net assets                                      --         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Increase (decrease) in net assets from Class B transactions                                              (307)        88        211
---------------------------------------------------------------------------------------------------- --------   --------   --------
Class C:
  Proceeds from sales                                                                                      --         --         --
  Reinvestment of distributions                                                                            --         --         --
  Payments for redemptions                                                                                 --         --         --
  Shares issued in connection with the acquisition of Fund net assets                                      --         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Increase (decrease) in net assets from Class C transactions                                                --         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Class S:
  Proceeds from sales                                                                                     936         --         --
  Reinvestment of distributions                                                                             4         --         --
  Payments for redemptions                                                                               (268)        --         --
  Shares issued in connection with the acquisition of Fund net assets                                      40         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Increase (decrease) in net assets from Class S transactions                                               712         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Class Y:
  Proceeds from sales                                                                                 174,027    207,558     59,956
  Reinvestment of distributions                                                                         9,421     10,534      9,542
  Payments for redemptions                                                                           (125,820)   (95,065)   (65,622)
  Shares issued in connection with the acquisition of Fund net assets                                 385,558         --         --
---------------------------------------------------------------------------------------------------- --------   --------   --------
Increase (decrease) in net assets from Class Y transactions                                           443,186    123,027      3,876
---------------------------------------------------------------------------------------------------- --------   --------   --------
Increase (decrease) in net assets from capital share transactions                                     475,600    116,748      9,640
---------------------------------------------------------------------------------------------------- --------   --------   --------
Total increase (decrease) in net assets                                                               504,208    118,404      2,807
NET ASSETS AT BEGINNING OF PERIOD                                                                     436,436    318,032    320,539
==================================================================================================== ========   ========   ========
NET ASSETS AT END OF PERIOD                                                                          $940,644   $436,436   $318,032
==================================================================================================== ========   ========   ========
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                                     $    678   $    316   $    220
==================================================================================================== ========   ========   ========

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                                                          FIXED
                                                                                                                    INCOME FUND
                                                                                                      -------------------------
                                                                                                          10/1/00       10/1/99
                                                                                                               to            to
                                                                                                          9/30/01       9/30/00
                                                                                                      -----------   -----------
OPERATIONS:
Investment income - net                                                                                $   77,362    $   83,394
Net realized gain (loss) on investments                                                                    16,716        (9,783)
Net realized gain (loss) on forward foreign currency contracts and foreign currency                            --            --
  transactions
Net change in unrealized appreciation or depreciation of investments                                       70,958        15,397
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign
 currency, and translation of other assets and liabilities denominated in foreign currency                     --            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Net increase (decrease) in net assets resulting from operations                                           165,036        89,008
----------------------------------------------------------------------------------------------------   ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                                                  (6,267)       (6,839)
  Class B                                                                                                    (614)         (641)
  Class C                                                                                                    (133)          (28)
  Class S                                                                                                      --            --
  Class Y                                                                                                 (70,917)      (75,402)
Net realized gain on investments:
  Class A                                                                                                      --            --
  Class B                                                                                                      --            --
  Class C                                                                                                      --            --
  Class S                                                                                                      --            --
  Class Y                                                                                                      --            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Total distributions                                                                                       (77,931)      (82,910)
----------------------------------------------------------------------------------------------------   ----------    ----------
CAPITAL SHARE TRANSACTIONS (1):
Class A:
  Proceeds from sales                                                                                      55,451        38,076
  Reinvestment of distributions                                                                             4,403         4,779
  Payments for redemptions                                                                                (62,537)      (69,558)
  Shares issued in connection with the acquisition of Fund net assets                                       4,428            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Increase (decrease) in net assets from Class A transactions                                                 1,745       (26,703)
----------------------------------------------------------------------------------------------------   ----------    ----------
Class B:
  Proceeds from sales                                                                                       4,411         1,910
  Reinvestment of distributions                                                                               560           546
  Payments for redemptions                                                                                 (2,941)       (5,561)
  Shares issued in connection with the acquisition of Fund net assets                                         747            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Increase (decrease) in net assets from Class B transactions                                                 2,777        (3,105)
----------------------------------------------------------------------------------------------------   ----------    ----------
Class C:
  Proceeds from sales                                                                                       6,606           268
  Reinvestment of distributions                                                                               128            20
  Payments for redemptions                                                                                   (327)         (437)
  Shares issued in connection with the acquisition of Fund net assets                                          --            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Increase (decrease) in net assets from Class C transactions                                                 6,407          (149)
----------------------------------------------------------------------------------------------------   ----------    ----------
Class S:
  Proceeds from sales                                                                                          25            --
  Reinvestment of distributions                                                                                --            --
  Payments for redemptions                                                                                 (1,017)           --
  Shares issued in connection with the acquisition of Fund net assets                                      35,747            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Increase (decrease) in net assets from Class S transactions                                                34,755            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Class Y:
  Proceeds from sales                                                                                     260,210       357,222
  Reinvestment of distributions                                                                            22,061        23,873
  Payments for redemptions                                                                               (532,835)     (327,080)
  Shares issued in connection with the acquisition of Fund net assets                                     240,387            --
----------------------------------------------------------------------------------------------------   ----------    ----------
Increase (decrease) in net assets from Class Y transactions                                               (10,177)       54,015
----------------------------------------------------------------------------------------------------   ----------    ----------
Increase (decrease) in net assets from capital share transactions                                          35,507        24,058
----------------------------------------------------------------------------------------------------   ----------    ----------
Total increase (decrease) in net assets                                                                   122,612        30,156
NET ASSETS AT BEGINNING OF PERIOD                                                                       1,422,547     1,392,391
====================================================================================================   ==========    ==========
NET ASSETS AT END OF PERIOD                                                                            $1,545,159    $1,422,547
====================================================================================================   ==========    ==========
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                                       $      444    $    1,012
====================================================================================================   ==========    ==========

(1)See Note 4 in Notes to Financial Statements for additional information.

(2)Commencement of operations.


The accompanying notes are an integral part of the financial statements.

(56     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                  BOND IMMDEX(TM)                      U.S. GOVERNMENT               CORPORATE             STRATEGIC  HIGH YIELD
                             FUND                      SECURITIES FUND               BOND FUND           INCOME FUND   BOND FUND
---------------------------------   ----------------------------------   ---------------------  --------------------  ----------
 11/1/00     11/1/99      11/1/98    11/1/00      11/1/99      11/1/98     10/1/00   2/1/00(2)   10/1/00     10/1/99  8/30/01(2)
      to          to           to         to           to           to          to          to        to          to          to
 9/30/01    10/31/00     10/31/99    9/30/01     10/31/00     10/31/99     9/30/01     9/30/00   9/30/01     9/30/00     9/30/01
--------   ---------    ---------   --------    ---------    ---------   ---------   ---------  --------   ---------  ----------

$ 37,100    $ 34,423     $ 31,584    $ 10,086    $  3,390     $  5,768    $  7,283    $  3,291  $ 20,109    $ 20,421    $     55
   1,370       2,419          (54)        955        (680)        (400)      3,358         282    (6,944)     (3,432)        (30)
      --          --           --          --       1,015           --          --          --      (864)     (2,751)         --
  38,145         148      (30,858)     10,717          --       (3,562)      1,601         322    (4,637)       (558)       (780)

      --          --           --          --          --           --          --          --        27         (28)         --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
  76,615      36,990          672      21,758       3,725        1,806      12,242       3,895     7,691      13,652        (755)
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------


  (4,367)     (5,390)      (5,786)       (280)       (192)        (252)       (125)        (28)   (1,700)     (1,808)         --
    (232)       (135)         (44)        (60)         (8)         (11)        (49)         (1)     (134)        (77)         --
      --          --           --          --          --           --        (137)         (3)     (159)        (88)        (11)
    (154)         --           --        (403)       (334)        (319)         --          --        --          --          --
 (31,349)    (28,861)     (25,677)     (8,980)     (2,856)      (5,186)     (6,828)     (3,176)  (16,584)    (16,557)        (40)

    (328)         --           --          --          --           --        (114)         --        --          --          --
     (11)         --           --          --          --           --         (44)         --        --          --          --
      --          --           --          --          --           --        (162)         --        --          --          --
      --          --           --          --          --           --          --          --        --          --          --
  (1,937)         --           --          --          --           --      (3,110)         --        --          --          --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
 (38,378)    (34,386)     (31,507)     (9,723)     (3,390)      (5,768)    (10,569)     (3,208)  (18,577)    (18,530)        (51)
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------


  23,583       8,490       27,886       2,445          49        1,212       3,580         806     7,346       1,888         164
   3,585       4,433        5,101         212         168          205         203          27     1,002         788          --
 (26,444)    (26,710)     (26,725)     (1,514)     (1,219)      (1,271)       (881)        (66)   (9,827)     (8,259)         --
      --          --           --       3,253          --           --       6,191          --        --          --          --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
     724     (13,787)       6,262       4,396      (1,002)         146       9,093         767    (1,479)     (5,583)        164
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------

   5,681       1,718        2,003         622           8          152       1,384         103     1,831         846          41
     201         114           38          53           8           10          85           1        96          50          --
    (341)     (1,051)        (128)       (243)       (158)         (20)       (189)         (2)     (766)       (258)         --
      --          --           --       1,089          --           --      21,085          --        --          --          --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
   5,541         781       (1,913)      1,521        (142)         142      22,365         102     1,161         638          41
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------

      46          --           --         105          --           --       5,864         139     3,737         474       4,742
      --          --           --          --          --           --         292           2       148          71          11
      --          --           --          --          --           --        (922)         --      (669)       (334)       (812)
      --          --           --          --          --           --          --          --        --          --          --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
      46          --           --         105          --           --       5,234         141     3,216         211       3,941
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------

  11,078          --           --      16,077       2,581        4,881       1,220          --        --          --          --
     137          --           --         403         370          308          --          --        --          --          --
  (1,083)         --           --      (3,041)     (6,384)      (2,522)         (3)         --        --          --          --
      --          --           --          --          --           --       1,997          --        --          --          --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
  10,132          --           --      13,439      (3,433)       2,667       3,214          --        --          --          --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------

 254,487     188,018      161,261      26,544      18,386       26,458      54,358      90,427    45,150      82,437       8,879
  18,990      19,999       19,616       1,868         286        1,725       1,307         130     3,722       3,762          39
(138,642)   (154,741)    (205,542)    (56,078)    (37,574)     (45,843)    (59,758)     (1,247) (122,166)    (28,758)         --
      --          --           --     146,216          --           --      97,773          --        --          --          --
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
 134,835      53,276      (24,665)    118,550     (18,902)     (17,660)     93,680      89,310   (73,294)     57,441       8,918
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
 151,278      40,270       16,490     138,011     (23,479)     (14,705)    133,586      90,320   (70,396)     52,707      13,064
--------    --------     --------    --------    --------     --------    --------    --------  --------    --------    --------
 189,515      42,874       47,325     150,046     (23,144)     (18,667)    135,259      91,007   (81,282)     47,829      12,258
 562,275     519,401      566,726      62,824      85,968      104,635      91,007          --   262,109     214,280          --
========    ========     ========    ========    ========     ========    ========    ========  ========    ========    ========
$751,790    $562,275     $519,041    $212,870    $ 62,824     $ 85,968    $226,266    $ 91,007  $180,827    $262,109    $ 12,258
========    ========     ========    ========    ========     ========    ========    ========  ========    ========    ========
$  1,308    $    413     $    377    $    794    $    409     $    377    $    226    $     83  $     60    $   (608)   $      3
========    ========     ========    ========    ========     ========    ========    ========  ========    ========    ========


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     57)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated.

                                               REALIZED AND
                      NET ASSET                  UNREALIZED     DIVIDENDS
                          VALUE          NET       GAINS OR      FROM NET   DISTRIBUTIONS
                      BEGINNING   INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                      OF PERIOD       INCOME    INVESTMENTS        INCOME   CAPITAL GAINS
                     ----------   ----------   ------------    ----------   -------------
SHORT TERM BOND FUND(B)
Class A
 2001(5)               $  9.91      $  0.61        $  0.40       $ (0.65)       $    --
 2000                     9.86         0.58           0.02         (0.55)            --
 1999                    10.04         0.52          (0.18)        (0.52)            --
 1998                     9.94         0.53           0.10         (0.53)            --
 1997                     9.91         0.56           0.03         (0.56)            --
Class S
 2001(1)(5)            $ 10.25      $  0.01        $  0.01       $    --        $    --
Class Y
 2001(5)               $  9.91      $  0.63        $  0.39       $ (0.66)       $    --
 2000                     9.87         0.59           0.01         (0.56)            --
 1999                    10.04         0.52          (0.17)        (0.52)            --
 1998                     9.94         0.53           0.10         (0.53)            --
 1997                     9.91         0.56           0.03         (0.56)            --
-------                -------      -------        -------       -------        -------
INTERMEDIATE TERM BOND FUND(C)
Class A
 2001(4)(5)            $  9.70      $  0.54        $  0.55       $ (0.51)       $ (0.02)
 2000                     9.68         0.58           0.02         (0.58)            --
 1999                    10.07         0.54          (0.37)        (0.54)         (0.01)
 1998                     9.88         0.55           0.18         (0.55)            --
 1997                     9.77         0.56           0.12         (0.56)            --
Class S
 2001(2)(5)            $  9.78      $  0.48        $  0.53       $ (0.51)       $ (0.02)
Class Y
 2001(4)(5)            $  9.68      $  0.56        $  0.54       $ (0.53)       $ (0.02)
 2000                     9.66         0.60           0.02         (0.60)            --
 1999                    10.04         0.56          (0.37)        (0.56)         (0.01)
 1998                     9.86         0.56           0.18         (0.56)            --
 1997                     9.74         0.57           0.11         (0.57)            --
-------                -------      -------        -------       -------        -------
FIXED INCOME FUND
Class A
 2001(5)               $ 10.69      $  0.61        $  0.69       $ (0.62)       $    --
 2000                    10.65         0.61           0.04         (0.61)            --
 1999                    11.69         0.59          (0.89)        (0.59)         (0.15)
 1998                    10.97         0.57           0.73         (0.57)         (0.01)
 1997                    10.77         0.59           0.27         (0.59)         (0.07)
Class B
 2001(5)               $ 10.63      $  0.52        $  0.68       $ (0.54)       $    --
 2000                    10.58         0.53           0.05         (0.53)            --
 1999                    11.63         0.51          (0.90)        (0.51)         (0.15)
 1998                    10.91         0.49           0.73         (0.49)         (0.01)
 1997                    10.72         0.51           0.26         (0.51)         (0.07)
Class C
 2001(5)               $ 10.66      $  0.52        $  0.70       $ (0.54)       $    --
 2000                    10.64         0.52           0.04         (0.54)            --
 1999(3)                 11.33         0.38          (0.69)        (0.38)            --
Class S
 2001(1)(5)            $ 11.28      $  0.01        $  0.08       $    --        $    --
Class Y
 2001(5)               $ 10.69      $  0.63        $  0.70       $ (0.65)       $    --
 2000                    10.65         0.63           0.04         (0.63)            --
 1999                    11.69         0.61          (0.89)        (0.61)         (0.15)
 1998                    10.96         0.60           0.74         (0.60)         (0.01)
 1997                    10.76         0.62           0.27         (0.62)         (0.07)
-------                -------      -------        -------       -------        -------

(A)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been reduced.
(B)Effective September 24, 2001, the name of the Limited Term Income Fund was changed to Short Term Bond Fund.
(C)The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Class A shares, Class Y shares and Class I shares. The assets of Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class Y shares, and Class I shares of the Firstar Intermediate Bond Fund were exchanged for Class A shares, Class S shares, and Class Y shares of Intermediate Term Bond Fund, respectively. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.
(1)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.
(2)Class S shares have been offered since November 27, 2000. All ratios for the period have been annualized, except total return.
(3)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return.
(4)Effective in 2001, the Fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return.
(5)Per share data calculated using average shares outstanding method.


The accompanying notes are an integral part of the financial statements.

(58     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                                                                                        RATIO OF NET
                                                                             RATIO OF     INVESTMENT
                                                          RATIO OF NET    EXPENSES TO      INCOME TO
 NET ASSET                                    RATIO OF      INVESTMENT        AVERAGE        AVERAGE
     VALUE                    NET ASSETS   EXPENSES TO       INCOME TO     NET ASSETS     NET ASSETS   PORTFOLIO
    END OF         TOTAL          END OF       AVERAGE         AVERAGE     (EXCLUDING     (EXCLUDING    TURNOVER
    PERIOD    RETURN (A)    PERIOD (000)    NET ASSETS      NET ASSETS       WAIVERS)       WAIVERS)        RATE
----------    ----------    ------------   -----------    ------------    -----------   ------------   ---------


 $  10.27        10.48%      $  133,177         0.60%           6.04%          1.15%          5.49%          69%
     9.91         6.30           80,992         0.60            6.12           1.13           5.59           95
     9.86         3.43            5,318         0.60            5.16           1.12           4.64           65
    10.04         6.55            5,036         0.60            5.33           1.12           4.81          112
     9.94         6.09            7,152         0.60            5.61           1.15           5.06          147

 $  10.27         0.20%      $      362         1.20%           6.37%          1.80%          5.77%          69%

 $  10.27        10.64%      $  277,244         0.46%           6.24%          1.02%          5.68%          69%
     9.91         6.29           92,092         0.51            5.94           0.98           5.47           95
     9.87         3.53          119,522         0.60            5.15           0.87           4.88           65
    10.04         6.55          173,136         0.60            5.33           0.87           5.06          112
     9.94         6.09          184,368         0.60            5.60           0.90           5.30          147
 --------        -----       ----------         ----            ----           ----           ----          ---


 $  10.26        11.46%      $   61,225         0.85%           5.62%          0.96%          5.51%          30%
     9.70         6.41            7,431         0.82            6.08           0.95           5.95           18
     9.68         1.66            3,779         0.81            5.47           0.95           5.33           64
    10.07         7.57           29,550         0.75            5.50           0.96           5.29           27
     9.88         7.09           20,691         0.75            5.71           0.98           5.48           41

 $  10.26        10.58%      $      724         0.84%           5.41%          0.95%          5.30%          30%

 $  10.23        11.61%      $  878,695         0.60%           5.83%          0.70%          5.73%          30%
     9.68         6.67          408,708         0.57            6.33           0.70           6.20           18
     9.66         1.91          284,047         0.56            5.71           0.70           5.57           64
    10.04         7.83          291,289         0.50            5.75           0.71           5.54           27
     9.86         7.36          254,521         0.50            5.96           0.73           5.73           41
 --------        -----       ----------         ----            ----           ----           ----          ---


 $  11.37        12.50%      $  119,067         0.95%           5.50%          1.13%          5.32%          81%
    10.69         6.33          110,490         0.95            5.76           1.14           5.57           54
    10.65        (2.67)         137,133         0.95            5.29           1.14           5.10           90
    11.69        12.29          205,237         0.95            5.10           1.11           4.94          147
    10.97         8.26            8,535         0.95            5.44           1.13           5.26          130

 $  11.29        11.59%      $   15,071         1.70%           4.75%          1.88%          4.57%          81%
    10.63         5.70           11,550         1.70            5.02           1.89           4.83           54
    10.58        (3.48)          14,639         1.70            4.53           1.89           4.34           90
    11.63        11.54           17,242         1.70            4.35           1.86           4.19          147
    10.91         7.40           15,253         1.70            4.68           1.88           4.50          130

 $  11.34        11.68%      $    7,148         1.70%           4.65%          1.88%          4.47%          81%
    10.66         5.50              566         1.70            5.02           1.89           4.83           54
    10.64        (2.75)             719         1.35            5.09           1.89           4.55           90

 $  11.37         0.80%      $   35,062         1.58%           6.36%          1.76%          6.18%          81%

 $  11.37        12.76%      $1,368,812         0.70%           5.76%          0.88%          5.58%          81%
    10.69         6.59        1,299,941         0.70            6.03           0.89           5.84           54
    10.65        (2.44)       1,239,900         0.70            5.57           0.89           5.38           90
    11.69        12.66        1,210,661         0.70            5.35           0.86           5.19          147
    10.96         8.54          705,719         0.70            5.71           0.88           5.53          130
 --------        -----       ----------         ----            ----           ----           ----          ---


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     59)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated.

                                                     REALIZED AND
                            NET ASSET                  UNREALIZED     DIVIDENDS
                                VALUE          NET       GAINS OR      FROM NET   DISTRIBUTIONS
                            BEGINNING   INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                            OF PERIOD       INCOME    INVESTMENTS        INCOME   CAPITAL GAINS
                           ----------   ----------   ------------    ----------   -------------
BOND IMMDEX(TM) FUND(B)
Class A
 2001(5)(4)                 $  27.49      $  1.51        $  1.73       $ (1.47)       $ (0.11)
 2000(4)                       27.36         1.71           0.13         (1.71)            --
 1999(4)                       29.01         1.64          (1.66)        (1.63)            --
 1998                          28.16         1.64           0.85         (1.64)            --
 1997(4)                       27.54         1.66           0.64         (1.68)            --
Class B
 2001(5)(4)                 $  27.49      $  1.32        $  1.72       $ (1.29)       $ (0.11)
 2000                          27.36         1.53           0.13         (1.53)            --
 1999(1)(4)                    28.34         0.92          (0.91)        (0.99)            --
Class C
 2001(2)(5)(4)              $  28.94      $  0.07        $  0.14       $    --        $    --
Class S
 2001(3)(5)(4)              $  27.88      $  1.31        $  1.29       $ (1.33)       $    --
Class Y
 2001(5)(4)                 $  27.51      $  1.58        $  1.72       $ (1.53)       $ (0.11)
 2000                          27.37         1.94           0.13         (1.93)            --
 1999                          29.02         1.70          (1.65)        (1.70)            --
 1998                          28.16         1.72           0.85         (1.71)            --
 1997                          27.55         1.75           0.61         (1.75)            --
-------                     --------      -------        -------       -------        -------
U.S. GOVERNMENT SECURITIES FUND(C)
Class A
 2001(5)(4)                 $  10.44      $  0.51        $  0.60       $ (0.54)       $    --
 2000(6)                       10.34         0.53           0.08         (0.51)            --
 1999                          10.74         0.54          (0.40)        (0.54)            --
 1998                          10.62         0.57           0.12         (0.57)            --
 1997                          10.67         0.60          (0.07)        (0.58)            --
Class B
 2001(5)(4)                 $  10.45      $  0.43        $  0.62       $ (0.47)       $    --
 2000(6)                       10.36         0.45           0.08         (0.44)            --
 1999                          10.74         0.47          (0.38)        (0.47)            --
 1998                          10.61         0.50           0.13         (0.50)            --
 1997                          10.66         0.51          (0.05)        (0.51)            --
Class C
 2001(2)(5)(4)              $  10.98      $  0.05        $ (0.03)      $    --        $    --
Class S
 2001(5)(4)                 $  10.40      $  0.62        $  0.49       $ (0.54)       $    --
 2000(6)                       10.31         0.53           0.07         (0.51)            --
 1999                          10.70         0.53          (0.38)        (0.54)            --
 1998                          10.58         0.57           0.12         (0.57)            --
 1997                          10.64         0.56          (0.04)        (0.58)            --
Class Y
 2001(5)(4)                 $  10.44      $  0.53        $  0.60       $ (0.56)       $    --
 2000{6}                       10.34         0.55           0.08         (0.53)            --
 1999                          10.74         0.58          (0.41)        (0.57)            --
 1998                          10.62         0.60           0.12         (0.60)            --
 1997                          10.67         0.61          (0.05)        (0.61)            --
-------                     --------      -------        -------       -------        -------

(A)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been reduced.
(B)The financial highlights for Bond IMMDEX(TM) Fund as set forth herein include the historical financial highlights of the Firstar Bond IMMDEX(TM) Fund Class A shares, Class B shares, Class Y shares and Class I shares. The assets of the Firstar Bond IMMDEX(TM) Fund were acquired by Bond IMMDEX(TM) Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class B shares, Class Y shares and Class I shares of the Firstar Bond IMMDEX(TM) Fund were exchanged for Class A shares, Class B shares, Class S shares and Class Y shares of Bond IMMDEX(TM) Fund, respectively.
(C)The financial highlights for the U.S. Government Securities Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Class A shares, Class B shares, Class Y shares and Class I shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Securities Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class B shares, Class Y shares and Class I shares of the Firstar U.S. Government Securities Fund were exchanged for Class A shares, Class B shares, Class S shares and Class Y shares of U.S. Government Securities Fund, respectively.
(1)Class B shares have been offered since March 1, 1999. All ratios for the period have been annualized, except total return.
(2)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return.
(3)Class S shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return.
(4)Per share data calculated using average shares outstanding method.
(5)Effective in 2001, the Fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return.
(6)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return.


The accompanying notes are an integral part of the financial statements.

(60     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                                                                                       RATIO OF NET
                                                                            RATIO OF     INVESTMENT
                                                         RATIO OF NET    EXPENSES TO      INCOME TO
 NET ASSET                                    RATIO OF     INVESTMENT        AVERAGE        AVERAGE
     VALUE                   NET ASSETS    EXPENSES TO      INCOME TO     NET ASSETS     NET ASSETS    PORTFOLIO
    END OF         TOTAL         END OF        AVERAGE        AVERAGE     (EXCLUDING     (EXCLUDING     TURNOVER
    PERIOD    RETURN (A)   PERIOD (000)     NET ASSETS     NET ASSETS       WAIVERS)       WAIVERS)         RATE
----------    ----------   ------------    -----------    -----------     ----------   ------------    ---------


 $  29.15        12.09%       $ 87,775          0.73%           5.82%          0.76%          5.79%          16%
    27.49         6.99          82,131          0.74            6.30           0.74           6.30           25
    27.36        (0.05)         95,635          0.72            5.80           0.72           5.80           57
    29.01         9.11          95,301          0.67            5.77           0.67           5.77           20
    28.16         8.68          64,144          0.67            6.08           0.67           6.08           35

 $  29.13        11.32%       $  8,505          1.48%           5.02%          1.52%          4.98%          16%
    27.49         6.22           2,689          1.49            5.55           1.49           5.55           25
    27.36         0.04           1,869          1.49            5.06           1.49           5.06           57

 $  29.15         0.69%       $ 46,666          0.41%           5.06%          0.48%          4.99%          16%

 $  29.15         9.56%       $ 10,330          0.73%           5.64%          0.79%          5.58%          16%

 $  29.17        12.33%       $645,134          0.48%           6.06%          0.51%          6.03%          16%
    27.51         7.29         477,455          0.49            6.55           0.49           6.55           25
    27.37         0.20         421,897          0.47            6.05           0.48           6.05           57
    29.02         9.41         471,425          0.42            6.02           0.49           6.02           20
    28.16         8.90         408,018          0.42            6.33           0.49           6.33           35
 --------        -----        --------          ----            ----           ----           ----           --


 $  11.01        10.88%       $  7,751          1.04%           5.15%          1.19%          5.00%          22%
    10.44         6.05           3,644          1.04            5.36           1.15           5.25           23
    10.34         1.37           4,620          0.98            5.15           1.09           5.04           26
    10.74         6.66           4,664          0.97            5.35           1.07           5.25           55
    10.62         5.20           5,181          0.97            5.56           1.07           5.46          100

 $  11.03        10.25%       $  2,039          1.71%           4.37%          1.86%          4.22%          22%
    10.45         5.27             139          1.74            4.66           1.85           4.55           23
    10.36         0.86             282          1.68            4.47           1.79           4.36           26
    10.74         6.02             149          1.67            4.67           1.77           4.57           55
    10.61         4.47             466          1.67            4.84           1.77           4.74          100

 $  11.00         0.18%       $    105          0.82%           5.26%          1.12%          4.96%          22%

 $  10.97        10.94%       $ 19,092          0.97%           6.52%          1.15%          6.34%          22%
    10.40         5.96           5,145          1.04            5.36           1.15           5.25           23
    10.31         1.45           8,584          0.98            5.17           1.09           5.06           26
    10.70         6.67           6,140          0.97            5.34           1.07           5.24           55
    10.58         5.10           7,049          0.97            5.52           1.07           5.42          100

 $  11.01        11.14%       $183,883          0.71%           5.37%          0.85%          5.23%          22%
    10.44         6.34          53,896          0.74            5.66           1.15           5.25           23
    10.34         1.67          72,483          0.68            5.45           1.09           5.04           26
    10.74         6.98          93,683          0.67            5.64           1.07           5.24           55
    10.62         5.51          72,753          0.67            5.84           1.07           5.44          100
 --------        -----        --------          ----            ----           ----           ----          ---


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     61)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated.

                                                REALIZED AND
                       NET ASSET                  UNREALIZED     DIVIDENDS
                           VALUE          NET       GAINS OR      FROM NET   DISTRIBUTIONS
                       BEGINNING   INVESTMENT    (LOSSES) ON    INVESTMENT            FROM
                       OF PERIOD       INCOME    INVESTMENTS        INCOME   CAPITAL GAINS
                      ----------   ----------   ------------    ----------   -------------
CORPORATE BOND FUND
Class A
 2001(2)               $  10.03      $  0.72        $  0.35       $ (0.73)       $ (0.36)
 2000(6)                  10.00         0.48           0.02         (0.47)            --
Class B
 2001(2)               $  10.02      $  0.66        $  0.32       $ (0.66)       $ (0.36)
 2000(6)                  10.00         0.45           0.01         (0.44)            --
Class C
 2001(2)               $  10.01      $  0.63        $  0.35       $ (0.66)       $ (0.36)
 2000(6)                  10.00         0.45          (0.01)        (0.43)            --
Class S
 2001(1)(2)            $   9.93      $  0.01        $  0.07       $    --        $    --
Class Y
 2001(2)               $  10.03      $  0.75        $  0.33       $ (0.75)       $ (0.36)
 2000(6)                  10.00         0.49           0.02         (0.48)            --
-------                --------      -------        -------       -------        -------
STRATEGIC INCOME FUND
Class A
 2001(2)               $   8.91      $  0.76        $ (0.59)      $ (0.71)       $    --
 2000(2)                   9.09         0.64          (0.15)        (0.67)            --
 1999(2)                   9.27         0.78          (0.25)        (0.71)            --
 1998(3)                  10.00         0.13          (0.75)        (0.11)            --
Class B
 2001(2)               $   8.89      $  0.69        $ (0.58)      $ (0.65)       $    --
 2000(2)                   9.07         0.56          (0.14)        (0.60)            --
 1999(2)                   9.27         0.71          (0.26)        (0.65)            --
 1998(3)                  10.00         0.09          (0.71)        (0.11)            --
Class C
 2001(2)               $   8.90      $  0.69        $ (0.59)      $ (0.65)       $    --
 2000(2)                   9.08         0.59          (0.14)        (0.63)            --
 1999(2)(4)                9.57         0.45          (0.47)        (0.47)            --
Class S
 2001(1)(2)            $   8.40      $    --        $ (0.02)      $    --        $    --
Class Y
 2001(2)               $   8.92      $  0.79        $ (0.59)      $ (0.74)       $    --
 2000(2)                   9.09         0.66          (0.14)        (0.69)            --
 1999(2)                   9.27         0.80          (0.25)        (0.73)            --
 1998(3)                  10.00         0.14          (0.75)        (0.12)            --
-------                --------      -------        -------       -------        -------
HIGH YIELD BOND FUND
Class A
 2001(5)(2)            $  10.00      $  0.02        $ (0.68)      $ (0.04)       $    --
Class B
 2001(5)(2)            $  10.00      $  0.02        $ (0.67)      $ (0.04)       $    --
Class C
 2001(5)(2)            $  10.00      $  0.05        $ (0.70)      $ (0.04)       $    --
Class S
 2001(1)(2)            $   9.48      $  0.01        $ (0.19)      $    --        $    --
Class Y
 2001(5)(2)            $  10.00      $  0.05        $ (0.70)      $ (0.04)       $    --
-------                --------      -------        -------       -------        -------

(A)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been reduced.
(1)Class S shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return.
(2)Per share data calculated using average shares outstanding method.
(3)Commenced operations on July 24, 1998. All ratios for the period have been annualized, except total return.
(4)Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return.
(5)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return.
(6)Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return.


The accompanying notes are an integral part of the financial statements.

(62     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                                                                                        RATIO OF NET
                                                                             RATIO OF     INVESTMENT
                                                          RATIO OF NET    EXPENSES TO      INCOME TO
 NET ASSET                                    RATIO OF      INVESTMENT        AVERAGE        AVERAGE
     VALUE                   NET ASSETS    EXPENSES TO       INCOME TO     NET ASSETS     NET ASSETS   PORTFOLIO
    END OF         TOTAL         END OF        AVERAGE         AVERAGE     (EXCLUDING     (EXCLUDING    TURNOVER
    PERIOD    RETURN (A)   PERIOD (000)     NET ASSETS      NET ASSETS       WAIVERS)       WAIVERS)        RATE
----------    ----------   ------------    -----------    ------------    -----------   ------------   ---------


 $  10.01        10.94%       $  9,820          0.75%           6.95%          1.20%          6.50%         187%
    10.03         5.17             771          0.72            7.52           1.24           7.00          124

 $   9.98        10.06%       $ 22,608          1.65%           6.45%          2.11%          5.99%         187%
    10.02         4.70             103          1.48            6.86           1.99           6.35          124

 $   9.97        10.10%       $  5,209          1.50%           6.07%          1.94%          5.63%         187%
    10.01         4.54             143          1.48            6.79           1.99           6.28          124

 $  10.01         0.81%       $  3,237          0.89%           7.60%          1.36%          7.13%         187%

 $  10.00        11.09%       $185,392          0.51%           7.26%          0.95%          6.82%         187%
    10.03         5.32          89,990          0.48            7.75           0.99           7.24          124
 --------        -----        --------          ----            ----           ----           ----          ---


 $   8.37         1.99%       $ 19,014          1.15%           8.62%          1.17%          8.60%          80%
     8.91         5.56          21,737          1.15            7.08           1.17           7.06           90
     9.09         5.73          27,768          1.15            8.30           1.21           8.24           40
     9.27        (6.17)         40,270          1.15            8.19           1.30           8.04           61

 $   8.35         1.17%       $  2,426          1.90%           7.88%          1.91%          7.87%          80%
     8.89         4.83           1,401          1.90            6.20           1.91           6.19           90
     9.07         4.90             788          1.90            7.56           1.96           7.50           40
     9.27        (6.19)            114          1.90            7.44           2.05           7.29           61

 $   8.35         1.04%       $  4,240          1.91%           7.89%          1.92%          7.88%          80%
     8.90         5.16           1,241          1.65            6.46           1.73           6.38           90
     9.08        (0.28)          1,058          1.55            7.34           1.90           6.99           40

 $   8.38        (0.24)%      $     --          0.00%           0.00%          0.00%          0.00%          80%

 $   8.38         2.12%       $155,146          0.90%           8.89%          0.92%          8.87%          80%
     8.92         5.94         237,730          0.90            7.26           0.91           7.25           90
     9.09         5.96         184,666          0.90            8.56           0.93           8.53           40
     9.27        (6.13)         54,491          0.90            8.44           1.05           8.29           61
 --------        -----        --------          ----            ----           ----           ----          ---

 $   9.30        (6.55)%      $    161          1.10%           6.53%          1.33%          6.30%          53%

 $   9.31        (6.47)%      $     40          1.77%           6.02%          2.02%          5.77%          53%

 $   9.31        (6.50)%      $  3,749          1.94%           5.53%          2.21%          5.26%          53%

 $   9.30        (1.90)%      $     --          0.00%           1.23%          0.00%          1.23%          53%

 $   9.31        (6.47)%      $  8,308          0.96%           6.06%          1.23%          5.79%          53%
 --------        -----        --------          ----            ----           ----           ----          ---


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     63

NOTES TO FINANCIAL STATEMENTS September 30, 2001

1 >  ORGANIZATION

     The First American Short Term Bond Fund (formerly Limited Term Income
     Fund), Intermediate Term Bond Fund, Fixed Income Fund, Bond IMMDEX(TM) Fund, U.S. Government Securities Fund, Corporate Bond Fund, Strategic Income Fund, and High Yield Bond Fund (collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of First American Family of Funds. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Board of Directors to create additional funds in the future.

     FAIF offers Class A, Class B, Class C, Class S, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are sold with a front-end sales charge and may be subject to a contingent deferred sales charge for 18 months. Class S and Class Y shares have no sales charge and are offered only to qualifying institutional investors. Class B and Class C shares are not offered by the Short Term Bond Fund or Intermediate Term Bond Fund.

     The Funds' prospectuses provide descriptions of each Fund's investment objectives, policies, and strategies. All classes of shares in FAIF have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.

2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Security valuations for the Funds' investments are furnished by an independent pricing service that has been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid on a monthly basis.

     Any net realized capital gains on sales of securities for a Fund are distributed to shareholders at least annually.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These


(64     FIRST AMERICAN FUNDS ANNUAL REPORT 2001
     differences are primarily due to losses deferred due to wash sales and foreign currency gains (losses).

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of September 30 and October 31.

     On the Statement of Net Assets the following adjustments were made (000):

                                 ACCUMULATED    UNDISTRIBUTED
                                NET REALIZED   NET INVESTMENT        ADDITIONAL
                                 GAIN (LOSS)           INCOME   PAID-IN CAPITAL
     --------------------------------------------------------------------------
     Bond IMMDEX(TM)                  $ (106)         $   106          $     --
     U.S. Government Securities           19              (19)               --
     Strategic Income                     --               --                --
     Corporate Bond                       --               --                --
     Fixed Income                          1           39,708           (39,710)
     High Yield Bond                      --               --                --
     Intermediate Term Bond           (2,436)             389             2,825
     Short Term Bond                     (24)           6,496            (6,472)
     --------------------------------------------------------------------------

     As of September 30, 2001, the following Funds had capital loss carryforwards (CLC) (000):

                                          POST          CLC
                                       OCTOBER       AMOUNT     EXPIRATION DATE
     --------------------------------------------------------------------------
     Short Term Bond Fund*              $   --      $ 8,335           2002-2008
     Intermediate Term Bond Fund*        1,259       17,585           2002-2008
     Fixed Income Fund*                     --       48,075           2002-2008
     Strategic Income Fund               6,185       21,721           2002-2009
     U.S. Government Securities Fund        --        5,047           2003-2007
     Corporate Bond Fund                     4       28,131           2005-2007
     High Yield Bond Fund                   --           30                2009
     --------------------------------------------------------------------------
     *In accordance with Section 382 of the Internal Revenue Code, utilization of the capital loss carryover is limited in the Fixed Income Fund, Intermediate Term Bond Fund, Strategic Income Fund and Short Term Bond Fund to $20,311,000, $2,720,000, $6,352,310 and $14,032,288, respectively per year.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Strategic Income Fund are maintained in U.S. dollars on the following bases:

     o market value of investment securities, assets, and liabilities at the current rate of exchange; and

     o purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Strategic Income Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Strategic Income Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

     The Strategic Income Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, United States Government securities, or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked to market" daily until the securities are returned.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. At September 30, 2001, Fixed Income Fund and Strategic Income Fund had outstanding when-issued commitments of (000) $76,947 and $2,031, respectively.

     In connection with the ability to purchase securities on a when-issued basis, the Fixed Income, Intermediate Term Income, and Strategic Income Funds may enter into dollar rolls in which the Fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. Dollar rolls are considered a form of leverage. As an inducement to "roll over" its purchase


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     65)

NOTES TO FINANCIAL STATEMENTS September 30, 2001

     commitments, the Fund receives negotiated fees. For the year ended September 30, 2001, the fees earned by each Fund are as follows:

                                                               FEE INCOME EARNED
     ---------------------------------------------------------------------------
     Fixed Income Fund                                             $288,045
     Strategic Income Fund                                           88,734
     ---------------------------------------------------------------------------

     ILLIQUID OR RESTRICTED SECURITIES - As of September 30, 2001, investments in securities in the Strategic Income Fund included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001 was $4,734,000, which represents 2.6% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                          DATES
     SECURITY                                 PAR      ACQUIRED      COST BASIS
     --------------------------------------------------------------------------
     Acme Television                   $  500,000     9/97-3/99      $  410,892
     Aircraft Finance Trust             1,000,000          2/00         917,422
     Autonation                         1,000,000          8/01       1,008,030
     Glenoit                              100,000     3/97-8/97         103,155
     Nextel Communications              1,400,000     2/98-6/99         874,707
     Petroplus Funding                  2,750,000     1/01-2/01       2,776,250
     Yell Finance BV                    1,000,000          7/01       1,000,000
     Yell Finance BV                    1,000,000          7/01         521,330
     --------------------------------------------------------------------------

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >  FEES AND EXPENSES

     ADVISORY FEES - Prior to May 2, 2001, First American Asset Management ("FAAM"), a division of U.S. Bank National Association ("U.S. Bank"), served as investment advisor to Short Term Bond Fund, Fixed Income Fund, Corporate Bond Fund and Strategic Income Fund, and Firstar Investment Research & Management Company LLC ("FIRMCO") served as investment advisor to Intermediate Term Bond Fund, Bond IMMDEX(TM) Fund and U.S. Government Securities Fund. On May 2, 2001, FAAM and FIRMCO combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank. The investment advisory fees paid by each fund did not change as a result of the combination. Pursuant to an investment advisory agreement (the "Agreement"), the Advisor manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets.

     The fee for each Fund is equal to an annual rate as presented below applied to the Fund's average daily net assets.

     --------------------------------------------------------------------------
     Short Term Bond Fund                                                  0.70%
     Intermediate Term Bond Fund                                           0.50
     Fixed Income Fund                                                     0.70
     Bond IMMDEX(TM) Fund                                                  0.30
     U.S. Government Securities Fund                                       0.60
     Corporate Bond Fund                                                   0.70
     Strategic Income Fund                                                 0.70
     High Yield Bond Fund                                                  0.70
     --------------------------------------------------------------------------

     The Advisor voluntarily agreed to waive fees during the current fiscal year so that total fund operating expenses did not exceed expense limitations described in the Funds' prospectuses.

     The Funds may invest in First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF Fund an amount equal to the investment advisory fee earned by FAF related to such investments.

     SUB-ADVISOR FEES - Federated Global Research Corp., a subsidiary of Federated Investors, Inc. serves as sub-advisor to the Strategic Income Fund under an agreement with the Advisor (the "Sub-Advisory Agreement"). For their services under the Sub-Advisory Agreement, they are paid a monthly fee by the Advisor calculated on an annual basis equal to 0.20% of the first $25 million of the Fund's average daily net assets, 0.165% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.13% of the Fund's average daily net assets in excess of $50 million up to $100 million and 0.105% of the Fund's average daily net assets in excess of $100 million.


(66     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

     ADMINISTRATION FEES - Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services, to the Short Term Bond Fund, Fixed Income Fund, Corporate Bond Fund and Strategic Income Fund. Under the arrangement, the Funds are charged an annual rate of 0.12% of each FAIF Fund's average daily net assets, with a minimum annual fee of $50,000. To the extent that aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each FAIF Fund is reduced to 0.105% of its respective share of excess net assets.

     Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of U.S. Bancorp, served as the administrator of the Intermediate Term Bond Fund, Bond IMMDEX(TM) Fund, U.S. Government Securities Fund and High Yield Bond Fund. As administrator FMFS earned a fee at an annual rate of 0.11% of the average daily net assets of the Fund. Fees are computed daily and paid monthly.

     For the funds included in this annual report, the amounts paid to U.S. Bank and FMFS for their respective periods were as follows (000):

                                                        U.S. BANK          FMFS
     --------------------------------------------------------------------------
     Short Term Bond                                       $  197          $ --
     Intermediate Term Bond                                    --           461
     Fixed Income                                           1,472            --
     Bond IMMDEX                                               --           606
     U.S. Government Securities                                --           198
     Corporate Bond                                           110            --
     Strategic Income                                         248            --
     High Yield Bond                                            1            --
     --------------------------------------------------------------------------

     SUB-ADMINISTRATION FEES - Both SEI Investments Mutual Fund Services ("SIMFS") and FMFS provided sub-administration services for the Funds for the year ended September 30, 2001. For these services U.S. Bank compensates SIMFS and FMFS monthly at a rate equal to 0.05% of aggregate average daily net assets of FAIF. In addition, SIMFS also receives 0.015% on assets up to $34.5 billion, 0.0075% on the next $25.5 billion, and 0.005% on the assets over $60 billion for First American Family of Funds. There is a minimum fee of $50,000 per Fund (the oldest 38 funds are excluded). U.S. Bank paid SIMFS $9,211,172, and FMFS $1,182,706 in aggregate from October 1, 2000 through September 30, 2001 for the First American Family of Funds. For the Funds included in this annual report the amounts paid to SIMFS and FMFS for their respective periods were as follows (000):

                                                              SIMFS        FMFS
     --------------------------------------------------------------------------
     Short Term Bond Fund                                      $100         $ 5
     Fixed Income Fund                                          808          17
     Corporate Bond Fund                                         57           3
     Strategic Income Fund                                      133           7
     --------------------------------------------------------------------------

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank served as the custodian for the Short Term Bond Fund, Fixed Income Fund, Corporate Bond Fund, Strategic Income Fund and High Yield Bond Fund. The fee for each Fund is equal to an annual rate of 0.03% of average daily net assets, which is computed daily and paid monthly. Firstar Bank, N.A., an affiliate of U.S. Bancorp, served as custodian to the Intermediate Term Bond Fund, Bond IMMDEX(TM)|pr Fund and U.S. Government Securities Fund. Under the arrangement, the Firstar Funds were charged an annual rate of 0.02% on the first $2 billion of the Firstar Funds' assets, plus 0.015% on the next $2 billion, plus 0.01% on the next $1 billion and 0.005% on assets in excess of $5 billion.

     DISTRIBUTION AND SHAREHOLDER SERVICING FEES - SEI Investments Distribution Co. ("SIDCO") served as the distributor of the Funds for the year ended September 30, 2001. Under the respective distribution plan, each of the Funds pays SIDCO a monthly distribution fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Class A shares, 1.00% of the Class B shares, and 1.00% of the Class C shares, which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class S and Class Y shares.

     FAIF has adopted and entered into a shareholder service plan and agreement with SIDCO. Each fund pays to SIDCO a monthly shareholder servicing fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Class S shares. Under this agreement, SIDCO paid the following amounts to affiliates of U.S. Bank for the year ended September 30, 2001 (000).

                                                      U.S. BANCORP    U.S. BANK
                                                     PIPER JAFFRAY        TRUST
     --------------------------------------------------------------------------
     Short Term Bond Fund                                     $ 29          $ 2
     Fixed Income Fund                                         131           41
     Corporate Bond Fund                                         6            4
     Strategic Income Fund                                      21            2
     --------------------------------------------------------------------------

     Quasar Distributors, LLC ("Quasar"), an affiliate of U.S. Bancorp, served as distributor for the Intermediate Term Bond, Bond IMMDEX(TM) and U.S. Government Securities Funds. Under the respective distribution agreements, the Funds paid Quasar a monthly distribution fee equal to a rate of 0.25% of each Fund's average daily


FIRST AMERICAN FUNDS ANNUAL REPORT 2001     67)

NOTES TO FINANCIAL STATEMENTS September 30, 2001

     net assets of Class A Shares, 1.00% of the Class B Shares and 0.25% of the Class S Shares.

     As of October 1, 2001, Quasar was named as the distributor of all of the FAIF Funds.

     TRANSFER AGENT FEES - U.S. Bank is the transfer agent and dividend disbursement agent of FAIF. As the servicing agent, U.S. Bank was paid $8,602,245 in aggregate for the year ended September 30, 2001 for the First American Family of Funds. FMFS served as the transfer agent to the Intermediate Term Bond Fund, Bond IMMDEX(TM) Fund and U.S. Government Securities Fund. For the period ended September 30, 2001, transfer agent fees paid to U.S. Bank and FMFS for the Funds included in this report were as follows (000):

                                                               SIMFS        FMFS
     ---------------------------------------------------------------------------
     Short Term Bond Fund                                       $ 65        $ --
     Intermediate Term Bond Fund                                  --          76
     Fixed Income Fund                                           158          --
     Bond IMMDEX(TM) Fund                                         --         139
     U.S. Government Securities Fund                              --          56
     Corporate Bond Fund                                           7          --
     Strategic Income Fund                                        33          --
     High Yield Bond Fund                                         --          --
     ---------------------------------------------------------------------------

     OTHER FEES - In addition to the advisory fees, custodian fees, distribution fees, fund accounting fees and administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses.

     For the year ended September 30, 2001, legal fees and expenses were paid to a law firm of which the Assistant Secretaries of the Funds are partners.

     SALES CHARGES - Class B shares are subject to a Contingent Deferred Sales Charge ("CDSC") imposed on redemptions made in Class B shares for the first six years, and automatically convert to Class A shares after eight years. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                                CONTINGENT DEFERRED SALES CHARGE
                                                       AS A PERCENTAGE OF DOLLAR
     YEAR SINCE PURCHASE                                AMOUNT SUBJECT TO CHARGE
     ---------------------------------------------------------------------------
        First                                                    5.00%
        Second                                                   5.00%
        Third                                                    4.00%
        Fourth                                                   3.00%
        Fifth                                                    2.00%
        Sixth                                                    1.00%
        Seventh                                                  0.00%
        Eighth                                                   0.00%
     ---------------------------------------------------------------------------

     Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

     A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first eighteen months.

     The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

     For the year ended September 30, 2001, sales charges for distributing the First American Family of Funds' shares, except Bond IMMDEX, U.S. Government Securities, High Yield Bond and Intermediate Term Bond Funds, were paid to SIDCO.


(68     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

4 >  CAPITAL SHARE TRANSACTIONS

     Capital share transactions for the Funds were as follows (000):

                                                                      SHORT TERM                INTERMEDIATE TERM
                                                                       BOND FUND                        BOND FUND
                                                             -------------------   ------------------------------
                                                              10/1/00    10/1/99    11/1/00    11/1/99    11/1/98
                                                                   to         to         to         to         to
                                                              9/30/01    9/30/00    9/30/01   10/31/00   10/31/99
                                                             --------   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
 Class A:
  Shares issued                                                 1,772        227      1,246        281      1,076
  Shares issued in lieu of cash distributions                     319        179        100        123        128
  Shares redeemed                                              (2,205)    (1,554)    (1,172)    (1,040)      (671)
  Shares issued in connection with the acquisition of Fund
   net assets                                                   4,912      8,781      3,083         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS A TRANSACTIONS                                     4,798      7,633      3,257       (636)       533
===========================================================   =======    =======    =======    =======    =======
 Class B:
  Shares issued                                                    --         --         49         16         29
  Shares issued in lieu of cash distributions                      --         --          2          1         --
  Shares redeemed                                                  --         --        (80)        (9)        (9)
  Shares issued in connection with the acquisition of Fund
   net assets                                                      --         --         --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS B TRANSACTIONS                                        --         --        (29)         1         20
===========================================================   =======    =======    =======    =======    =======
 Class C:
  Shares issued                                                    --         --         --         --         --
  Shares issued in lieu of cash distributions                      --         --         --         --         --
  Shares redeemed                                                  --         --         --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS C TRANSACTIONS                                        --         --         --         --         --
===========================================================   =======    =======    =======    =======    =======
 Class S:
  Shares issued                                                     4         --         95         --         --
  Shares issued in lieu of cash distributions                      --         --         --         --         --
  Shares redeemed                                                  --         --        (25)        --         --
  Shares issued in connection with the acquisition of Fund
   net assets                                                      31         --         --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS S TRANSACTIONS                                        35         --         70         --         --
===========================================================   =======    =======    =======    =======    =======
 Class Y:
  Shares issued                                                 3,179      2,958     16,636     20,711      5,810
  Shares issued in lieu of cash distributions                     199        273        901      1,053        986
  Shares redeemed                                              (3,209)    (8,363)   (12,060)    (9,506)    (6,392)
  Shares issued in connection with the acquisition of Fund
   net assets                                                  17,529         --     39,995         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS Y TRANSACTIONS                                    17,698     (5,132)    45,472     12,258        404
===========================================================   =======    =======    =======    =======    =======
 NET INCREASE (DECREASE) IN CAPITAL SHARES                     22,531     (5,095)    48,770     11,630        957
===========================================================   =======    =======    =======    =======    =======

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    FIXED INCOME                  BOND IMMDEX(TM)
                                                                            FUND                             FUND
                                                            --------------------   ------------------------------
                                                              10/1/00    10/1/99    11/1/00    11/1/99    11/1/98
                                                                   to         to         to         to         to
                                                              9/30/01    9/30/00    9/30/01   10/31/00   10/31/99
                                                             --------   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
 Class A:
  Shares issued                                                 5,029      3,611        827        308        980
  Shares issued in lieu of cash distributions                     400        456        127        163        182
  Shares redeemed                                              (5,682)    (6,608)      (930)      (979)      (951)
  Shares issued in connection with the acquisition of Fund
   net assets                                                     393         --         --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS A TRANSACTIONS                                       140     (2,541)        24       (508)       211
===========================================================   =======    =======    =======    =======    =======
 Class B:
  Shares issued                                                   399        183        199         64         72
  Shares issued in lieu of cash distributions                      51         52          7          4          1
  Shares redeemed                                                (269)      (532)       (12)       (38)        (5)
  Shares issued in connection with the acquisition of Fund
   net assets                                                      67         --         --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS B TRANSACTIONS                                       248       (297)       194         30         68
===========================================================   =======    =======    =======    =======    =======
 Class C:
  Shares issued                                                   596         25          2         --         --
  Shares issued in lieu of cash distributions                      11          2         --         --         --
  Shares redeemed                                                 (30)       (42)        --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS C TRANSACTIONS                                       577        (15)         2         --         --
===========================================================   =======    =======    =======    =======    =======
 Class S:
  Shares issued                                                     2         --        367         --         --
  Shares issued in lieu of cash distributions                      --         --          5         --         --
  Shares redeemed                                                 (90)        --        (38)        --         --
  Shares issued in connection with the acquisition of Fund
   net assets                                                   3,173         --         --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS S TRANSACTIONS                                     3,085         --        354         --         --
===========================================================   =======    =======    =======    =======    =======
 Class Y:
  Shares issued                                                23,592     34,068      8,955      6,901      5,691
  Shares issued in lieu of cash distributions                   2,004      2,278        671        736        698
  Shares redeemed                                             (48,136)   (31,157)    (4,864)    (5,692)    (7,220)
  Shares issued in connection with the acquisition of Fund
   net assets                                                  21,336         --         --         --         --
-----------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS Y TRANSACTIONS                                    (1,204)     5,189      4,762      1,945       (831)
===========================================================   =======    =======    =======    =======    =======
 NET INCREASE (DECREASE) IN CAPITAL SHARES                      2,846      2,336      5,336      1,467       (552)
===========================================================   =======    =======    =======    =======    =======

(1)Commencement of operations.


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     69)

NOTES TO FINANCIAL STATEMENTS September 30, 2001

                                                                       U.S. GOVERNMENT             CORPORATE
                                                                       SECURITIES FUND             BOND FUND
                                                        ------------------------------   -------------------
                                                         11/1/00    11/1/99    11/1/98    10/1/00  2/1/00(1)
                                                              to         to         to         to         to
                                                         9/30/01   10/31/00   10/31/99    9/30/01    9/30/00
                                                        --------   --------   --------   --------  ---------
CAPITAL SHARE TRANSACTIONS:
 Class A:
  Shares issued                                              225          5        114        354         81
  Shares issued in lieu of cash distributions                 20         16         20         14          3
  Shares redeemed                                           (141)      (119)      (121)       (12)        (7)
  Shares issued in connection with the acquisition of
   Fund net assets                                           251         --         --        624         --
------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS A TRANSACTIONS                                  355        (98)        13        980         77
======================================================   =======    =======    =======    =======    =======
 Class B:
  Shares issued                                               58          1         14         50         10
  Shares issued in lieu of cash distributions                  5          1          1          7         --
  Shares redeemed                                            (23)       (16)        (2)       (22)        --
  Shares issued in connection with the acquisition of
   Fund net assets                                           132         --         --      2,131         --
------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS B TRANSACTIONS                                  172        (14)        13      2,266         10
======================================================   =======    =======    =======    =======    =======
 Class C:
  Shares issued                                               10         --         --        550         14
  Shares issued in lieu of cash distributions                 --         --         --         23         --
  Shares redeemed                                             --         --         --        (50)        --
------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS C TRANSACTIONS                                   10         --         --        523         14
======================================================   =======    =======    =======    =======    =======
 Class S:
  Shares issued                                            1,492        253        470        122         --
  Shares issued in lieu of cash distributions                 38         36         29         --         --
  Shares redeemed                                           (284)      (627)      (240)        --         --
  Shares issued in connection with the acquisition of
   Fund net assets                                            --         --         --        201         --
------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS S TRANSACTIONS                                1,246       (338)       259        323         --
======================================================   =======    =======    =======    =======    =======
 Class Y:
  Shares issued                                            2,479      1,790      2,515      9,067      9,088
  Shares issued in lieu of cash distributions                174         28        163         86         13
  Shares redeemed                                         (5,212)    (3,682)    (4,392)      (490)      (125)
  Shares issued in connection with the acquisition of
   Fund net assets                                        14,096         --         --      9,859         --
------------------------------------------------------   -------    -------    -------    -------    -------
 TOTAL CLASS Y TRANSACTIONS                               11,537     (1,844)    (1,714)    18,522      8,976
======================================================   =======    =======    =======    =======    =======
 NET INCREASE (DECREASE) IN CAPITAL SHARES                13,320     (2,294)    (1,429)    22,615      9,077
======================================================   =======    =======    =======    =======    =======

[WIDE TABLE CONTINUED FROM ABOVE]

STRATEGIC HIGH YIELD
                                                                INCOME FUND   BOND FUND
                                                        -------------------  ----------
                                                         10/1/00    10/1/99  8/30/01(1)
                                                              to         to          to
                                                         9/30/01    9/30/00     9/30/01
                                                        --------   --------  ----------
CAPITAL SHARE TRANSACTIONS:
 Class A:
  Shares issued                                              839        208          17
  Shares issued in lieu of cash distributions                114         88          --
  Shares redeemed                                         (1,121)      (914)         --
  Shares issued in connection with the acquisition of
  Fund net assets                                             --         --          --
------------------------------------------------------   -------    -------     -------
 TOTAL CLASS A TRANSACTIONS                                 (168)      (618)         17
======================================================   =======    =======     =======
 Class B:
  Shares issued                                              209         94           4
  Shares issued in lieu of cash distributions                 11          6          --
  Shares redeemed                                            (87)       (29)         --
  Shares issued in connection with the acquisition of
  Fund net assets                                             --         --          --
------------------------------------------------------   -------    -------     -------
 TOTAL CLASS B TRANSACTIONS                                  133         71           4
======================================================   =======    =======     =======
 Class C:
  Shares issued                                              428         52         486
  Shares issued in lieu of cash distributions                 17          8           1
  Shares redeemed                                            (76)       (37)        (84)
------------------------------------------------------   -------    -------     -------
 TOTAL CLASS C TRANSACTIONS                                  369         23         403
======================================================   =======    =======     =======
 Class S:
  Shares issued                                               --         --          --
  Shares issued in lieu of cash distributions                 --         --          --
  Shares redeemed                                             --         --          --
  Shares issued in connection with the acquisition of
  Fund net assets                                             --         --          --
------------------------------------------------------   -------    -------     -------
 TOTAL CLASS S TRANSACTIONS                                   --         --          --
======================================================   =======    =======     =======
 Class Y:
  Shares issued                                            5,129      9,124         888
  Shares issued in lieu of cash distributions                424        419           4
  Shares redeemed                                        (13,690)    (3,202)         --
  Shares issued in connection with the acquisition of
  Fund net assets                                             --         --          --
------------------------------------------------------   -------    -------     -------
 TOTAL CLASS Y TRANSACTIONS                               (8,137)     6,341         892
======================================================   =======    =======     =======
 NET INCREASE (DECREASE) IN CAPITAL SHARES                (7,803)     5,817       1,316
======================================================   =======    =======     =======

(1)Commencement of operations


(70     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

5 >  INVESTMENT SECURITY TRANSACTIONS

     During the period ended September 30, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                     U.S. GOVERNMENT           OTHER INVESTMENT
                                          SECURITIES                 SECURITIES
     --------------------------------------------------------------------------
                             PURCHASES         SALES    PURCHASES         SALES
                            ---------------------------------------------------
     Short Term
      Bond Fund               $ 36,153      $ 43,473     $ 96,962      $ 80,820
     Intermediate Term
      Bond Fund                337,766        87,721      240,426        67,197
     Fixed Income Fund         646,496       895,111      431,343       384,270
     Bond IMMDEX(TM) Fund      156,419        60,586       73,431        42,897
     U.S. Government
      Securities Fund           44,357        55,951           --         1,191
     Corporate Bond Fund        70,699        85,600      128,619       109,212
     Strategic Income Fund      30,144        44,504      139,221       189,897
     High Yield
      Bond Fund                  9,443         5,211        7,912            --
     --------------------------------------------------------------------------

     At September 30, 2001, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 2001, is as follows (000):

                               AGGREGATE GROSS     AGGREGATE GROSS
                                  APPRECIATION       (DEPRECIATION)         NET
     --------------------------------------------------------------------------
     Short Term Bond Fund             $ 12,605            $   (140)    $ 12,465
     Intermediate Term
      Bond Fund                         42,156              (3,175)      38,981
     Fixed Income Fund                  73,574              (3,949)      69,625
     Bond IMMDEX(TM) Fund               47,117              (3,805)      43,312
     U.S. Government
      Securities Fund                    9,835                (184)       9,651
     Corporate Bond Fund                 5,129              (3,274)       1,855
     Strategic Income Fund               4,628             (20,824)     (16,196)
     High Yield
      Bond Fund                             93                (873)        (780)
     --------------------------------------------------------------------------

6 >  SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, certain Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 2001, the collateral held at September 30, 2001, with respect to such loans, and income generated during the year ended September 30, 2001, from the program were as follows (000):

                                      MARKET VALUE OF           INCOME RECEIVED
     FUND                           LOANED SECURITIES   FROM SECURITIES LENDING
     --------------------------------------------------------------------------
     Short Term Bond Fund                    $136,445                      $ 19
     Intermediate Term Bond Fund              331,483                       126
     Fixed Income Fund                        491,707                       566
     Bond IMMDEX(TM) Fund                     293,142                       237
     Corporate Bond Fund                       17,234                        21
     Strategic Income Fund                         34                        --
     --------------------------------------------------------------------------

                         MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                         ------------------------------------------------------
                                                        OTHER FIXED
                           REPURCHASE   MONEY MARKET         INCOME
     FUND                  AGREEMENTS    INSTRUMENTS     SECURITIES       TOTAL
     --------------------------------------------------------------------------
     Short Term
      Bond Fund              $ 58,267        $14,173       $ 69,049    $141,489
     Intermediate Term
      Bond Fund               139,757         33,995        165,618     339,370
     Fixed Income Fund        207,309         50,427        245,670     503,406
     Bond IMMDEX(TM) Fund     122,695         29,845        145,398     297,938
     Corporate Bond
      Fund                      7,397          1,799          8,765      17,961
     Strategic Income
      Fund                         18              4             21          43
     --------------------------------------------------------------------------

     U.S. Bank acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds. For these services, U.S. Bank and Firstar received $2,594,376 and $16,775, respectively, in aggregate securities lending fees for the year ended September 30, 2001, for the First American Family of Funds. For the year ended September 30, 2001, securities lending fees for the Funds included in this annual report were as follows (000):

     --------------------------------------------------------------------------
     Short Term Bond Fund                                                  $ 13
     Intermediate Term Bond Fund                                             93
     Fixed Income Fund                                                      377
     Bond IMMDEX(TM) Fund                                                    97
     Corporate Bond Fund                                                     14
     Strategic Income Fund                                                   --
     --------------------------------------------------------------------------


FIRST AMERICAN FUNDS ANNUAL REPORT 2001     71)

NOTES TO FINANCIAL STATEMENTS September 30, 2001

7 >  CONCENTRATION OF RISKS

     The Strategic Income Fund is subject to special risks associated with investing in foreign securities and to a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Strategic Income Fund is also subject to risks associated with investing in securities issued by issuers in emerging market countries. Because of the special risks associated with foreign investing, the Strategic Income Fund may be subject to greater volatility than most mutual funds which invest primarily in domestic securities.

     Strategic Income Fund and the High Yield Bond Fund invest in lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's) corporate and foreign debt obligations, which are commonly referred to as "junk bonds". Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

     The summary of credit quality ratings for the securities held by the Strategic Income Fund and High Yield Bond Fund as of September 30, 2001, are as follows:

                                STRATEGIC INCOME
     ---------------------------------------------------------------------------
     STANDARD & POOR'S:                              MOODY'S:
     ---------------------------------------------------------------------------
     AAA                       25%                   Aaa                     30%
     AA                         1%                   Aa                       1%
     A                          5%                   A                        4%
     BBB                        4%                   Baa                      7%
     BB                        26%                   Ba                      18%
     B                         29%                   B                       34%
     CCC                        3%                   Caa                      3%
     Not Rated                  7%                   Not Rated                3%
                              ---                                           ---
                              100%                                          100%

                                 HIGH YIELD BOND
     ---------------------------------------------------------------------------
     STANDARD & POOR'S:                              MOODY'S:
     ---------------------------------------------------------------------------
     AAA                       43%                   Aaa                     43%
     BBB                       --%                   Baa                      4%
     BB                        28%                   Ba                      25%
     B                         27%                   B                       26%
     Not Rated                  2%                   Not Rated                2%
                              ---                                           ---
                              100%                                          100%


(72     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

8 >  FUND MERGERS

     On August 31, 2001, the Board of Directors and shareholders of FAIF approved the Agreement and Plan of Reorganization providing for the acquisition of Firstar Funds, Inc. On September 24, 2001, certain portfolios of FAIF, including newly formed shell portfolios (which were organized solely to acquire the assets and continue business of certain portfolios of the Firstar Funds) merged with certain portfolios of the Firstar Funds. The following table illustrates the specifics of the mergers
     (000):

ACQUIRED FUND                                 ACQUIRING FUND
------------------------------------------------------------------------------------------------
Firstar Short Term Bond Fund                  First American Short Term Bond Fund (1)
 Class A                                       Class A
 Class Y                                       Class S
 Institutional Class                           Class Y
Firstar Intermediate Bond Fund (1)            First American Intermediate Term Bond Fund
 Class A                                       Class A
 Institutional Class                           Class Y
Firstar Aggregate Bond Fund                   First American Fixed Income Fund (1)
 Class A                                       Class A
 Class B                                       Class B
 Class Y                                       Class S
 Institutional Class                           Class Y
Firstar Bond IMMDEX(TM) Fund (1)              First American Bond IMMDEX(TM) Fund (2)
 Class A                                       Class A
 Class B                                       Class B
 Class Y                                       Class S
 Institutional Class                           Class Y
Firstar U.S. Government Securities Fund (1)   First American U.S. Government Securities Fund (2)
 Class A                                       Class A
 Class B                                       Class B
 Class Y                                       Class S
 Institutional Class                           Class Y
Firstar Strategic Income Fund                 First American Corporate Bond Fund (1)
 Class A                                       Class A
 Class B                                       Class B
 Class C                                       Class C
 Institutional Class                           Class Y
------------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                     ACQUIRED  SHARES ISSUED TO
                                                   FUND'S NET   SHAREHOLDERS OF   ACQUIRING FUND      COMBINED    TAX STATUS
ACQUIRED FUND                                          ASSETS     ACQUIRED FUND       NET ASSETS    NET ASSETS   OF TRANSFER
----------------------------------------------------------------------------------------------------------------------------
Firstar Short Term Bond Fund                     $ 230,274(3)                         $  181,426    $  411,700   Non-taxable
 Class A                                                                  4,912
 Class Y                                                                     31
 Institutional Class                                                     17,529
Firstar Intermediate Bond Fund (1)               $ 381,127(4)                         $  553,802    $  934,929   Non-taxable
 Class A                                                                  3,042
 Institutional Class                                                     36,748
Firstar Aggregate Bond Fund                      $ 281,309(5)                         $1,256,927    $1,538,236   Non-taxable
 Class A                                                                    393
 Class B                                                                     67
 Class Y                                                                  3,173
 Institutional Class                                                     21,336
Firstar Bond IMMDEX(TM) Fund (1)                 $ 752,066                            $       --    $  752,066   Non-taxable
 Class A                                                                  2,993
 Class B                                                                    285
 Class Y                                                                    322
 Institutional Class                                                     23,377
Firstar U.S. Government Securities Fund (1)      $ 212,343                            $       --    $  212,343   Non-taxable
 Class A                                                                    703
 Class B                                                                    174
 Class Y                                                                  1,476
 Institutional Class                                                     17,019
Firstar Strategic Income Fund                    $ 127,046(6)                         $   95,071    $  222,117   Non-taxable
 Class A                                                                  3,380
 Class B                                                                  1,293
 Class C                                                                  4,893
 Institutional Class                                                     85,505
----------------------------------------------------------------------------------------------------------------------------

(1)Accounting survivor
(2)Shell portfolio
(3)Includes capital loss carryovers and unrealized appreciation in the amount of $3,259 and $7,180, respectively.
(4)Includes capital loss carryovers and unrealized appreciation in the amount of $18,090 and $14,167, respectively.
(5)Includes capital loss carryovers and unrealized appreciation in the amount of $3,378 and $9,475,respectively.
(6)Includes capital loss carryover and unrealized depreciation in the amount of $28,214 and $68, respectively.

On November 27, 2000, the Class A and Class B shares of the Firstar Stellar U.S. Government Income Fund and the Class A, Class B, Class Y and Institutional shares of the Mercantile U.S. Government Securities Portfolio were merged into a Firstar U.S. Government Securities shell portfolio. The value of assets transferred at the time of the tax-free merger was $150,558 for the Firstar Stellar U.S. Government Income Fund and $62,369 for the Mercantile U.S. Government Securities Portfolio. Shares issued to shareholders of the Firstar Stellar U.S. Government Income Fund were 14,341 and 132 shares for Class A and Class B, respectively. Net assets at the time of the merger for Firstar Stellar U.S. Government Income Fund included capital loss carryovers and unrealized depreciation of $4,134 and $370, respectively.

On November 27, 2000, the Class A, Institutional Class and Trust Class shares of the Mercantile Intermediate Corporate Bond Portfolio were merged into Class A, Class Y and Class I shares of the Firstar Intermediate Bond Market Fund, respectively. The value of assets transferred at the time of the tax-free merger was $33,573 for the Mercantile Intermediate Corporate Bond Portfolio. Shares issued to shareholders of the Mercantile Intermediate Corporate Bond Portfolio were 41, 4, and 3,248 shares for Class A, Class Y and Class I, respectively.


FIRST AMERICAN FUNDS ANNUAL REPORT 2001     73)

NOTICE TO SHAREHOLDERS September 30, 2001 (unaudited)

     THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. MOST SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED FOR INCOME TAX PURPOSES WILL BE SENT IN EARLY 2002 ON FORM 1099. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

     Dear First American Investment Fund Shareholders:

     For the fiscal year ended September 30, 2001, each Fund has designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                  LONG TERM          ORDINARY
                               CAPITAL GAIN            INCOME             TOTAL
                              DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS
     FUND                       (TAX BASIS)       (TAX BASIS)       (TAX BASIS)
     ---------------------------------------------------------------------------
     Short Term Bond                      0%              100%              100%
     Intermediate Term Bond               0               100               100
     Fixed Income                         0               100               100
     Bond IMMDEX(TM)                      6                94               100
     U.S. Government Securities           0               100               100
     Corporate Bond                       0               100               100
     Strategic Income                     0               100               100
     High Yield Bond                      0               100               100
     ---------------------------------------------------------------------------

     SHAREHOLDER MEETINGS

     At a special meeting of shareholders of the First American Funds on August 31, 2001, the shareholders of each of the Funds voted to approve the following proposals:

     Proposal No. 1 -- Election of Robert J. Dayton, Andrew S. Duff, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade as Directors.

     At the meeting, shareholders approved Proposal No. 1 as follows:

                                       SHARES VOTED FOR          SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                     558,356,935               8,806,518
     Andrew S. Duff                       564,054,926               3,108,127
     Roger A. Gibson                      564,135,567               3,027,486
     Andrew M. Hunter III                 564,182,351               2,980,702
     Leonard W. Kedrowski                 564,142,080               3,020,973
     John M. Murphy, Jr.                  563,979,300               3,183,753
     Richard K. Riederer                  564,286,876               2,876,177
     Joseph D. Strauss                    564,169,341               2,993,712
     Virginia L. Stringer                 563,921,602               3,241,451
     James M. Wade                        564,289,279               2,873,774
     ---------------------------------------------------------------------------

     Proposal No. 2 -- Ratification of the selection of Ernst & Young LLP as independent public accountants for the Company.

     At the meeting, shareholders approved Proposal No. 2 as follows:

         FOR                              AGAINST                       ABSTAIN
     ---------------------------------------------------------------------------
     563,155,535                          986,817                      3,020,716
     ---------------------------------------------------------------------------


(74     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

     Proposal No. 5 -- To approve the modification or elimination of certain fundamental investment restrictions of the funds.

     At the meeting, shareholders approved Proposal No. 5 as follows:

     5A -- Modify investment restriction regarding concentration in a particular industry.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,375,186    301,937    242,792      2,315,701
     Fixed Income Fund        74,200,695    766,660    718,038      5,929,649
     Corporate Bond Fund       5,358,589     78,254     58,413        456,937
     Strategic Income Fund    16,017,758     94,483    139,739      1,504,388
     ---------------------------------------------------------------------------

     5B -- Modify investment restriction regarding borrowing.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,267,191    356,929    295,795      2,315,701
     Fixed Income Fund        74,033,937    880,742    770,714      5,929,649
     Corporate Bond Fund       5,339,967     96,876     58,413        456,937
     Strategic Income Fund    15,921,103    181,978    148,899      1,504,388
     ---------------------------------------------------------------------------

     5C -- Modify investment restriction regarding issuance of senior securities.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,270,872    336,739    312,304      2,315,701
     Fixed Income Fund        74,118,105    759,193    808,095      5,929,649
     Corporate Bond Fund       5,365,486     90,870     38,900        456,937
     Strategic Income Fund    15,941,102    149,952    160,926      1,504,388
     ---------------------------------------------------------------------------

     5D -- Eliminate the investment restriction regarding margin purchases and short sales.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,192,385    412,670    314,860      2,315,701
     Fixed Income Fund        73,679,074  1,173,703    832,616      5,929,649
     Corporate Bond Fund       5,322,342    131,349     41,365        456,937
     Strategic Income Fund    15,806,404    262,252    183,325      1,504,387
     -------------------------------------------------------------------------

     5E -- Modify investment restriction regarding investments in commodities.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,245,421    359,989    314,505      2,315,701
     Fixed Income Fund        73,990,697    913,788    780,908      5,929,649
     Corporate Bond Fund       5,358,464     96,785     40,007        456,937
     Strategic Income Fund    15,851,835    222,571    177,375      1,504,387
     ---------------------------------------------------------------------------

     5F -- Modify investment restriction regarding investments in real estate.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,332,812    297,436    289,667      2,315,701
     Fixed Income Fund        74,215,495    725,486    744,412      5,929,649
     Corporate Bond Fund       5,378,030     78,326     38,900        456,937
     Strategic Income Fund    15,919,334    152,658    179,989      1,504,387
     ---------------------------------------------------------------------------

     5G -- Modify the investment restriction regarding underwriting securities.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,359,868    246,686    313,361      2,315,701
     Fixed Income Fund        74,074,707    776,537    834,149      5,929,649
     Corporate Bond Fund       5,363,441     90,450     41,365        456,937
     Strategic Income Fund    15,904,108    156,221    191,652      1,504,387
     ---------------------------------------------------------------------------

     5H -- Modify investment restriction regarding lending.

                                  FOR       AGAINST    ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Short Term Bond Fund      7,337,507    286,817    295,591      2,315,701
     Fixed Income Fund        73,954,039    956,963    774,391      5,929,649
     Corporate Bond Fund       5,345,915    115,953     33,388        456,937
     Strategic Income Fund    15,015,049    172,921    164,011      1,504,387
     ---------------------------------------------------------------------------


                                 FIRST AMERICAN FUNDS ANNUAL REPORT 2001     75)

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS First American Investment Funds, Inc.



        MR. ROBERT DAYTON
        Director of First American Investment Funds, Inc.
        Retired; former Chief Executive Officer of Okabena Company


        MR. ANDREW DUFF
        Director of First American Investment Funds, Inc.
        President and Chief Executive Officer of U.S. Bancorp Piper Jaffray


        MR. ROGER GIBSON
        Director of First American Investment Funds, Inc.
        Vice President of North America-Mountain Region for United Airlines


        MR. ANDREW HUNTER III
        Director of First American Investment Funds, Inc.
        Chairman of Hunter, Keith Industries, Inc.


        MR. LEONARD KEDROWSKI
        Director of First American Investment Funds, Inc.
        Owner and President of Executive Management Consulting, Inc.


        MR. JOHN MURPHY JR.
        Director of First American Investment Funds, Inc.
        Executive Vice President of U.S. Bancorp


        MR. RICHARD RIEDERER
        Director of First American Investment Funds, Inc.
        Retired; former President and Chief Executive Officer of Weirton Steel


        MR. JOSEPH STRAUSS
        Director of First American Investment Funds, Inc.
        Former Chairman of First American Investment Funds, Inc.
        Owner and President of Strauss Management Company


        MS. VIRGINIA STRINGER
        Chairperson of First American Investment Funds, Inc.
        Owner and President of Strategic Management Resources, Inc.


        MR. JAMES WADE
        Director of First American Investment Funds, Inc.
        Owner and President of Jim Wade Homes

[LOGO] FIRST AMERICAN FUNDS(TM)


DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

For a prospectus or fund profile containing more information on First American Funds, including investment policies, fees, and expenses, please contact your investment professional, call First American Funds Investor Services at 800.677.FUND, or visit us on the web at firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     601 Second Avenue South
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     QUASAR DISTRIBUTORS, LLC
     615 East Michigan Street, 2nd floor
     Milwaukee, WI 53202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402





--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS                                            Presort Standard
c/o Fulfillment Agent, American Financial Printing Inc.           U.S. Postage
404 Industrial Boulevard, N.E.                                        Paid
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Funds Investor Services at 800.677.FUND.

2140-01  11/2001  AR-BOND